Exhibit 10.5

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”), is entered into effective the 23rd day of June 2004, by and between Shell Pipeline Company LP, a Delaware limited partnership and Equilon Enterprises LLC d/b/a Shell Oil Products US, a Delaware limited liability company (collectively “Seller”), and Magellan Midstream Partners, L. P., a Delaware limited partnership (“Buyer”). Seller and Buyer are hereinafter sometimes referred to individually as a “Party” or collectively as the “Parties.” Other definitions used in this Agreement are found in Annex A attached hereto and made a part hereof.

For and in consideration of the mutual covenants, obligations and benefits made and contained herein, the Parties agree as follows:

Article 1

Purchase and Sale

A. Included Assets. Subject to the terms and conditions set forth below, Seller agrees to sell and Buyer agrees to purchase all of Seller’s right, title and interest in and to the following real and personal property interests, other than the Excluded Assets (the “Property”):

(1) the refined products pipelines (the “Pipelines”), the refined products and crude oil tank farms (the “Tank Farms”) and the refined products terminals (the “Terminals”) all as shown on Exhibits “A” – Maps and “A-1” – System Descriptions, attached hereto and made a part hereof;

(2) all fee interests in real property described and shown on Exhibit “B” attached hereto and made a part hereof (“Real Property”);

(3) rights-of-way and permits appurtenant to or associated with the Pipelines, the Tank Farms or the Terminals as further described on Exhibit “C”, attached hereto and made a part hereof (“Rights-of-Way and Permits”);

(4) the assigned contracts as further described on Exhibit “D” attached hereto and made a part hereof (“Assigned Contracts”);

(5) any and all pipe, tanks, loading racks, pumps, motors, valves, fittings, miscellaneous equipment and facilities, and buildings associated with the Pipelines, the Tank Farms or the Terminals as further described on Exhibit “E” attached hereto and made a part hereof (“Equipment”); and

(6) the Books and Records.

B. Inventory.

(1) The inventory held in the private Odessa to El Paso 6” pipeline will not be purchased by Buyer at Closing, but rather, Buyer will, with reasonable cooperation from Seller, convert the Odessa to El Paso 6” pipeline to common carrier status within thirty (30) days after Closing and Seller will become a shipper in the pipeline.

(2) The inventory held by Seller related to the third party supply agreement (estimated to be 592,000 barrels) will be purchased by Buyer, based on a 30-day Platt’s USGC Pipeline spot average price for the preceding month plus the fees and expenses incurred by Seller to transport the inventory to its location at Closing. An illustration of the amount to be paid by Buyer is shown on Exhibit “E-1”. The actual payment will be in substantial compliance with the calculation shown on Exhibit “E-1”. The amount paid will be in addition to the Purchase Price. In addition, Seller will transfer to Buyer the money held in escrow ($10,000,000.00 as of the date of this Agreement) on behalf of the third party with whom Seller has the supply agreement as soon after Closing as all of the accounts relating to the third party supply agreement have cleared, but no later than ninety (90) days after Closing, on mutually agreeable terms.

C. Excluded Assets. The Property shall not include any items described on the attached Exhibit “F” (“Excluded Assets”). Further, except as provided in Section 1B.(2) above, Seller is not selling to Buyer any of its allowance oil or the products or crude oil held in inventory for Seller or for the account of customers in any of the Pipelines, Tank Farms or Terminals. For all of the Excluded Assets, Buyer grants Seller a ninety (90) day right of access, commencing at the Effective Time, to remove such assets from the Property.

D. Signage. Buyer acknowledges that it shall have no rights with respect to the use of the names “Shell Pipeline Company LP”, “Shell Oil Products US” or any and all variations and derivatives thereof, all trademarks, service marks and logos associated therewith, nor any “Goodwill” associated with any of the foregoing. Within ninety (90) days after the Effective Time, Buyer shall remove or cause to be removed, all such names, marks or logos from wherever they may appear on the Property, including the removal of all Shell Pipeline Company LP or Shell Oil Products US line markers. Should Buyer fail to have such line markers removed within ninety (90) days of the Effective Time, then Buyer shall pay to Seller one hundred dollars ($100.00) per month for each of the line markers with Seller’s or its Affiliates name on it still on the Property on or after the ninetieth (90th) day after the Effective Time.

E. One-Call. Buyer will promptly, but in no event later than ninety (90) days after the Effective Time, contact every appropriate one-call agency in the vicinity of any of the Property and have the contact information for one-calls changed from Seller’s name to Buyer’s name. This obligation of Buyer shall include sending revised maps to the one-call agencies where appropriate or required. Buyer shall send Seller a letter, to the Notices address contained in Article 28 of this Agreement, when the one-call notification information has been changed. Should Buyer fail to have the one-call information and maps changed to Buyer’s name within ninety (90) days of the Effective Time, then Buyer shall pay to Seller one hundred dollars ($100.00) for each one-call received by Seller for any of the Property on or after the ninetieth (90th) day after the Effective Time.

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Article 2

Purchase Price

A. Price. The price to be paid by Buyer to Seller for the Property shall be four hundred ninety two million, four hundred forty-four thousand dollars ($492,444,000.00) (the “Purchase Price”) payable at Closing (as defined below) less the Earnest Money held by Seller, by wire transfer in immediately available funds to an account to be designated by Seller. Seller shall prepare a Closing Statement, substantially in the form attached hereto as Exhibit “G”, detailing the items which are to be added to or subtracted from the Purchase Price as permitted under this Agreement in order to determine the amount of money to be included in the wire transfer. Buyer and Seller shall agree to the figures on the Closing Statement.

B. Earnest Money. As evidence of Buyer’s ability to perform this Agreement and good faith intent to comply with the terms hereof, Buyer has deposited with Seller an amount equal to five percent (5%) of the Purchase Price as earnest money (hereinafter “Earnest Money”). The Earnest Money shall accrue interest at a per annum rate calculated on a daily basis using the three month treasury bill rate published in The Wall Street Journal for any applicable day (with the rate for any day for which a rate is not published being the rate most recently published). All references to Earnest Money shall include interest on the Earnest Money as calculated in accordance with the preceding sentence.

C. Distribution of the Earnest Money. The Earnest Money shall be distributed as follows:

(1) If the Closing occurs, then the Earnest Money shall be applied to and credited against the Purchase Price at Closing.

(2) In the event the transaction fails to close because any of the conditions to Closing contained in Section 3A. is not satisfied through no fault of either Party and this Agreement is terminated, Seller will refund the Earnest Money to Buyer and Buyer and Seller shall each be relieved of all liability hereunder.

(3) In the event the transaction fails to close because any of the conditions to Closing in Section 3A is not satisfied because Buyer has violated the terms of this Agreement, Seller shall be entitled to retain the Earnest Money, as liquidated damages and not as a penalty, and Buyer and Seller shall each be relieved of all further liability hereunder.

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Article 3

Closing

Closing shall take place on the first day of the month immediately following the month in which the waiting period(s) of the HSR Act expire, but no later than October 1, 2004, at Seller’s offices in Houston, Texas (“Closing”), or at such other time and place as agreed to in writing by the Parties. Control of operations, risk of loss, and transfer of title to the Property from Seller to Buyer shall be effective as of 7:00 a.m. local time on the Closing Date.

A. Conditions to Closing. Except as expressly waived by the Parties, the obligations of the Parties to close this transaction are subject to the satisfaction, at or prior to Closing, of each of the following conditions, which conditions the Parties intend to be conditions precedent to Seller’s obligation to convey the Property and to Buyer’s obligation to pay the Purchase Price:

(1) All representations and warranties of the Parties set forth in this Agreement shall be true in all material respects as of the Closing Date as if made on the Closing Date, and the Parties shall have performed all covenants and conditions required by this Agreement to be performed at or prior to Closing and shall have taken all other actions reasonably necessary to close this transaction.

(2) No Law shall exist or shall have been enacted restricting or substantially delaying this transaction.

(3) Neither Party shall have exercised any right it may have to terminate this Agreement under the express terms hereof.

(4) If in the judgment of either Seller or Buyer, the pre-merger notification requirements of the HSR Act are applicable to this transaction, then both Seller and Buyer shall file with the Federal Trade Commission and the Department of Justice their respective Notification and Report Forms and supplemental information, if any, and will comply with the requirements of the HSR Act. The respective obligations of the Parties to consummate this transaction are expressly made subject to satisfactory compliance with the HSR Act, including the expiration of any waiting period(s) required thereunder.

(5) If applicable, each Party shall have complied with the requirements of federal and state securities Laws.

(6) No Casualty Loss shall have occurred or shall have been disclosed to Buyer between the date of Buyer’s notification to Seller that it has completed its pre-acquisition review and Closing. The term “Casualty Loss” shall mean any single event of loss or damage to the Property or any portion thereof which causes a Material Adverse Environmental Condition or a Material Defect.

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(7) Each Party shall have received a certificate, dated as of the Closing Date, signed by the other Party’s Secretary or Assistant Secretary certifying the incumbency of the officers executing this Agreement, and any documents to be executed and delivered by it at the Closing, on behalf of such Party.

(8) Seller shall have executed and delivered to Buyer the Conveyance Documents, which are attached to this Agreement as Exhibits “H”, “I”, “J” and “K”.

(9) The Parties shall each have executed and delivered to the other the Ancillary Agreements, which are attached to this Agreement as Exhibits “L”, “M”, “N” and “O”.

(10) Seller’s portion of the property Tax owed in accordance with Section 6B shall have been deducted from the Purchase Price on the Closing Statement.

(11) Seller shall have received from Buyer, or its Affiliate who has been financially qualified by Seller, a guarantee of the performance, in substantially the form attached hereto as Exhibit “P”, of any Affiliate of Buyer who has not been financially qualified by Seller to whom assets are to be conveyed under this Agreement.

B. Termination. If any condition or obligation of a Party has not been satisfied or waived, and Closing has not occurred by the close of business on the Closing Date, the Party to whom said obligation is owed may terminate this Agreement immediately upon the giving of written notice thereof to the Party owing such obligation. Buyer shall promptly return all records, maps, files, papers, and other property of Seller then in its possession, and neither Party shall hereafter have any liability under this Agreement. This provision shall not, however, apply to limit the liability of a Party who has willfully caused termination hereof by any act or failure to act in violation of the terms and provisions of this Agreement.

C. Entities to Receive Assets. Buyer will inform Seller at least ten (10) days prior to Closing of the names of the Affiliate entities to whom the various portions of the Property are to be conveyed as of Closing.

Article 4

Allocation of Proceeds and Purchase Price

A. Proceeds from Operations. All proceeds attributable to the operation, ownership, use or maintenance of or otherwise relating to the Property prior to the Effective Time shall be the property of Seller and to the extent received by Buyer or its Affiliates, Buyer shall promptly and fully disclose, account for and transmit same to Seller. All proceeds attributable to the operation, ownership, use, or maintenance of or otherwise relating to the Property on and after the Effective Time shall be the property of Buyer and to the extent received by Seller or its Affiliates, Seller shall promptly and fully disclose, account for and transmit same to Buyer.

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B. Purchase Price Allocation. Buyer and Seller shall, prior to or at Closing, agree to allocate the Purchase Price among the Property in substantially the same form attached hereto as Exhibit “Q” which will represent a reasonable determination in good faith of the fair market value of the Property. Seller and Buyer agree (i) to report the federal, state and local income and other Tax consequences of the transactions contemplated herein, and in particular to report the information required by Section 1060(b) of the Code on Form 8594 in a manner consistent with such allocation and (ii) not to take any position inconsistent therewith upon examination of any Tax return, in any refund claim, in any litigation, investigation or otherwise, unless required by applicable Laws or with the consent of the other Party.

Article 5

Responsibility For Contractual Payments and Obligations

A. Contractual Payments. Seller shall be responsible for all costs and expenses, arising in the ordinary course of business with respect to the ownership, operation, use or maintenance of the Property prior to the Effective Time. Buyer shall be responsible for all such costs and expenses arising in the ordinary course of business with respect to the ownership, operation, use or maintenance of the Property on and after the Effective Time.

B. Assumption of Liabilities and Obligations Relating to the Property. On and after the Effective Time, but subject to Seller’s indemnities set forth in Article 13, Buyer shall assume all liabilities and perform all obligations of Seller (other than the Excluded Liabilities which Seller is expressly retaining and which are not being assigned to or assumed by Buyer) relating to the Property (whether such obligations are to a grantor, a Governmental Authority or any other Person) and whether such liabilities or obligations are attributable to periods of time prior to or after the Effective Time, including, but not limited to, any obligations arising with respect to the abandonment or removal (as the case may be) of any existing facilities, Pipeline, Tank Farm, Terminal, appurtenant or associated Equipment or other personal property located on and included in the Property.

C. Adjustments Regarding Utilities. To the extent utilities have not been placed in Buyer’s name as of the Effective Time, charges and credits for water, electricity, sewage, gas and all other utilities shall be adjusted and apportioned between Seller and Buyer through the Effective Time. If Buyer receives invoices for utilities for any period of time prior to the Effective Time, Buyer will promptly forward the invoices to Seller for payment. Likewise, if Seller receives invoices for utilities for any period of time on or after the Effective Time, Seller will promptly forward the invoices to Buyer for payment. If new utility connections or meters are required for Buyer’s assumption of utility services, the cost shall be borne by Buyer. After Closing, Buyer shall promptly place in its own name all utilities associated with the Property.

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Article 6

Taxes and Related Matters

A. Cooperation. Buyer and Seller agree to furnish, or cause to be furnished, to each other, upon request, as promptly as practicable, such information and assistance relating to the Property as is reasonably necessary for the filing of all Tax returns, the preparation for any audit by any taxing authority, and the prosecution or defense of any Proceeding relating to any Tax return. Seller and Buyer shall cooperate with each other in the conduct of any audit or other Proceeding related to Taxes involving the Property and each shall execute and deliver such documents as are necessary to carry out the intent of this article.

B. Property Taxes. All real estate, ad valorem and personal property taxes shall be prorated between Buyer and Seller as of the Closing Date based upon the number of days during the applicable tax period each Party owned the Property subject to such tax. For purposes of this Agreement, general property Taxes in respect to the ownership or use of the Property for the calendar year in which the Effective Time occurs shall be prorated between Buyer and Seller as of the Effective Time regardless of when such general property Taxes are actually billed and payable. At Closing, Seller’s portion of such general property Taxes attributable to the period prior to the Effective Time shall be deducted from the Purchase Price to be paid to Seller. Buyer shall actually pay to the taxing authority all general property Taxes for the year of Closing which are payable after the Closing. Notwithstanding anything in this Agreement to the contrary, no further adjustment shall be made for such general property Taxes due for the Tax year in which the Closing occurs and which are payable after the Closing, and Buyer hereby agrees to assume the payment of all such general property Taxes effective upon Closing.

C. Documentary Transfer Taxes. Buyer shall pay and bear all documentary transfer Taxes, realty transfer Taxes and charges or fees with respect to the transfer of real property or to the recordation of the documents necessary for the transfer of real property that may be required for the transfer of the Property from Seller to Buyer.

D. Other Transfer Taxes. Buyer shall pay and be responsible for any other applicable transfer Taxes incurred in connection with the purchase and sale of the Property, including, without limitation, any federal, state or local sales, use, or excise Taxes, whether levied on Seller or Buyer. Buyer shall be responsible for, and will file all necessary Tax returns and other documentation with respect to all such Taxes and remit, upon the request of Seller, copies of the portions of such returns relevant to this Agreement and any necessary documentation to Seller.

E. Confidential Tax Information. Notwithstanding anything to the contrary in this Agreement, neither Party shall be required at any time to disclose to the other Party, or to any other Person, absent legal constraint, any Tax return or other confidential Tax information.

F. Deferred Like-Kind Exchange Cooperation. If so requested by a Party, the other Party shall, at no cost or obligation to such other Party, cooperate in structuring and completing all or a portion of this transaction so as to effect a disposition of “relinquished property” in

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connection with a multiple party deferred like-kind exchange pursuant to Section 1031 of the Code. In particular, Buyer hereby consents to the assignment of an interest in the Property to a “qualified intermediary” prior to the Closing hereunder and the assignment by Seller to such “qualified intermediary” of Seller’s right to receive the Purchase Price hereunder. The terms “qualified intermediary,” and “relinquished property” as used herein shall have the meanings ascribed to them in Treasury Regulations Section 1.1031(k)-1. The requesting Party agrees to indemnify and hold harmless the other Party from any costs, expenses and claims relating to its cooperation arising out of a like-kind exchange of the requesting Party, which indemnity shall survive Closing. Nothing in this Section 6F is intended to relieve any Party from its obligations hereunder.

G. Certification of Non-Foreign Status. On the Closing Date, Seller shall deliver to the Buyer a certificate in the form attached hereto as Exhibit “R” (Certification of Non-Foreign Status) signed under penalty of perjury (i) stating that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate, (ii) providing its U.S. Employer Identification Number, and (iii) providing its address, all pursuant to Section 1445 of the Code.

Article 7

Seller’s Representations

Seller represents and warrants to Buyer the following:

A. No Brokers. Seller has not incurred any obligation or liability, contingent or otherwise, nor made any agreement with respect to any broker or finder’s fees arising out of or in any way related to the transaction contemplated by this Agreement for which Buyer will be in any way liable.

B. Organization. Shell Pipeline Company LP is a limited partnership and Shell Oil Products US is a limited liability company, both duly formed, validly existing and in good standing under the Laws of the State of Delaware and duly qualified to carry on business in the states in which their business requires them to be qualified.

C. Power and Authority. Seller has the power and authority necessary to enter into and perform this Agreement and the transaction contemplated hereby, and assuming compliance with the requirements of the HSR Act, the execution, delivery and performance of this Agreement by Seller, will not, with the passage of time or the giving of notice or both: (1) violate any provision of the formation documents of Seller, (2) materially violate any agreement or instrument to which Seller is a party or by which Seller is bound, (3) materially violate any judgment, order, ruling or decree applicable to Seller as a party in interest, (4) materially violate any Law applicable to Seller or to this Agreement or (5) result in the creation or imposition of any material Lien on any of the Property.

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D. Authorization and Enforceability. The execution, delivery, and performance by Seller of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement has been duly executed and delivered on behalf of Seller, and, at the Closing, all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered by Seller. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

E. Investment Company Act; PUCHA. Seller is not (1) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended or (3) a “foreign person” within the meaning of Section 1445 of the Code.

F. Violations of Law. Except as set forth in the Disclosure Schedule, to Seller’s knowledge, Seller is not in material violation of any Law in connection with its ownership and/or operation of the Property.

G. Taxes. Except as set forth in the Disclosure Schedule, to Seller’s knowledge, Seller has filed in a timely manner all required federal, state, and local income, sales, use, property, and franchise Tax returns related to the Property, and has paid (except amounts being diligently contested in good faith by appropriate Proceedings and disclosed on the Disclosure Schedule) all required Tax or similar assessments arising from or related to the Property, including any interest, penalties or additions attributable thereto shown as due on all such filings. Taxes which Seller was required by Law to withhold or collect in respect to the Property have been withheld or collected and have been paid over to the proper Governmental Authorities or are properly held by Seller for such payment when due and payable.

H. Permits. Except as disclosed in the Disclosure Schedule, to Seller’s knowledge (1) the Property includes all Permits necessary for the operation of the Property as currently conducted, and (2) Seller is in material compliance with all its obligations with respect to such Permits.

I. Necessary Assets. Except for the Excluded Assets and any title gaps for which Buyer has assumed the risk under Section 8D, and except as disclosed in the Disclosure Schedule, to Seller’s knowledge, the Pipelines, Terminals, Tank Farms, Real Property, Rights-of-Way and Permits, Equipment and Assigned Contracts constitute all of the properties and assets necessary for the operation of the Pipelines, Tank Farms, and Terminals as they are currently used and operated.

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J. No Proceedings. Except as set forth in the Disclosure Schedule, to Seller’s knowledge, (1) there is no Proceeding directly affecting the Property or Seller’s ownership or operation thereof on the date hereof that is still pending or threatened, and that, if adversely determined, would impair or prohibit the consummation of the transaction contemplated hereby and (2) there are no material orders, writs, judgments, stipulations, injunctions, decrees, determinations, awards or other decisions of any Governmental Authority, or any arbitrator or mediator, outstanding against Seller pertaining to any portion of the Property.

K. Disclosure Schedule Updates. Seller will update the Disclosure Schedule between the signing of this Agreement and three (3) business days prior to Closing.

L. Debt and Long-term Liabilities. As of Closing, the Property will be free and clear of any outstanding debt and all long-term liabilities which would be recorded under generally accepted accounting principles except for those liabilities retained by Seller under the terms of this Agreement.

M. Other Contracts. Between the signing of this Agreement and the Closing, Seller shall not enter into, amend or terminate any transportation or terminaling agreement or any other material contracts that affect or are part of the Property without Buyer’s prior written consent.

Article 8

Buyer’s Representations

Buyer represents and warrants to Seller the following:

A. Independent Investigation. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN ARTICLE 7 HEREOF, BUYER ACKNOWLEDGES THAT (1) SELLER IS SELLING AND BUYER IS ACQUIRING THE PROPERTY ON AN “AS IS”, “WHERE IS” BASIS, WITHOUT ANY REPRESENTATIONS AND WARRANTIES CONCERNING THE PROPERTY (EXPRESS, IMPLIED OR STATUTORY), (2) SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATION OR WARRANTY OF TITLE, FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE WITH REGARD TO THE PROPERTY AND SELLER HAS EXPRESSLY DISCLAIMED ANY WARRANTIES (EXPRESS, IMPLIED OR STATUTORY), AND (3) SELLER HAS NOT AND DOES NOT WARRANT DESCRIPTION, VALUE, QUALITY, OR CONDITION OF ANY OF THE PROPERTY (INCLUDING THE PIPELINES, TANKS, TERMINALS, APPURTENANT OR ASSOCIATED EQUIPMENT OR OTHER REAL OR PERSONAL PROPERTY LOCATED ON OR INCLUDED IN THE PROPERTY). BUYER FURTHER ACKNOWLEDGES THAT SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATION OR WARRANTY CONCERNING THE PRESENT OR FUTURE VALUE OF THE POSSIBLE INCOME, COSTS OR PROFITS IF ANY, TO BE DERIVED FROM THE PROPERTY. BUYER HAS MADE

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INDEPENDENT INSPECTIONS, ESTIMATES, COMPUTATIONS, REPORTS, STUDIES, AND EVALUATIONS OF THE PROPERTY AND HAS SATISFIED OR WILL SATISFY ITSELF PRIOR TO THE EXPIRATION OF THE REVIEW PERIOD WITH RESPECT TO THE CONDITION OF THE PROPERTY. FURTHER, BUYER ACKNOWLEDGES THAT THE PROPERTY HAS BEEN USED FOR THE TRANSPORTATION OF REFINED PETROLEUM PRODUCTS OR CRUDE OIL AND MAY HAVE BEEN THE SUBJECT OF ONE OR MORE RELEASES OF REFINED PETROLEUM PRODUCTS OR CRUDE OIL AS A RESULT OF ITS USE.

B. Investment. Buyer is acquiring the Property for its own benefit and account and not with the intent of distributing fractional undivided interests thereof as would be subject to regulation by federal or state securities Laws.

C. Evaluation by Buyer. By reason of Buyer’s knowledge and experience in the evaluation, acquisition and operation of similar properties, Buyer has evaluated the merits and risks of purchasing the Property and has formed an opinion based solely upon Buyer’s knowledge and experience and not upon the Information Memoranda or any representations or warranties by Seller or any of its representatives other than Seller’s representations set forth in Article 7 hereof.

D. Transfer Restrictions. Buyer assumes the risk of any transfer restrictions or renegotiation requirements associated with, or the expiration of, any Rights-of-Way, Permits, franchises, Assigned Contracts or other agreements applicable to the Property.

E. Compliance with Laws. Buyer shall comply with all applicable Laws and shall promptly obtain, or have transferred to its name, and maintain all Permits or consents required by public or private parties in connection with the Property purchased.

F. Organization. Buyer is a limited partnership duly formed, validly existing and in good standing under the Laws of the State of Delaware and at Closing will be duly qualified to carry on business in the states in which the ownership of the Property requires it to be qualified.

G. No Brokers, Buyer has not incurred any obligation or liability, contingent or otherwise, nor has it made any agreement with respect to any broker or finder’s fees arising out of or in any way related to the transaction contemplated by this Agreement for which Seller will be in any way liable.

H. Power and Authority. Buyer has the power and authority necessary to enter into and perform this Agreement and the transaction contemplated hereby, and assuming compliance with the requirements of the HSR Act, the execution, delivery and performance of this Agreement by Buyer will not (1) violate any provision of the formation documents of Buyer, (2) materially violate any agreement or instrument to which Buyer is a party or by which Buyer is bound, (3) materially violate any judgment, order, ruling or decree applicable to Buyer as a party in interest or (4) materially violate any Law applicable to Buyer.

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I. Authorization and Enforceability. The execution, delivery, and performance by Buyer of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement has been duly executed and delivered on behalf of Buyer, and, at the Closing, all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered by Buyer. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

J. Investment Company Act and PUCHA. Buyer is not (1) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended or (3) a “foreign person” within the meaning of Section 1445 of the Code.

K. No Knowledge. Buyer’s management responsible for the consummation of this transaction has no knowledge that there exists any wrong or inaccurate information, omissions, misrepresentations or mistakes on the Disclosure Schedule.

Article 9

Covenants of Seller

A. Ancillary Agreements. Seller shall execute the Ancillary Agreements in substantially the form attached hereto as Exhibits “L”, “M”, “N” and “O” as of the Closing Date.

B. Financial Statements. Buyer has received a determination from the Securities and Exchange Commission (“SEC”) that the SEC will not require that Buyer have audited financial statements meeting the requirements of the SEC’s Regulation S-X with respect to the Property. While Buyer has received the SEC’s determination that Buyer will not be required to have such financials, if the SEC determines that audited financials will be required, Buyer will notify Seller of such determination and Seller and its Affiliates will thereupon commence the preparation of (and cause its auditors to cooperate with and assist in the preparation of) and deliver to Buyer audited financial statements meeting the requirements of the SEC’s Regulation S-X with respect to the Property. All costs and expenses reasonably incurred by Seller in preparing such financial statements for Buyer shall be for Buyer’s account and shall be promptly reimbursed, upon submission of invoice by Seller.

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Article 10

Covenants of Buyer

A. No Change in Use. Buyer will not materially change the use of any of the Property in such a way as to cause a change in the level of clean-up required by any Governmental Authority for any pollution condition which had affected the Property prior to the Effective Time. Buyer also agrees that it will require that the condition outlined in the previous sentence of any of its successors or assigns of any portion of the Property.

B. Ancillary Agreements. Buyer shall execute the Ancillary Agreements in substantially the form attached hereto as Exhibits “L”, “M”, “N” and “O” as of the Closing Date.

C. Changes to the Pipelines. After the initial commitment period under the Transportation Agreement, for a period of eight (8) additional years, Buyer agrees that it will provide at least a two (2) year notice to Seller of any changes to be made to the Pipelines that would materially impact the ability of Seller to continue shipments at historical levels.

D. Compliance with Laws and Transfer Restrictions. Buyer shall comply with all applicable Laws and shall promptly obtain, or have transferred to its name, and maintain all Permits or consents required by public or private parties in connection with the transfer of the Property as contemplated hereby.

Article 11

Pre-Acquisition Review

A. Review Period. During the period commencing on the date of this Agreement and ending forty-five (45) days after the date of this Agreement (the “Review Period”), Buyer and its Affiliates and the employees, agents and consultants of either shall have the right to do the following, at Buyer’s expense and with the cooperation and assistance of Seller, subject to Buyer’s executed confidentiality agreement (“Confidentiality Agreement”), and also subject to Buyer supplying to Seller, prior to the end of the Review Period, copies of any reports and/or assessments prepared by Buyer or its Affiliates or the consultants of either, concerning the condition of the Property which are relied upon as the basis of Buyer’s termination option under Section 11E, and allowing Seller to discuss the reports or assessments with the Person who prepared them:

1. Enter all or part of the Property with Seller’s representative, including all or any easements, to view the Pipelines, Tank Farms, Terminals, facilities, Equipment, and other operations conducted thereon, and to conduct a surface only inspection and assessment, inventory, study and examination of the same, independently of any documents, data or information furnished by Seller hereunder; and

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2. Inspect and review the Books and Records. Buyer acknowledges that it shall not have access to (a) Seller’s Pipeline Manuals used in the operation of the Pipelines or (b) the process used by Seller for integrity assessments, which are considered by Seller to be proprietary property.

B. No Sampling. Buyer shall not have the right to perform any sampling of any kind in connection with any site assessment, including, but not limited to, any phase II site assessment on any portion of the Property.

C. Information is Confidential. Except as required by Law, all information acquired by Buyer in any inspection, inventory, study, or examination of the Property, and the results of any analysis thereof, shall be kept confidential by Buyer from anyone other than Seller in accordance with Buyer’s executed Confidentiality Agreement. Should Buyer be required by any Law to disclose any information concerning the Property, Buyer shall notify Seller at least five (5) days prior to Buyer’s disclosure of such information.

D. Indemnity. Buyer shall indemnify, defend and hold harmless Seller and its Affiliates and their respective owners, officers, directors, employees, attorneys, and agents from any and all Losses, liabilities, attorneys’ fees, court costs, liens, or encumbrances for labor or materials, claims and causes of action arising out of any injury to or death of any Persons or damage to property occurring to or on the Property as a result of the exercise of Buyer’s rights under this article, except to the extent the indemnified event or occurrence arises from or is caused by the sole negligence or fault of Seller. Seller shall have the right at all times to participate in the preparation for and conducting of any hearing or trial related to this indemnification provision, as well as the right to appear on its own behalf or to retain separate counsel to represent itself at any such hearing or trial.

E. Termination Option. Except as hereinafter provided, Buyer shall have the option of terminating this Agreement by providing written notice to Seller on or before the last day of the Review Period, in the event Buyer determines, during the Review Period, that the Property is subject to any: (1) Material Adverse Environmental Condition or (2) Material Defect. To be effective, any such notice shall specifically identify and describe the basis for such termination, and shall include substantial evidence of the Material Defect or Material Adverse Environmental Condition leading to the termination notice. Neither (i) a minor deviation in the location of a Pipeline, relative to a defined Right-of-Way in an easement, (ii) a gap in the Right-of-Way nor (iii) an encroachment onto a Right-of-Way shall be deemed to constitute a Material Defect for purposes of this Agreement.

F. Seller’s Remedy. Notwithstanding the delivery of a notice of termination by Buyer to Seller, this Agreement shall not be terminated if, within thirty (30) days after Seller’s receipt of such notice: (1) Seller remedies or agrees to remedy, to a degree which is mutually agreed during the referenced thirty (30) day period, such Material Adverse Environmental Condition or Material Defect; or (2) Seller and Buyer mutually agree on an adjustment to the Purchase Price.

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G. Buyer’s Termination. Notwithstanding the above, if Buyer can provide substantial evidence that the Property is subject to Material Adverse Environmental Conditions or Material Defects that, when totaled together would expose Buyer to costs to remedy or cure, or the potential for exposure for claims, damages, penalties, assessments or costs in excess of ten percent (10%) of the Purchase Price, Buyer, in its sole discretion, may terminate this Agreement.

H. Negotiation with Agencies. If Seller agrees to remedy any specific Material Adverse Environmental Condition or Material Defect in the Property, then all negotiations and contacts with Governmental Agencies for approval and review of such remedial action shall be made by Seller, and Buyer shall make no independent contacts with any of the Governmental Agencies relative to such remedial action. Buyer shall receive copies of all correspondence between Seller and any Governmental Agencies regarding such remedial action.

I. Notice of End of Review Period. When the Review Period had ended, or prior to that time if Buyer has completed its pre-acquisition review, Buyer shall send Seller a Notice, to the address provided in Article 28, that it has completed its pre-acquisition review.

J. Transition. When Buyer notifies Seller, in writing, that its pre-acquisition review is complete, then Buyer and Seller shall enter into a period of transition. During the transition period, Buyer’s representatives shall be allowed to “job-shadow” and/or consult with the appropriate Seller employees for an agreed upon period of time. Seller shall also make available to Buyer those of Seller’s employees who are interested in discussing employment with Buyer.

Article 12

Title

A. Conveyances. At Closing, Seller shall transfer to Buyer title to the Property by means of the Conveyance Documents. In the case of the Real Property, it shall be free and clear at Closing of any lawful claims of any third party claiming by, through or under Seller, but not otherwise and transfer shall be by means of a Special Warranty Deed in substantially the form attached hereto as Exhibit “I”.

B. Title Examination. During the period commencing on the date of this Agreement and ending forty-five (45) days after the date of this Agreement (“Title Examination Period”), Buyer and its Affiliates and their employees, agents and contractors shall have full access to and the right (subject to the executed Confidentiality Agreement) to examine all of Seller’s title records relating to the Property, including but not limited to, those listed on Exhibits “B” and “C” attached hereto.

C. Notice of Significant Title Defect. On or before the last day of the Title Examination Period, or, with respect to any updates by Seller to the Disclosure Schedule, the later of the last day of the Title Examination Period or two (2) business days following Buyer’s receipt

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of such updates, Buyer shall give Seller written notice of the land and property interests included in the Property, if any, which have a Significant Title Defect. None of the following shall be deemed to constitute a Significant Title Defect for purposes of this Agreement (i) a minor deviation in the location of a Pipeline, relative to a defined Right-of-Way in an easement, (ii) a gap in a Right-of-Way or (iii) an encroachment onto a Right-of-Way. If any Significant Title Defect cannot be or is not cured by Seller prior to the Effective Time, Buyer may, at its election, in writing: (1) terminate this Agreement without further obligation or liability by giving written notice of termination to Seller at any time prior to Closing; (2) offer to acquire the Property, including the portion affected by the Significant Title Defect, subject to the terms of this Agreement, but at a reduced Purchase Price, which offer Seller may accept or reject in its sole discretion; or (3) acquire the Property, including the portion affected by the Significant Title Defect, without adjustment to the Purchase Price.

Article 13

Seller’s Responsibility for Claims Relating to the Property

A. Seller’s Environmental Responsibilities shall be as follows:

(1) Ongoing Remedial Work.

(a) Unless otherwise agreed, Seller shall retain full responsibility for all costs, including capital, operating and maintenance costs, incurred in connection with (i) any investigation and monitoring of Environmental Conditions or (ii) any clean-up, remedial, removal or restoration work of those Environmental Conditions, either of which is ongoing on the Closing Date and that is required by any Governmental Authority with applicable jurisdiction because of the presence, suspected presence, release or suspected release of a Hazardous Substance in the air, soil, surface water, or groundwater on or emanating from the Property (hereinafter the “Ongoing Remedial Work”). The Ongoing Remedial Work is listed on the Disclosure Schedule. Any equipment associated with the Ongoing Remedial Work will remain the property of Seller. The performance of Ongoing Remedial Work will be by the Seller, in the name of the Seller. The Seller will obtain all necessary licenses, manifests, permits and approvals to perform such work. All Ongoing Remedial Work and the disposal of all waste generated by the Ongoing Remedial Work will be performed in accordance with all applicable Laws.

(b) Buyer grants to Seller, at no cost to Seller, ingress, egress, access to the Property and use of the lands (including land farming activities) and utilities, including, but not limited to, electricity and water, as needed by Seller to complete any of the Ongoing Remedial Work described in this Section 13A.(1). Seller’s responsibility for any Ongoing Remedial Work shall terminate upon Seller’s receipt from the applicable Governmental Authority of one of the following: (i) concurrence in any form that remediation efforts are complete and the site may be closed; (ii) No Further Action Required Letter or a similar document issued by a Governmental Authority exercising jurisdiction over the Ongoing Remedial Work; (iii) concurrence with the results of Seller’s risk based corrective action plan or (iv) regulatory concurrence that active

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remediation may be discontinued subject only to periodic monitoring. Seller will conduct all communications concerning Seller’s remediation activities with all Governmental Authorities having jurisdiction. Seller will provide Buyer with copies of all correspondence with the applicable Governmental Authorities concerning Seller’s Ongoing Remedial Work, but Buyer shall not communicate with the Governmental Authorities concerning Seller’s Ongoing Remedial Work.

(c) Buyer shall notify Seller within seventy-two (72) hours of any release within 500 feet of any of Seller’s Ongoing Remedial Work. If such a release occurs, Seller shall, at Seller’s sole discretion and expense, have the right to be present during Buyer’s release cleanup activities, take photographs, take notes or take soil samples.

(d) Should Buyer have a reportable release that directly impacts or affects Seller’s Ongoing Remedial Work at a site, then Seller will transfer to Buyer the net present value of the amount of money Seller’s remediation consultants or personnel determine is required for such Ongoing Remedial Work at the site where Buyer’s release occurred. Buyer shall thereupon assume full responsibility for the Ongoing Remedial Work at the specific site along with the remediation of Buyer’s own release.

(2) ENVIRONMENTAL INDEMNITY. SUBJECT TO SECTION 13A.(4), SELLER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER, AND ITS AFFILIATES, AND THE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, OWNERS, EMPLOYEES, TENANTS, CONTRACTORS, ATTORNEYS, AND AGENTS OF ANY OF THEM, (“BUYER INDEMNITEES”) HARMLESS FROM ANY CLAIMS (INCLUDING, WITHOUT LIMITATION, THIRD PARTY CLAIMS FOR PERSONAL INJURY OR DEATH, INCLUDING EXPOSURE, OR REAL OR PERSONAL PROPERTY DAMAGE), ACTIONS, ADMINISTRATIVE PROCEEDINGS (INCLUDING INFORMAL PROCEEDINGS), JUDGMENTS, DAMAGES, PENALTIES, FINES, COSTS, LIABILITIES (INCLUDING SUMS PAID IN SETTLEMENT OF CLAIMS), INTEREST OR LOSSES, CONSULTANT FEES, ATTORNEYS’ FEES AND EXPERT FEES THAT ARISE OR ACCRUE DIRECTLY OR INDIRECTLY FROM OR AS A RESULT OF (i) THE EXISTENCE OF ENVIRONMENTAL CONDITIONS PRIOR TO THE EFFECTIVE TIME OR (ii) VIOLATION OF APPLICABLE ENVIRONMENTAL LAW, EITHER OF WHICH WAS IN CONNECTION WITH THE OPERATION OF THE PIPELINES, TANK FARMS OR TERMINALS BY SELLER PRIOR TO THE EFFECTIVE TIME.

(3) Post Closing Assessment. Buyer, and it Affiliates and transferees, are prohibited from conducting post Closing environmental assessments, except in those cases (i) where a reasonably prudent pipeline operator, not afforded the indemnities provided in this Agreement, would conduct such assessments in the ordinary course of business, (ii) where required or directed by a Governmental Authority having jurisdiction or (iii) due to any legal or contractual requirements related to the Property. Notwithstanding anything to the contrary herein, should Buyer, or its Affiliates or transferees, conduct a post Closing environmental assessment which is neither (i) of a type which a reasonably prudent pipeline operator, not afforded the

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indemnities provided in this Agreement, would conduct in the ordinary course of business or (ii) required or directed by a Governmental Authority having jurisdiction or (iii) due to any legal or contractual requirements related to the Property, then Buyer, or its Affiliates or transferees, shall indemnify, defend and hold harmless Seller Indemnitees from any and all Claims (including Claims for personal injury, death and/or property damage) arising out of or resulting from such post Closing environmental assessment.

(4) LIMITATIONS ON SELLER’S ENVIRONMENTAL INDEMNITY. THE INDEMNITIES CONTAINED IN SECTION 13A.(2) SHALL ONLY APPLY TO MATTERS FOR WHICH SELLER HAS RECEIVED NOTICE FROM BUYER WITHIN TWO (2) YEARS AFTER THE EFFECTIVE TIME AND ARE SUBJECT TO A TWO HUNDRED FIFTY THOUSAND DOLLAR ($250,000.00) DEDUCTIBLE PER CLAIM TO BE PAID BY BUYER AND A TOTAL AGGREGATE CAP ON ALL AMOUNTS TO BE PAID BY SELLER OF THIRTY MILLION DOLLARS ($30,000,000.00). IN NO EVENT SHALL SELLER BE LIABLE TO ANY PERSON OR COMBINATION OF PERSONS UNDER SECTION 13A.(2) FOR MORE THAN THIRTY MILLION DOLLARS ($30,000,000.00). EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, SELLER SHALL HAVE NO LIABILITY UNDER SECTION 13A.(2) AFTER THE EXPIRATION OF TWO (2) YEARS AFTER THE EFFECTIVE TIME.

B. SELLER’S GENERAL INDEMNITY OF BUYER. TO THE FULLEST EXTENT PERMITTED BY LAW, BUT NO FURTHER, SELLER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER INDEMNITEES FROM ANY AND ALL LOSSES, LIABILITIES, LIENS, ENCUMBRANCES, DAMAGES, JUDGMENTS, DEMANDS, SUITS, CLAIMS, ASSESSMENTS, CHARGES, FINES, PENALTIES OR EXPENSES (INCLUDING ATTORNEYS’ FEES AND OTHER COSTS OF LITIGATION) WHICH RESULT FROM (1) INJURIES TO OR DEATH OF ANY PERSONS, OR DAMAGES TO PROPERTY OF ANY KIND OR CHARACTER WHICH OCCUR PRIOR TO THE EFFECTIVE TIME AND WHICH ARISE OUT OF, IN CONNECTION WITH, OR RESULT FROM THE OWNERSHIP, POSSESSION, OPERATION, USE OR MAINTENANCE OF THE PROPERTY BY SELLER BEFORE THE EFFECTIVE TIME; OR (2) THE MATERIAL BREACH BY SELLER OF ANY OF ITS OBLIGATIONS OR REPRESENTATIONS HEREUNDER. SUCH INDEMNIFICATION SHALL APPLY EVEN THOUGH THE INDEMNIFIED EVENT OR OCCURRENCE ARISES FROM OR IS CAUSED BY THE CONCURRENT OR CONTRIBUTORY NEGLIGENCE, OR BOTH (WHETHER ACTIVE OR PASSIVE OR OF ANY KIND OR NATURE) OR FAULT OF BUYER, BUT SUCH INDEMNIFICATION SHALL NOT APPLY IF CAUSED BY THE GROSS NEGLIGENCE OF BUYER. THIS PARAGRAPH SHALL NOT APPLY TO ENVIRONMENTAL LIABILITIES AS SET OUT IN SECTION 13A.(2).

C. LIMITATION ON SELLER’S GENERAL INDEMNITY. THE INDEMNITIES CONTAINED IN SECTION 13B. SHALL APPLY TO MATTERS FOR WHICH SELLER HAS RECEIVED NOTICE FROM BUYER WITHIN TWO (2) YEARS AFTER THE EFFECTIVE TIME AND ARE SUBJECT TO A ONE HUNDRED FIFTY THOUSAND DOLLAR

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($150,000.00) DEDUCTIBLE PER CLAIM TO BE PAID BY BUYER AND A TOTAL AGGREGATE CAP ON ALL AMOUNTS TO BE PAID BY SELLER OF SEVEN MILLION DOLLARS ($7,000.000.00). IN NO EVENT SHALL SELLER BE LIABLE TO ANY PERSON OR COMBINATION OF PERSONS UNDER SECTION 13B. FOR MORE THAN SEVEN MILLION DOLLARS ($7,000,000.00). EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, SELLER SHALL HAVE NO LIABILITY UNDER SECTION 13B. AFTER THE EXPIRATION OF TWO (2) YEARS AFTER THE EFFECTIVE TIME.

D. NO PUNITIVE DAMAGES. THE FOREGOING INDEMNITIES BY SELLER UNDER THIS ARTICLE 13 SHALL NOT COVER OR INCLUDE ANY PUNITIVE OR EXEMPLARY DAMAGES.

E. NO TRANSFER OF INDEMNITIES. SELLER’S INDEMNITIES CONTAINED IN THIS AGREEMENT ARE PERSONAL TO BUYER AND MAY NOT BE ASSIGNED TO ANOTHER PERSON. SHOULD BUYER SELL OR TRANSFER ALL OR ANY PORTION OF THE PROPERTY PURCHASED UNDER THIS AGREEMENT, SELLER’S INDEMNITY RELATING TO THAT PROPERTY SO SOLD OR TRANSFERRED WILL BE IMMEDIATELY EXTINGUISHED.

F. Retained Liability for Warehouse Lease. Notwithstanding anything else in this Agreement, Seller retains any financial liability, for all periods prior to the Effective Time, arising out of the prior lease of or title to the warehouse in Aurora, Colorado to Chase Terminal Company from Koch Service, Inc. The limitations contained in sections 13A.(4) and 13C. shall not apply to this retained liability.

Article 14

Buyer’s Responsibility for Claims Relating to the Property

A. Buyer’s Environmental Responsibility shall be as follows:

(1) Future Remediation Sites. Regardless of when the release causing the Environmental Condition occurred, Buyer agrees to accept full responsibility for all costs, including capital, operating and maintenance costs, incurred in connection with (i) any investigation or monitoring of Environmental Conditions or (ii) any clean-up, remedial, removal or restoration work of those Environmental Conditions, if any, either of which may be necessary on or after the Effective Time and required by any Governmental Authority with applicable jurisdiction because of the presence, suspected presence, release or suspected release of Hazardous Substances in the air, soil, surface water, or groundwater on or emanating from the Property (hereinafter the “Future Remedial Work”); provided however, that as long as Seller’s Environmental Indemnity of Buyer is in place, such indemnity shall apply to any Environmental Condition which would be included under that indemnity. The performance of any Future Remedial Work will be by the Buyer, in the name of Buyer. The Buyer will obtain all necessary licenses, manifests, permits and approvals to perform such work. All Future Remedial Work and

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the disposal of all waste generated by the Future Remedial Work will be in accordance with all applicable Laws. It is expressly understood that Buyer, under this section, does not assume any responsibility for Ongoing Remedial Work as that work is set out in Section 13A.(1) above.

(2) Monitoring of Wells. At such time as testing of Monitoring Wells is the only work left with regard to a site on which Ongoing Remedial Work was being done at the Effective Time, Buyer assumes the obligation to continue any required testing of any Monitoring Wells on the Property for Environmental Conditions. Buyer will promptly file any required reports and send a copy of same to Seller. In addition, Buyer assumes, as of the Effective Time all responsibility, including all costs and expenses, for the testing of and reporting related to any other Monitoring Wells associated with the Property and shown on the Monitoring Well List attached to the Disclosure Schedule. Buyer will conduct these monitoring activities until site closure is obtained as outlined in Section 13A.(1)(b).

(3) ENVIRONMENTAL INDEMNITY. BUYER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER AND ITS AFFILIATES AND THE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, OWNERS, EMPLOYEES, TENANTS, CONTRACTORS, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF ANY OF THEM (“SELLER INDEMNITEES”) HARMLESS FROM ANY CLAIMS (INCLUDING WITHOUT LIMITATION THIRD PARTY CLAIMS FOR PERSONAL INJURY OR DEATH, INCLUDING EXPOSURE, OR REAL OR PERSONAL PROPERTY DAMAGE), ACTIONS, ADMINISTRATIVE PROCEEDINGS (INCLUDING INFORMAL PROCEEDINGS), JUDGMENTS, DAMAGES, PENALTIES, FINES, COSTS, LIABILITIES (INCLUDING SUMS PAID IN SETTLEMENT OF CLAIMS), INTEREST OR LOSSES, CONSULTANT FEES, ATTORNEYS’ FEES AND EXPERT FEES THAT ARISE DIRECTLY OR INDIRECTLY FROM OR AS A RESULT OF (i) THE EXISTENCE OF ENVIRONMENTAL CONDITIONS OR (ii) VIOLATION OF APPLICABLE ENVIRONMENTAL LAW EITHER OF WHICH IS IN CONNECTION WITH THE OPERATION OF THE PIPELINES, TANK FARMS OR TERMINALS BY BUYER ON OR AFTER THE EFFECTIVE TIME. THIS SECTION 14A.(3) SHALL SURVIVE IN PERPETUITY FROM AND AFTER THE EFFECTIVE TIME.

B. BUYER’S GENERAL INDEMNITY OF SELLER. TO THE FULLEST EXTENT PERMITTED BY LAW, BUT NO FURTHER, BUYER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER INDEMNITEES FROM ANY AND ALL LOSSES, LIABILITIES, LIENS, ENCUMBRANCES, DAMAGES, JUDGMENTS, DEMANDS, SUITS, CLAIMS, ASSESSMENTS, CHARGES, FINES, PENALITES OR EXPENSES (INCLUDING ATTORNEYS’ FEES AND OTHER COSTS OF LITIGATION), WHICH RESULT FROM (1) INJURIES TO OR DEATH OF ANY PERSONS, OR DAMAGES TO PROPERTY OF ANY KIND OR CHARACTER WHICH OCCUR ON OR AFTER THE EFFECTIVE TIME AND WHICH ARISE OUT OF, IN CONNECTION WITH, OR RESULT FROM THE OWNERSHIP, POSSESSION, OPERATION, USE OR MAINTENANCE OF THE PROPERTY BY BUYER ON AND AFTER THE EFFECTIVE TIME; OR (2) THE MATERIAL BREACH BY BUYER OF ANY OF ITS OBLIGATIONS OR REPRESENTATIONS HEREUNDER. SUCH

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INDEMNIFICATION SHALL APPLY EVEN THOUGH THE INDEMNIFIED EVENT OR OCCURRENCE ARISES FROM OR IS CAUSED BY THE CONCURRENT OR CONTRIBUTORY NEGLIGENCE, OR BOTH (WHETHER ACTIVE OR PASSIVE OR OF ANY KIND OR NATURE) OR FAULT OF SELLER, BUT SUCH INDEMNIFICATION SHALL NOT APPLY IF CAUSED BY THE GROSS NEGLIGENCE OF SELLER. THIS PARAGRAPH SHALL NOT APPLY TO ENVIRONMENTAL LIABILITIES AS SET OUT IN SECTION 14A.(3). THIS SECTION 14B. SHALL SURVIVE IN PERPETUITY FROM AND AFTER THE EFFECTIVE TIME.

C. BUYER’S FURTHER INDEMNITY. BUYER FURTHER AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER INDEMNITEES HARMLESS FROM ANY CLAIMS RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION THIRD PARTY CLAIMS FOR PERSONAL INJURY OR DEATH, INCLUDING EXPOSURE, OR REAL OR PERSONAL PROPERTY DAMAGE) ACTIONS, ADMINISTRATIVE PROCEEDINGS, (INCLUDING INFORMAL PROCEEDINGS) JUDGMENTS, DAMAGES, COSTS, LIABILITIES (INCLUDING SUMS PAID IN SETTLEMENT OF CLAIMS), INTEREST OR LOSSES, CONSULTANT FEES, ATTORNEYS’ FEES AND EXPERT FEES FOR WHICH SELLER DID NOT RECEIVE NOTIFICATION WITHIN TWO (2) YEARS AFTER THE EFFECTIVE TIME, WHICH ARE WITHIN BUYER’S PER CLAIM DEDUCTIBLE, OR WHICH ARE IN EXCESS OF SELLER’S AGGREGATE CAPS SET OUT IN SECTIONS 13A(4) AND 13C. THIS SECTION 14C. SHALL NOT APPLY TO THE EXCLUDED ASSETS OR TO THE EXCLUDED LIABILITIES OR TO SELLER’S OBLIGATIONS FOR ANY LIABILITIES AND OBLIGATIONS RELATING THERETO. THIS SECTION 14C. SHALL SURVIVE IN PERPETUITY FROM AND AFTER THE EFFECTIVE TIME.

D. PUNITIVE DAMAGES. THE FOREGOING INDEMNITIES BY BUYER UNDER THIS ARTICLE 14 SHALL NOT COVER OR INCLUDE ANY PUNITIVE OR EXEMPLARY DAMAGES.

Article 15

Claims Procedure

All claims for indemnification by a Party under Articles 13 or 14 (the Party claiming indemnification and the Party against whom such claims are asserted being herein called the “Indemnified Party” and the “Indemnifying Party”, respectively) shall be asserted and resolved as follows.

A. Claim Notice. In the event that any Claim for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a Third Person, such Indemnified Party shall, within forty-five (45) calendar days of the receipt thereof, give notice (the “Claim Notice”) to the Indemnifying Party of such Claim specifying the nature of and specific basis for such Claim and the estimated amount

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thereof, to the extent then feasible, which estimate shall not be binding upon the Indemnified Party in its effort to collect the final amount of such Claim. The failure to give any such notice shall not affect the rights of the Indemnified Party to indemnification hereunder unless the Indemnified Party has proceeded to contest, defend or settle the Claim with respect to which it has failed to give prior notice to the Indemnifying Party. Additionally, to the extent the Indemnifying Party is prejudiced thereby, the failure to so notify the Indemnifying Party of any such Claim shall relieve the Indemnifying Party from liability that it may have to the Indemnified Party under the indemnification provisions contained in Article 13 or Article 14, as applicable, but only to the extent of the loss directly attributable to such failure to notify and shall not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise.

B. Defense of Claim. The Indemnifying Party shall be given the opportunity, at its cost and expense, to contest and defend, by all appropriate legal Proceedings, any Claim with respect to which it is called upon to indemnify the Indemnified Party under the provisions of this Agreement; provided, however, that notice of the intention to so contest and defend shall be delivered by the Indemnifying Party to the Indemnified Party within thirty (30) calendar days following receipt of the Claim Notice. If the Indemnifying Party does not give notice to the Indemnified Party of its election to contest and defend any such Claim within such period then the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party and shall be responsible for all costs incurred in connection therewith. The Claim which the Indemnifying Party elects to contest and defend may be conducted in the name and on behalf of the Indemnifying Party or the Indemnified Party as may be appropriate. Such Claim shall be conducted by counsel employed by the Indemnifying Party who shall be reasonably satisfactory to the Indemnified Party and the Indemnified Party shall have the right to participate in such Claim and to be represented by counsel of its own choosing at its own cost and expense. If the Indemnified Party joins in any such Claim, the Indemnifying Party shall have full authority to determine all action to be taken with respect thereto; provided that if the Indemnifying Party reserves its rights with respect to its indemnification obligations under this Agreement as to such Claim, then the Indemnified Party shall have full authority to determine all action to be taken with respect thereto. At any time after the commencement of defense of any Claim, the Indemnifying Party may request the Indemnified Party to agree in writing to the abandonment of such contest or to the payment or compromise by the Indemnifying Party of the asserted Claim provided the Indemnifying Party agrees in writing to be solely liable for all Losses relating to such Claim, whereupon such action shall be taken unless the Indemnified Party determines that the contest should be continued and notifies the Indemnifying Party in writing within fifteen (15) calendar days of such request from the Indemnifying Party. In the event that the Indemnified Party determines that the contest should be continued, the amount for which the Indemnifying Party would otherwise be liable hereunder shall not exceed the amount which the Indemnifying Party had agreed to pay in payment or consideration of such Claim, provided the other Party to the contested Claim had agreed in writing to accept such amount in payment or compromise of the Claim as of the time the Indemnifying Party made request therefor to the Indemnified Party, and further provided that under such proposed compromise, the Indemnified Party would be fully and completely released from any further liability or obligation with respect to the matters which are the subject of such contested Claim.

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C. Cooperation. If requested by the Indemnifying Party, the Indemnified Party agrees, at the Indemnifying Party’s expense, to cooperate with the Indemnifying Party and its counsel in contesting any Claim that the Indemnifying Party elects to contest, or, if appropriate and related to the Claim in question, in making any counterclaim against the Person asserting the Third Person Claim, or any cross-complaint against any Person other than an Affiliate of the Indemnified Party.

D. Third Party Claim. If any Indemnified Party should have a Claim against the Indemnifying Party hereunder that does not involve a Claim being asserted against or sought to be collected from it by a Third Person, the Indemnified Party shall send a Claim Notice with respect to such Claim to the Indemnifying Party. If the Indemnifying Party disputes such Claim, such dispute shall be resolved in the manner set forth in Article 35 hereof.

E. Presence at Conferences. The Indemnified Party agrees to afford the Indemnifying Party and its counsel the opportunity, at the Indemnifying Party’s expense, to be present at, and to participate in, conferences with all Persons asserting any Claim against the Indemnified Party and conferences with representatives of, or counsel for, such Persons.

F. EXCLUSIVE REMEDY. AS BETWEEN THE BUYER INDEMNITEES AND THE SELLER INDEMNITEES AFTER CLOSING, THE INDEMNIFICATION PROVISIONS SET FORTH IN THIS AGREEMENT AND THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED WILL BE THE SOLE AND EXCLUSIVE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES WITH RESPECT TO THIS AGREEMENT, THE EVENTS GIVING RISE TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY. IF THE CLOSING OCCURS, NEITHER PARTY NOR ANY OF ITS RESPECTIVE SUCCESSORS OR ASSIGNS SHALL HAVE ANY RIGHTS AGAINST THE OTHER PARTY OR ITS AFFILIATES AFTER THE CLOSING DATE OTHER THAN AS IS EXPRESSLY PROVIDED IN THIS AGREEMENT OR WITH RESPECT TO THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED. NOTHING IN THIS SECTION 15F. OR IN THIS AGREEMENT SHALL LIMIT OR SHIFT SELLER’S RETAINED OBLIGATIONS FOR ANY LIABILITIES AND OBLIGATIONS RELATING TO THE EXCLUDED ASSETS OR TO THE EXCLUDED LIABILITIES.

Article 16

Consent Decree

Buyer acknowledges that certain Pipelines to be transferred as part of this Agreement have been subject to those requirements outlined in that Consent Decree Between The United States of America and Shell Pipeline Company LP fka Equilon Pipeline Company LLC (and appendices) (the “CD”) entered in the United States District Court/Western District of Washington on June 30, 2003. Buyer further acknowledges that certain of the Programs (as defined in the CD) will not

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have been completed by the Effective Time. Buyer agrees that it will complete any work remaining to be done on any of the Programs on the time schedule required in the CD. In order to monitor Buyer’s compliance with this article, Buyer agrees to (i) provide such periodic updates and reports to Seller as are required by the CD, and to (ii) allow such inspections by or periodic meetings with Seller as Seller may reasonably request. With regard to the Chase Pipeline System, Buyer understands and agrees that periodic inspections and meetings are required as a part of the CD and that the Independent Monitoring Contractor (“IMC”) will remain engaged to monitor all CD activities with regard to the Chase Pipeline System. Seller will bear all costs relating to the continued role of the IMC.

Article 17

Incidental Contamination and NORM

Buyer acknowledges that the Property may contain inter alia asbestos in piping coating, undisplaced petroleum hydrocarbon products in pipelines, coats of lead-based paints, PCB’s in transformers or rectifiers, mercury in electrical switches, and Naturally Occurring Radioactive Material (“NORM”) in various potential forms. Buyer also expressly understands that special procedures may be required for the remediation, removal, transportation and disposal of these affixed or attached substances from the inside or outside of the piping, Equipment or the Property. Notwithstanding any contrary provision or definition contained herein, in connection with these substances affixed to the inside or outside of the piping, Equipment or the Property, Buyer expressly assumes all liability for or in connection with the future abandonment and removal of the Pipelines, tanks, Equipment and other personal property included in the Property and the assessment, remediation, removal, transportation and disposal of any such Pipelines, Equipment and personal property and associated activities in accordance with all relevant rules, regulation and requirements of Governmental Authorities.

Article 18

Tariffs and Allocation of Carrier Obligations

A. Adoption of Tariffs. Buyer agrees that, for a Pipeline which has tariffs on file with a regulatory agency, it will either adopt Seller’s tariff or file its own to be effective as of the Effective Time, if required by Law to do so.

B. Refined Product in the Pipelines, Tank Farms or Terminals. The Pipelines, Tank Farms and Terminals contain refined products which are held for the account of shipper(s) or customer(s). It is understood that title to the contents of the Pipelines, Tank Farms and Terminals will remain with the shipper(s) and customer(s) and that as of the Effective Time Buyer assumes the obligation to handle such contents in accordance with applicable published tariff or contract provisions. Further, to the extent that such refined product has been tendered for shipment in the Pipelines under an applicable published tariff, but not yet delivered, Buyer shall receive that refined product for transportation in accordance with applicable published tariffs.

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Article 19

Cooperation

The Parties shall execute and deliver such additional documents and shall use all Reasonable Efforts to take or cause to be taken all such actions as may be necessary or advisable to close and make effective this transaction. It shall be Buyer’s responsibility to obtain all governmental and Third Person consents and approvals necessary for the issuance, reissuance or transfer of environmental and land use permits, applications, Rights-of-Way, authorities to construct, Permits to operate, authorizations and licenses used or held by Seller or otherwise required in connection with the ownership, operation, use and maintenance of the Property. Upon the request of Buyer, after Closing, Seller shall assist, with no out of pocket expense to Seller, in obtaining consents from Third Persons which are necessary or appropriate to transfer any portion of the Property. After Closing, each Party, at the request of the other Party, and without additional consideration, shall execute and deliver, from time to time, such additional documents of conveyance and transfer as may be necessary to accomplish the orderly transfer of the Property to Buyer in the manner contemplated in this Agreement.

Article 20

Survival of Provisions

All representations and warranties, covenants of the Parties and the indemnification obligations of the Parties set forth in this Agreement shall survive in accordance with the provisions of this Agreement.

Article 21

Costs and Expenses

Each Party shall bear and pay its own costs and expenses, including but not limited to attorneys’ fees, incurred in connection with this transaction.

Article 22

Risk of Loss

The risk of damage, destruction, or other casualty loss to or of the Property shall remain with Seller from and after the execution of this Agreement until the Effective Time, at which time Seller shall place Buyer in possession of the Property; and from and after the Effective Time, all risks of damage, destruction, or other casualty loss to or of the Property shall be borne solely by Buyer.

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Article 23

Joint Venture, Partnership and Agency

Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, Tax partnership or agency relationship between the Parties.

Article 24

Books and Records

A. Delivery of Books and Records. Not later than ninety (90) calendar days after Closing, Seller shall deliver to Buyer the Books and Records. Buyer understands that there may be certain voluminous documents included within the Books and Records, especially data from Seller’s control center. Seller will retain the control center data, on behalf of Buyer, for the applicable Department of Transportation (“DOT”) required record retention period and will deliver it to Buyer in a timely manner when Buyer requests the data for a DOT audit. Buyer will give Seller reasonable notice of its need for the data. If this transaction is not closed as to any portion of the Property, all of the Books and Records obtained from Seller in connection with the exercise of Buyer’s pre-acquisition review, and related solely to that portion of the Property not transferred as contemplated herein, shall be returned to Seller within five (5) calendar days after Closing.

B. Retention of Books and Records. Notwithstanding the inclusion of the Books and Records in the Property under Article 1, Seller shall have the right to copy and retain any copies of any of the Books and Records relating to the Property for which it has, or may have, any business, technical or legal need. To the extent that those Books and Records made available to Buyer before or after the Closing contain proprietary business or technical information of Seller or its Affiliates, Buyer agrees to hold such Books and Records in confidence and limit their use to the Property. Buyer shall not destroy or otherwise dispose of any of the Books and Records acquired hereunder for a period of three (3) years following the Closing (except as to Tax records for which the period shall be the applicable statute of limitations) except upon thirty (30) days prior written notice to Seller. During such periods, Buyer shall make such Books and Records, available to Seller or its authorized representatives for any business, legal or technical need in a manner which does not unreasonably interfere with Buyer’s business operations.

Article 25

Publicity

Seller and Buyer shall, and each shall use its Reasonable Efforts to cause its Affiliates to, cooperate in the development and distribution of all news releases and other public disclosures, irrespective of the form of communication, relating to the proposed transaction described in this Agreement, and to ensure that no such releases or disclosures are made without prior notice to,

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and the consent of, the other Party; provided, however, no news release or other disclosure whatsoever may disclose the terms of this Agreement unless both Parties agree to the form and content of such disclosure, including electronic communications, each being under no obligation to agree and having the right to withhold agreement for any reason; provided, however, that either Party may make all disclosures which, in the written opinion of counsel, are required under applicable Law, including, but not limited to, regulations of the Securities and Exchange Commission, with the Party making the disclosure giving the other Party as much advance notice thereof as is feasible.

Article 26

Recording and Filing

Except as may be required by Law, this Agreement shall not be recorded or filed by either Party, or their successors or assigns, in or with any Governmental Authority without the prior written consent of the other Party.

Article 27

Confidentiality

Seller and Buyer (and their respective Affiliates) each acknowledge that this Agreement and the transactions contemplated hereby are subject to the Confidentiality Agreement. Buyer and Seller do not intend for any obligations of confidentiality contained herein to limit disclosure of the transaction in any way that would cause it to be treated as a “confidential transaction” under Treasury Regulation 1.6011-4(b)(3).

Article 28

Notices

All notices and consents required or authorized hereunder shall be in writing and shall be deemed to have been duly given by one Party if delivered personally, faxed with receipt acknowledged, mailed by registered or certified mail, delivered by a recognized commercial courier or otherwise actually received by the other Party at the address set forth below, or such other address as one Party shall have designated by ten (10) calendar days prior written notice to the other Party:

Buyer’s Address:	Seller’s Address:
Magellan Midstream Partners, L.P.	Shell Pipeline Company LP
One Williams Center, Suite 2800	777 Walker Street
Tulsa, Oklahoma 74172	Houston, Texas 77002
Attn: Brett Riley	Attn: Arlene Warden
Telephone: (918) 573-0164	Telephone: (713) 241-4492
Fax: (918) 573-3864	Fax: (713) 241-1124

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Article 29

Time of Performance

Time is of the essence in the performance of all covenants and obligations under this Agreement.

Article 30

Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to this transaction and supersedes all prior negotiations, statements, representations, discussions, correspondence, offers, agreements, and understandings relating to this transaction. This Agreement may be modified, amended or supplemented only upon the prior written agreement of the Parties.

Article 31

Assignment

Buyer may not sell, assign, transfer, convey, option, mortgage, pledge or hypothecate its rights and obligations hereunder to any Third Person without the prior written consent of Seller, which consent shall not be unreasonably withheld. Upon any authorized sale, assignment, transfer, conveyance, option, mortgage, pledge or hypothecation hereunder, all of the terms, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Buyer, to the extent assignment is allowed under this Agreement, but Buyer shall remain jointly liable for the performance of the Buyer’s obligations hereunder.

Article 32

Inventory

The Pipelines, Tank Farms and Terminals will be gauged at 7:00 a.m. local time on the Effective Time, at which time the custody of all shippers’ or customers’ refined product will be transferred to Buyer, and Buyer shall become responsible to each shipper or customer for the refined products in Buyer’s custody. The inventory will be determined by the Inventory Determination Procedure attached hereto as Exhibit “S”. At the time of the transfer of custody of the shippers’ refined products, Seller shall become a shipper of any allowance oil or other oil held in inventory for Seller which remains in the Pipelines, Tank Farms or Terminals at the Effective Time.

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Article 33

Applicable Law

THIS AGREEMENT, OTHER DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE LEGAL RELATIONS BETWEEN THE PARTIES WITH RESPECT TO THIS AGREEMENT, SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO RULES CONCERNING CONFLICTS OF LAWS. THIS AGREEMENT SHALL BE PERFORMED IN HARRIS COUNTY, TEXAS.

Article 34

Headings

The headings used in this Agreement are inserted for convenience only and shall be disregarded in construing it.

Article 35

Dispute Resolution

Any dispute, controversy or claim (“Dispute”), whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any Dispute concerning any question of validity or effect of this Agreement, including this clause) arising out of or related to this Agreement (including any amendments or extensions) the breach or termination hereof or thereof, shall be settled by arbitration in accordance with the then current CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes and this provision The arbitration shall be governed by the United States Arbitration Act 9 U.S.C.§§1-16 to the exclusion of any provision of state law inconsistent therewith or which would produce a different result and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

Article 36

Transition Services

Seller will assist and cooperate with Buyer in order to effectuate an orderly transition. Upon Buyer’s request, and at Buyer’s expense, Seller will provide transition services necessary to effectuate an orderly transition, to the extent it can perform these services requested by Buyer, for a period not to exceed ninety (90) days including those services to be provided under the terms and conditions contained in the Transition Services Agreement attached hereto as Exhibit “N”. If additional transition services are to be provided, the Parties will negotiate in good faith an agreement for Seller to provide those services at rates which i) are reasonably consistent with Seller’s costs, including benefits and allocated overheads and ii) escalate quarterly at a rate of five percent (5%).

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Article 37

No Third Person Beneficiaries

Except to the extent a Third Person is expressly given rights herein, any agreement contained, expressed or implied in this Agreement shall be only for the benefit of the Parties hereto and their respective legal representatives, successors and permitted assigns, and such agreements shall not inure to the benefit of the obligees of any indebtedness of either Party hereto, it being the intention of the Parties hereto that no Person shall be deemed a Third Person beneficiary of this Agreement, except to the extent a Third Person is expressly given rights herein. Notwithstanding anything herein to the contrary, nothing herein shall be deemed to create any rights with respect to any employee of either Party or any employee of any Affiliate of a Party, except as expressly provided herein with respect to an Indemnified Party under Article 13 or Article 14.

Article 38

Counterparts and Facsimiles

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile transmission of a signed copy of this Agreement shall be deemed an original and shall have the same valid and binding affect thereof.

Article 39

Miscellaneous

A. Spare Parts. The Parties agree that between the execution of this Agreement and Closing they will use Reasonable Efforts to sort the spare parts currently residing on the 15.98 acre plot at the East Houston Tank Farm being retained by Seller.

B. Longhorn Agreement. Upon Buyer’s written request, which Buyer will give to Seller no later than July 15, 2004, Seller will give notice of termination under the terms of the Orion – Longhorn Partners Pipeline LP Master Terminalling Agreement dated April 24, 2000 and the Connection Agreement, dated May 13, 2002, both relating to the Odessa Terminal.

C. Odessa Lease. Seller agrees that it will execute a surface lease with Buyer for the Odessa Terminal i) as of the Closing Date; ii) for a nominal fee, not to exceed $6,000 per year; and iii) on commercially reasonable terms including an indemnity from Seller to Buyer for environmental matters arising prior to Closing or for personal injury or property damage matters arising out of the remediation or clean-up of those environmental matters and an indemnity from Buyer to Seller for environmental, personal injury or property damage matters arising after the Effective Time.

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Article 40

Exhibits

The Exhibits, Annex, and Schedule listed below are attached to this Agreement and by this reference are fully incorporated herein:

Annex A	Definitions
Exhibit “A” and “A-1”	Maps and System Descriptions
Exhibit “B”	Real Property
Exhibit “C”	Rights-of-Way and Permits
Exhibit “D”	Assigned Contracts
Exhibit “E”	Equipment
Exhibit “E-1”	Inventory Purchase Price Example
Exhibit “F”	Excluded Assets
Exhibit “G”	Closing Statement
Exhibit “H”	Assignment [Partial Assignment]
Exhibit “I”	Special Warranty Deed
Exhibit “J”	Bill of Sale
Exhibit “K”	Assignment of Contracts
Exhibit “L”	Terminalling Agreement
Exhibit “M”	Transportation Agreement
Exhibit “N”	Transition Services Agreement
Exhibit “O”	East Houston Crude Facilities Lease Agreement
Exhibit “P”	Performance Guarantee
Exhibit “Q”	Purchase Price Allocation
Exhibit “R”	Certification of Non-Foreign Status
Exhibit “S”	Inventory Determination Procedure

Disclosure Schedule

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SHELL PIPELINE COMPANY LP BY ITS GENERAL PARTNER SHELL PIPELINE GP LLC

By:	/s/ J.H. Hollowell
Name:	J. H. Hollowell
Title:	President

EQUILON ENTERPRISES LLC dba SHELL OIL PRODUCTS US

By:	/s/ K.M. Fisher
Name:	K. M. Fisher
Title:	Chief Financial Officer

MAGELLAN MIDSTREAM PARTNERS, L.P. BY ITS GENERAL PARTNER MAGELLAN GP, LLC

By:	/s/ Brett C. Riley
Name:	Brett C. Riley
Title:	Vice President

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ANNEX A

Attached to and Made Part of

Purchase and Sale Agreement

Dated June 23, 2004 between

Shell Pipeline Company LP

and

Shell Oil Products US

and

Magellan Midstream Partners, L.P.

Definitions

As used herein and in the Agreement, the following terms shall have the meanings defined below:

Accounting Records shall include detail of property accounting records and up to two (2) years of shipper and customer revenue invoices, subject to any objection from shippers or customers.

Affiliate shall mean, when used with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the specified Person as of the time or for the time periods during which such determination is made. For purposes of this definition “control”, when used with respect to any specified Person, means the power to direct the management and policies of the Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

Agreement shall mean this Purchase and Sale Agreement, including this Annex, the Exhibits and the Disclosure Schedule attached hereto, as amended, modified and supplemented from time to time.

Ancillary Agreements shall mean the Terminalling Agreement, the Transportation Agreement, the Transition Services Agreement, if any and the East Houston Crude Facilities Lease Agreement.

Assigned Contracts shall mean those contracts that are a part of the Property and are described on Exhibit “D”, as the same have been amended, modified and supplemented prior to the Closing.

Books and Records shall mean all non-privileged original files, records and data (excluding any legal opinions) relating to the Property, including, but not limited to, lease, land, and title records (including abstracts of title, title opinions and title curative documents); contracts; communications to and from any Governmental Authorities; Tax and Accounting Records; permitting files; health, safety and environmental records; and engineering and operating records relating to the Pipelines, Tank Farms or Terminals. In the event that Seller claims that a document is privileged, Seller shall notify Buyer of that fact in writing prior to Closing. Files relating to litigation concerning the Property, Pipeline Manuals used in the operation and maintenance of the Pipelines and the process used by Seller for integrity assessments shall not be considered to be Books and Records.

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Buyer Indemnitees shall have the meaning given such term in Article 13.

Casualty Loss shall have the meaning set forth in Section 3A.(6).

CD shall have the meaning set forth in Article 16.

Chemical Substance shall mean any chemical substance, including, but not limited to, any sort of pollutants, contaminants, chemicals, raw materials, intermediates, products, industrial or solid substances, materials, wastes, or petroleum products, including crude oil or any component or refraction hereof.

Claim shall mean any demand, claim, notice of noncompliance or violation, loss, cost (including investigatory costs and attorneys’ fees), damage, expense, action, suit, Proceeding, judgment, or liability of any nature whatsoever.

Claim Notice shall have the meaning set forth in Section 15A.

Closing shall mean the Closing of the purchase and sale of the Property as contemplated by this Agreement.

Closing Date shall mean the date set for the Closing in accordance with Article 3.

Closing Statement shall have the meaning set forth in Article 2.

Code shall mean the Internal Revenue Code of 1986, as amended.

Confidentiality Agreement shall mean the agreement executed by Seller and Buyer on March 10, 2004.

Conveyance Documents shall mean all deeds, bills of sale, assignments and other good and sufficient instruments of transfer, conveyance and assignment, in such form as attached to this Agreement as Exhibits “H”, “I”, “J”, and “K”.

Disclosure Schedule shall mean the disclosure schedule of even date with this Agreement prepared, and delivered to Buyer, by Seller, as the same is updated between the date of this Agreement and Closing; provided that such updates will not limit Seller’s indemnity obligations to Buyer under Section 13.

Dispute shall have the meaning set forth in Article 35.

DOT shall have the meaning set forth in Article 24.

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Earnest Money shall have the meaning set forth in Section 2B.

Effective Time shall mean 7:00 a.m. (local time), on the Closing Date.

Environmental Condition shall mean any Hazardous Substance or Chemical Substance which is on or affects the Property or which is released, emitted, or discharged from the Property.

Environmental Law shall include, but shall not be limited to, CERCLA, RCRA, the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Clean Air Act, 42 U.S.C., §8401, et seq., and the regulations thereunder, and any other local, state, and/or federal Laws or regulations, whether currently in effect, or promulgated or amended in the future, that govern:

•	The existence, cleanup and/or remedy of contamination on the Property;

•	The protection of the environment from spilled, deposited or otherwise emplaced contamination;

•	The control of hazardous wastes; or

•	The use, generation, transport, treatment, disposal, removal or recovery of Hazardous Substances or Chemical Substances, including building materials.

Equipment shall have the meaning set forth in Section 1A.(5).

Excluded Assets shall mean those assets and properties listed or described on Exhibit “F”.

Excluded Liabilities shall mean any multi-employer plan withdrawal liability and/or single/multiemployer plan termination liability of Seller or any of its ERISA affiliates under Title IV of ERISA, any liability of Seller or any of its ERISA affiliates for any accumulated funding deficiency under Section 412 of the Internal Revenue code and/or Section 302 of ERISA, any liability for contributions, benefits or any other amount due under any multiemployer plan to which Seller or any of its ERISA affiliates have contributed or had an obligation to contribute to or any benefit plan of the Seller or any of its ERISA affiliates, and any liability for COBRA continuation coverage for “M&A qualified beneficiaries”. For purposes of this definition of Excluded Liabilities, an “ERISA affiliate” consists of any entity that is required to be aggregated with Seller under Section 414 of the Internal Revenue Code.

Governmental Authority shall mean any entity of or pertaining to government, including any federal, state, local, foreign, other governmental or administrative authority, agency, court, tribunal, arbitrator, commission, board or bureau.

Hazardous Substance shall mean any substance which at any time shall be listed as “hazardous” or “toxic” in the regulations implementing the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) 43 U.S.C. 6901 et seq., the Resource Conservation and Recovery Act (“RCRA) 42 U.S.C.A. 6901 et. seq., the Toxic Substances Control Act (TSCA) 15 U.S.C.A. 2601 et. seq., or the Emergency Planning and Community Right to Know Act

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(“EPCRA”) 42 U.S.C.A. 11001 et seq. or which has been or shall be determined at any time by any agency or court to be a hazardous or toxic substance and/or a threat to human health and/or the environment and regulated under applicable Law. The term “Hazardous Substance” shall also include, for purposes of this Agreement, without limitation, the products of any manufacturing or other activities on the subject Property.

HSR Act shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

IMC shall have the meaning set forth in Article 16.

Indemnified Party shall have the meaning set forth in Article 15.

Indemnifying Party shall have the meaning set forth in Article 15.

Law shall mean all applicable local, state, federal and foreign laws and rules, regulations, codes, and ordinances promulgated thereunder, as well as case law, judgments, orders, consent orders, or decrees.

Lien shall mean any lien, mortgage, pledge, security interest or options other than Permitted Encumbrances.

Losses shall mean any and all damages, losses, liabilities, payments, obligations, penalties, assessments, costs, disbursements or expenses (including interest, awards, judgments, settlements, fines, costs of redemption, diminutions in value, fees, disbursements and expenses of attorneys, accountants and other professional advisors and of expert witnesses and costs of investigation and preparation of any kind or nature whatsoever) and court costs.

Material Adverse Environmental Condition shall mean a single Environmental Condition which is not disclosed on the Disclosure Schedule as of the date of this Agreement and requiring the expenditure of in excess of one percent (1%) of the Purchase Price to cure or remedy.

Material Defect shall mean a single defect in the Property (other than a title defect) which: (1) will significantly impair the operating functions, safety, conversion, or use of the Property; (2) would cost in excess of one percent (1%) of the Purchase Price to cure or remedy and (3) is not disclosed on the Disclosure Schedule as of the date of this Agreement.

Monitoring Well shall mean a properly installed and completed well which allows for the collection of groundwater information including, but not limited to, both physical and chemical characteristics.

Ongoing Remedial Work shall have the meaning set forth in Section 13A.(1)(a).

Party and Parties shall have the meaning set forth in the preamble.

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Permit shall mean any license, permit, concession, franchise, authority, consent or approval granted by any Governmental Authority.

Permitted Encumbrances shall mean (a) the Liens described on the Disclosure Schedule, and (b) Liens for current Taxes which are not yet due and payable or which Seller is contesting in good faith.

Person shall mean any individual, corporation, partnership, joint venture, association, joint stock company, limited partnership, trust, unincorporated organization, Governmental Authority.

Pipeline Manuals shall mean the manuals developed by Seller, or its predecessors, and used in the operation and maintenance of its pipeline systems.

Pipelines shall have the meaning set forth in Section 1A.l.

Proceeding shall mean any action, suit, claim, investigation, review or other proceeding, at law or in equity, before any Governmental Authority or any arbitrator, board of arbitration or similar entity.

Property shall have the meaning set forth in Section 1A. of the Agreement.

Purchase Price shall have the meaning set forth in Article 2.

Real Property shall have the meaning set forth in Section 1A.(2).

Reasonable Efforts shall mean efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

Review Period shall have the meaning set forth in Section 11A.

Right-of-Way shall mean any right-of-way, easement, license or prescriptive right that is listed on Exhibit “C”.

Seller Indemnitees shall have the meaning set forth in Article 14.

Significant Title Defect as used in this Agreement, includes, but is not limited to, any single reservation, exception, limitation, restriction, lien, encumbrance, or other defect which is not disclosed on the Disclosure Schedule as of the date of this Agreement and which results in or could result in Buyer having to expend in excess of one percent (1%) of the Purchase Price to cure or remedy. Neither (i) a minor deviation in the location of a Pipeline, relative to a defined Right-of-Way in an easement, (ii) a gap in a Right-of-Way nor (iii) an encroachment onto a Right-of-Way shall be deemed to constitute a Significant Title Defect for purposes of this Agreement.

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Tank Farms shall have the meaning set forth in Section 1.(A) 1.

Tax shall mean, as relating to any of the Property, any federal, state or local income tax, ad valorem tax, excise tax, sales tax, use tax, franchise tax, real or personal property tax, transfer tax, gross receipts tax, or other tax, assessment, duty, fee, levy or other governmental charge, together with and including, without limitation, any and all interest, fines, penalties, assessments and additions to tax resulting from, relating to, or incurred in connection with any such tax or any contest or dispute thereof.

Terminals shall have the meaning set forth in Section 1.(A) 1.

Terminalling Agreement shall mean the agreement to be executed between Seller and Buyer relating to a commitment to provide certain revenue to Buyer through the Terminals.

Third Person shall mean any Person other than Seller or Buyer or their Affiliates.

Title Examination Period shall have the meaning set forth in Section 12B.

Transition Service Agreement shall have the meaning set forth in Article 36.

Transportation Agreement shall mean the agreement to be executed between Seller and Buyer relating to a commitment to provide certain revenue to the Buyer through the Pipelines.

Other Terms. Other terms may be defined elsewhere in the text of the Agreement and shall have the meaning indicated throughout the Agreement.

Other Definitional Provisions

1.	The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.	The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

3.	Whenever a statement is qualified by the term “knowledge”, or similar term or phrase, it is intended to indicate actual knowledge, or the possession of information, data or documents that would give actual knowledge, on the part of a Person or its officers, directors or employees with direct responsibility for the matter.

4.	Whenever the Parties have agreed that any approval or consent shall not be “unreasonably withheld”, such phrase shall also include the Parties’ agreement that the approval or consent shall not be unreasonably delayed or conditioned.

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EXHIBIT “A-1”

SYSTEM DESCRIPTIONS

Aldine Pipeline

The Aldine Pipeline system includes approximately 5 miles of 6” pipeline and tank farm. The tank farm includes 4 tanks, receives jet fuel from ExxonMobil’s Magtex Pipeline and delivers the jet fuel to George Bush International Airport in Houston, TX.

Galena Park to East Houston Pipeline

The Galena Park to East Houston pipeline originates at the station located within the Kinder Morgan Galena Park products terminal and transports refined products via approximately 7 miles of 12” pipeline to the East Houston Tank Farm. There is also some idle pipe extending to the Lyondell and Valero refineries included as part of this asset.

East Houston Tank Farm

Includes 18 products, water and crude storage tanks, tank lines, manifolds, products pumps, piping and associated facilities on approximately 200 acres of fee property located at 7901 Wallisville Road, Houston Texas 77029.

Orion Pipeline System

Consists of approximately 744 miles of 12”, 14”, 16” and 20” mainline that runs from East Houston Tank Farm to Duncan, OK and to Odessa, TX, and includes the 518,000 BBL Frost Station tank farm. The system includes active 12” and 6” delivery pipe at Aledo, TX and idle 12” pipe near Wichita Falls, TX, idle 16” and 20” pipe near Corsicana, TX.

Odessa Terminal/Tank Farm

The pipeline tank farm and products terminal located on Shell’s former Odessa, TX refinery site including all buildings, truck racks and tanks (except tanks 118, 122, and 565).

Odessa to El Paso 6”

This proprietary 251 mile 6” pipeline connects the Odessa Terminal to delivery into the Western Refinery. The system includes an idle “Sante Fe” tank farm and an idle terminal located in El Paso which include 27 tanks with total shell capacity of 264,500 BBLS. Some idle local delivery lines are included with the idle terminals in the El Paso area.

Hearne System

Approximately 144 miles of 10” mainline from Hearne, TX to Dallas, TX and Approximately 26 miles of idle 8” pipeline from Dallas to Fort Worth, TX. Includes 16 tanks at Hearne Station totaling 654,000 BBLS.

Oklahoma City Terminal

Products terminal located at 10th and Vickie roads in Del City, Oklahoma. Includes the truck loading rack, land, and four tanks with total shell capacity of 151,710 bbls. Includes idle line to/from Conoco terminal.

Cimarron Pipeline

Includes the Glenpool, OK terminal which has 8 tanks with a total shell capacity of 620,000 BBLS, approximately 43 miles of 8” pipe from Glenpool to Cushing, OK and includes approximately 133 miles of 8” pipeline between Cushing, OK and El Dorado Kansas. Includes idle 8” delivery line to STS near Drumright, OK.

Boyer Tank Farm and associated piping

Includes approximately 160 acres of land with 4 tanks having a total shell capacity of 292,000 BBLS and a 16” line from Magellan’s El Dorado Tank farm. Also included are the active 8” lines to the Chase El Dorado Tank farm, approximately 2 miles of idle 6” line into the Frontier refinery, and 6/8” line to the former Pfester refinery in El Dorado, Kansas. Also includes some local, miscellaneous idle pipelines.

Chase Kansas Pipeline

Includes Sunset Station, Sunset Station to Chase El Dorado tank farm 8”, the Chase El Dorado tank farm (includes 7 tanks with 358,000 total shell capacity), and 249 miles of 10” mainline. System includes an 8” and a 16” line between Chase’s Sunset Station and El Dorado tank farm. Also includes an idle 6” between Great Bend, KS and Ness City, Kansas.

Great Bend Terminal

Includes the top loading truck rack at Great Bend, Kansas along with 7 tanks having a total capacity of 95,500 BBLs of shell capacity and associated buildings located on the Great Bend Terminal property.

Scott City Terminal

Includes the truck loading rack, 10 tanks with total shell capacity of 156,300 BBLS, land and buildings.

Chase Colorado Pipeline

Shares use of Chase El Dorado facilities with Chase Kansas Pipeline. Includes 548 miles of 10” and 12” pipeline from EL Dorado, KS to Aurora, CO. Includes approximately 2 miles of idle 8” line near MP 44.

Aurora Terminal

Tank Farm and truck loading rack located at 15000 East Smith Road, Aurora, Colorado 80011. Terminal includes 10 tanks with approximately 641,000 BBLS of shell capacity. Also included is the idle line from Aurora Terminal to the former Stapleton airport.

DIA Delivery Line

The approximately 18 miles of 10” pipeline used to delivery jet fuel to the DIA airport is included.

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
ALDINE - HIA 6” PRODUCTS PIPELINE SYSTEM

Harris	TX	0.7	Fee	Mobil Pipe Line Company	The Texas Pipe Line Company	A 6.500 acre tract out of the Christopher Walters Survey, Abstract No. 849	1/23/1969	7487/72	Aldine Station Site TPLI File 4375

BURNS IDLE 8” PIPELINE SYSTEM

Butler	KS	None	Fee	Getty Oil Company	Texaco Trading and Transportation, Inc.	SE 1/4 NE 1/4 NE 1/4 and NE 1/4 SE 1/4 NE 1/4, Sec. 33, T22S, R4E	12/31/1986	DR 339/324	Burns Station

CHASE PIPELINE SYSTEM

Scott	KS	ST-25	Fee	Koch Industries, Inc.	Chase Terminal Company	A tract of land in SW 1/4, Sec. 6, T17S, R32W	1/1/1974	7/105	Scott City Terminal

Sedgwick	KS	SE-34	Fee	Vicki K. Weninger	Chase Transportation Company	W 70 acres of the SW 1/4, Sec. 1, T26S, R2W, less and except 3 tracts of land described by metes and bounds	3/10/1997	Film 1680/0898	Also covers R/W No. BU-34 on Chase Kansas Pipeline System

Butler	KS	BU-61	Fee	Skelly Pipe Line Company, et al.	Chase Transportation Company	NE 1/4 SW 1/4, Sec. 8, T26S, R5E	4/13/1976	Deeds 330/218	El Dorado Mainline Station. Corrective deed. Also covers R/W No. BU-40 on Chase Kansas Pipeline System

Butler	KS	None	Fee	Getty Oil Company	Texaco Trading and Transportation Inc.	W 60 acre of NW 1/4 Sec. 8, T26S, R5E L/E 2.47 acres and 19.982 acres M/L in NW 1/4, Sec. 8, T26S, R5E	12/31/1986	Deeds 390/242	Surplus El Dorado Tank Farm Less portion sold below to Enbridge Pipelines (Ozark) LLC

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Butler	KS	None	Fee	Shell Pipeline Company LP, et al.	Enbridge Pipelines (Ozark) L.L.C.	Tract of land in NW 1/4 and SW 1/4, Sec. 8, T26S, R5E	3/1/2004	No Recording Data	Outsale of a portion of El Dorado Tank Farm

CHASE KANSAS PIPELINE SYSTEM

Barton	KS	BA-49	Fee	Getty Refining and Marketing Company	Chase Terminal Company	A 6.17 acre tract in SW 1/4, Sec. 30, T19S, R12W	2/1/1978	Deeds 188/415	Great Bend Station Gap tract - No document in file conveying title from Koch Industries, Inc. to Getty Refining and Marketing Company

Reno	KS	RE-86	Fee	Getty Oil Company	Texaco Trading and Transportation, Inc.	An 11.56 acre tract in S 1/2 SE 1/4 SE 1/4, Sec. 31, T25S, R4W	12/31/1986	Deeds 478/677	Haven Pump Station. Rental File 15155- 0629Y

CIMARRON 8” PRODUCTS PIPELINE SYSTEM

Tulsa	OK	1	Fee	Royal Oil And Gas Corporation	Getty Pipeline, Inc. and Amoco Pipeline Company	A 30.27-acre tract in E 1/2 NE 1/4, Sec. 10, T17N, R12E	7/20/1978	4342/337	Glenpool Terminal Rental File 35143-0646- Y

Tulsa	OK	1	Fee	Amoco Pipeline Company	Texaco Pipeline Inc.	A 30.27-acre tract in E 1/2 NE 1/4, Sec. 10, T17N, R12E	3/21/1989	5174/2250	Glenpool Terminal Assigns 1/2 interest it obtained at 4324/337

HEARNE 10” PRODUCTS PIPELINE SYSTEM

Robertson	TX	1	Fee	C. E. Smith, et ux.	The Texas Pipe Line Company	A 78.39 acre tract, M/L, out of the Coffman 468 acres and the J. T. McGrew Survey	10/3/1946	DR 143/335	Hearne Station. Less outsale at 148/535 TTPLCO File No. 2462

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Robertson	TX	1	Fee	The Texas Pipe Line Company	Magnolia Petroleum Company	5.741 acres out of the 78.39 acre tract in the J. T. McGrew Survey less and except a strip of land for a 10” pipeline right-of-way, and 1.767 acres out of the 5.98 acre tract in the J. T. McGrew Survey	12/17/1947	148/535	Hearne Station Outsale. TTPLCO File No. 2462

Robertson	TX	1	Fee	W. E. Wade, et ux.	The Texas Pipe Line Company	A 5.98 tract out of the J. T. McGrew Survey	10/3/1946	DR 143/337	Hearne Station. Less outsale dated 12/17/1947. TTPLCO File No. 2462

Robertson	TX	1	Fee	Myra A. Ely, et vir.	The Texas Pipe Line Company	A 5.98 tract out of the J. T. McGrew Survey	11/5/1946	DR 143/477	Hearne Station. Less outsale dated 12/17/1947. TTPLCO File No. 2463

Robertson	TX	1	Fee	South Texas Commercial National Bank of Houston	The Texas Pipe Line Company	A 5.98 tract out of the J. T. McGrew Survey	11/12/1946	DR 145/27	Hearne Station. Less outsale dated 12/17/1947. TTPLCO File No. 2464

Robertson	TX	1	Fee	The Texas Pipe Line Company	The Texas Company	4.213 acres out of the 5.98 acre tract in the J. T. McGrew Survey	12/17/1947	No Recording Data	Hearne Station Outsale. TTPLCO File No. 2462.

Falls	TX	41.6	Fee	T. E. Goodrich, Jr., et ux.	The Texas Pipe Line Company	0.67 acre tract out of a 872 acre tract in the T. J. Chambers and A. de la Serda Conflicting Grants	9/8/1965	DR 260/143	Marlin Station TTPLCO File 4303

McLennan	TX	50	Fee	Joe B. Grisson, et ux.	The Texas Pipe Line Company	20.11 acres in the Jacob Walker League	6/25/1947	DR 594/21	Waco Terminal Less outsale at DR 633/55

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
McLennan	TX	50	Fee	The Texas Pipe Line Company	The Texas Company	19.15 acres in the Jacob Walker Survey	9/8/1950	DR 663/55	Waco Terminal Outsale.

McLennan	TX	90	Fee	Bennie F. Hessel, et ux.	The Texas Pipe Line Company	0.993 acres of SE 1/4 of Sec. 46 of the University Lands	12/16/1959	DR 855/624	Waco Booster Station Less outsale at DR 1084/624 TTPLCO File No. 3931

McLennan	TX	90	Fee	The Texas Pipe Line Company	Texas State Highway Commission	0.29 acres out of 0.993 acres in the W. S. Wood Survey, A-950	12/2/1970	DR 1084/44	Waco Booster Station Outsale. TPLI File No. 3931

Ellis	TX	33	Fee	Joe C. Wilson, et ux.	The Texas Pipe Line Company	0.688 acres (150 ft x 200 ft) out of a 50 acre tract in the Jesse Benton Survey, A-39	7/22/1965	DR 507/118	Maypearl Station Less outsale at DR 784/855 TTPLCO File No. 4300

Ellis	TX	33	Fee	Texaco Pipeline Inc.	Texas Power & Light Company	0.205 acres out of 0.688 acres in the Jesse Benton Survey	10/22/1987	DR 784/855	Maypearl Station Outsale

Dallas	TX	61.38	Fee	Texaco Inc.	The Texas Pipe Line Company	A 2.025 acre tract being part of the Thomas Cheshire Survey, A-251 also being part of a 283 acre tract described in deed 391/45	6/6/1961	DR 5590/243	File No. 4085

Tarrant	TX	10	Fee	H. Clarence Swor, et ux.	The Texas Pipe Line Company	0.21 acres out of 7 acres in John Childress Survey as described in deed(s) 1313/81	3/16/1966	DR 4192/119	File No. 4319

ODESSA EL PASO 6” PRODUCTS PIPELINE SYSTEM

Ector	TX	0.5	Fee	F.M. Reeves & Sons, a partnership	Shell Pipe Line Corporation	A 5.0 acre tract out of Sec. 33, Block 42, T2S, Texas and Pacific Railroad Company Survey	12/4/1945	93/225	File L 03015

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Ector	TX	0.5	Fee	R.T. Waddell, et al.	Shell Pipe Line Corporation	A 4.8 acre tract out of Sec. 33, Block 42, T2S, Texas and Pacific Railroad Company Survey	6/30/1947	109/159	File L 03015

Loving	TX	49	Fee	Roxana Pipeline Corp.	Shell Oil Company	A 300’ x 300’ tract out of Sec. 26, P.S.L., Blk. 29	3/9/1964	D.R. 33/241	Kermit Station

El Paso	TX	213	Fee	Roxana Pipeline Corp.	Shell Oil Company	The Northwest 12’ of Lot 18, and the Northwest 12’ of Lot 17 of the Freeway Industrial Terminal, a subdivision of the southerly portion of the O. A. Danielson Survey No. 309, El Paso Texas	3/9/1964	24/0719

El Paso	TX	216	Fee	El Paso Construction Company	Shell Oil Company	A 0.017 acre tract lying in Lot 19 of Ranchland Commercial District, Unit 2, Subdivision of El Paso, Texas	5/13/1965	72/1349

ORION NORTH PRODUCTS PIPELINE SYSTEM

Ellis	TX	61A	Fee	Sandra K. Finley	Texaco Pipeline Inc.	A 9.688 tract situated in the James Blair Survey, A-115 being part of Tract 1 and all of Tract 2 as set out and described in deed dated 11/7/1986 recorded in DR 757/860	6/27/1990	DR 840/83	Grandview Station. TTPLCO-L211-1; TPLI File No. 4617

Parker	TX	2.4	Fee	Claudia Lancaster, et vir.	The Texas Pipe Line Company	4 acres, M/L, out of the Andrew Ryan Survey, A-1132	1/14/1955	DR 272/345	Cresson Station. TTPLCO No. 3510A

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Wise	TX	52	Fee	E.O. Manning, Guardian	The Texas Pipe Line Company	12.0 acre tract, being a part of a 160 acre tract in James Tarlton Survey, Abstract No. 825, said 160 acre tract being described and conveyed to E.O. Manning by deed, recorded in Vo. 163, Page 395.	5/6/1949	DR 173/298	Chico Station TTPLCO File No. 2716

Clay	TX	8.4, CL-0.5	Fee	Harold L. Shappell	Texaco Pipeline Inc.	A tract containing 2.00 acres, M/L, in the SE 1/4, Sec. 16, MEP&PRR Co. Survey, A-341, Clay County, Texas	4/1/1998	DR 450/307	Henrietta Station. Correction deed correcting DR 449/698.

ORION SOUTH PRODUCTS PIPELINE SYSTEM

Navarro	TX	NAV-02	Fee	Ronald Martin, et ux.	Equilon Pipeline Company LLC	A 54.577 acre tract (calculated as 54.177) comprised of two tracts of land: 6.477 acres described as First Tract, and 48.10 acres described as Fourth Tract in Navarro County D.R. 1198/297	1/27/1999	1431/250	Frost Station

Navarro	TX	0.6	Fee	Preston Story Garner	The Texas Pipe Line Company	A 24.283 acre tract in the Louis Powell Survey, A-664	12/27/1951	531/305	TTPLCO File No. 3106 Corsicana Station Site

Leon	TX	39.1	Fee	Jack H. Stutts, et al.	Texaco Pipeline Inc.	A 2.00 acre tract out of a 150 acre tract described in Leon County D.R. 822/368 in the T. N. B. Greer 1/3 League, A-294	2/6/1998	Official Records 990/842	TPLI File No. 4757 Centerville Station

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Montgomery	TX	11A	Fee	William C. Kreinhop	Texaco Pipeline Inc.	2.8498 acres in the Abraham Pevehouse Survey, A-423, out of a 17.9532 acre parcel described in DR 1119/430	12/22/1997	330-00-2558	Valve site

Montgomery	TX	11A	Fee	William C. Kreinhop	Texaco Pipeline Inc.	0.1229 acres in the Abraham Pevehouse Survey	3/26/1998	365-00-1675	Valve Site

Montgomery	TX	72	Fee	Ricky V. Clark, et al.	Texaco Pipeline Inc.	1.501 acres out the John Williams Survey, A-641	1/16/1998	337-00-2280	TPLI Rayford Road valve site

Harris	TX	128	Fee	Claude Ussery, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 0.572 acres, M/L, in the A. R. Bodman Survey, A-141	5/19/1952	D.R. 2471/571	TTPLCO File No. 3194

Harris	TX	129	Fee	James P. S. Griffith, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 3.441 acres, M/L; and a 60’ strip of land containing 11.431 acres, M/L, in the A. R. Bodman Survey #2, A-141	5/17/1952	D.R. 2451/380	TTPLCO File No. 3195 Includes R/W #131

Harris	TX	129	Fee	The Texas Pipe Line Company	County of Harris, State of Texas	A 0.6666 acre strip of land in the A. R. Bodman Survey, A-141	10/14/1954	No Recording Data	TTPLCO File No. 3195A

Harris	TX	129	Fee	The Texas Pipe Line Company	City of Houston	6.321 acre tract, M/L, in the A. R. Bodman Survey, A-141	2/18/1986	K450538/041- 67-2324	Property for airport - deed is subject to original deed 2451/380 - Out sale

Harris	TX	130	Fee	T. O. McKinley	The Texas Pipe Line Company	A 60’ strip of land containing 1.189 acres, M/L, in the A. R. Bodman Survey, A-141	5/13/1952	D.R. 2451/385	TTPLCO File No. 3196

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	130	Fee	The Texas Pipe Line Company	County of Harris, State of Texas	A 0.0239 acre tract in the A. R. Bodman Survey, A-141	10/14/1954	D.R. 2861/54	TTPLCO File No. 3196A

Harris	TX	131	Fee	James P. S. Griffith, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 3.441 acres, M/L; and a 60’ strip of land containing 11.431 acres, M/L, all in the A. R. Bodman Survey, A-141	5/17/1952	D.R. 2451/380	TTPLCO File No. 3195 Included in R/W #129

Harris	TX	132	Fee	Fred Henry, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 1.238 acres, M/L, in the A. R. Bodman Survey No. 2, A-141	5/31/1952	D.R. 2544/354	TTPLCO File No. 3197

Harris	TX	133	Fee	Anton Bily	The Texas Pipe Line Company	A 60’ strip of land containing 1.241 acres, M/L, in the A. R. Bodman Survey No. 2, A-141	5/19/1952	D.R. 2451/377	TTPLCO File No. 3198

Harris	TX	134	Fee	O. T. Winn, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 2.409 acres, M/L, in the A. R. Bodman Survey No. 2, A-141	5/12/1952	D.R. 2451/387	TTPLCO File No. 3199

Harris	TX	135	Fee	Estelle Carpenter Jennings	The Texas Pipe Line Company	Two 60’ strips of land containing 1.376 acres, M/L, and 2.075 acres, M/L, respectively, in the A. R. Bodman Survey No. 2, A-141	5/28/1952	D.R. 2471/568	TTPLCO File No. 3200

Harris	TX	136	Fee	M. E. Petway, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 0.235 acres, M/L, in the A. R. Bodman Survey, A-141	6/2/1952	D.R. 2471/565	TTPLCO File No. 3201

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	137	Fee	Edith Frances Nicol, et vir.	The Texas Pipe Line Company	A 60’ strip of land containing 1.356 acres, M/L, in the George S. Garner Survey, A- 288	5/1/1952	D.R. 2451/389	TTPLCO File No. 3202

Harris	TX	138	Fee	Ray Abernathy, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 1.423 acres, M/L, in the George S. Garner Survey, A- 288	5/1/1952	D.R. 2451/392	TTPLCO File No. 3203

Harris	TX	138	Fee	The Texas Pipe Line Company	Texas State Highway Commission	A 0.217 acre tract, M/L, in the George S. Garner Survey, part of that certain tract described in Harris County D.R. 2451/392	7/23/1958	No Recording Data	TTPLCO File No. 3203C

Harris	TX	139	Fee	Minnie M. Dillon	The Texas Pipe Line Company	A 0.81 acre tract, M/L, in the George S. Garner Survey, A- 288	5/10/1952	D.R. 2508/276	TTPLCO File No. 3204

Harris	TX	139	Fee	The Texas Pipe Line Company	Texas State Highway Commission	A 0.330 acre tract, M/L, in the George S. Garner Survey, A-288, part of that certain tract described in Harris County D.R. 2508/276	7/23/1958	No Recording Data	TTPLCO File No. 3204B

Harris	TX	140	Fee	Cora Chamberlin, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 0.446 acres, M/L, in the George S. Garner Survey, A- 288	6/5/1952	D.R. 2471/531	TTPLCO File No. 3205

Harris	TX	141	Fee	Robert J. G. Koinm, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 1.690 acres, M/L, in the H. E. & W. T. R.R. Co. Survey, A-1045	5/2/1952	D.R. 2451/394	TTPLCO File No. 3206

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	142	Fee	Alfred Lambrecht	The Texas Pipe Line Company	A 60’ strip of land containing 4.554 acres, M/L, in the Nicholas Lambrecht Survey, A-1550	5/12/1952	D.R. 2451/397	TTPLCO File No. 3207

Harris	TX	143.3	Fee	J. C. Vaughn, Sr., et ux.	The Texas Pipe Line Company	A 0.087 acre tract, M/L, in the NE/C of Lot 192, Block 16, Humble Acres, a subdivision in the Samuel W. Upshaw Survey, A- 818, as per Harris County Map Records Vol. 20, pg. 67	9/4/1952	D.R. 2533/266	TTPLCO File No. 3208

Harris	TX	144	Fee	Percy Forman	The Texas Pipe Line Company	A 60’ strip of land containing 0.396 acres, M/L, in the E. Lubicious Survey, A-513	6/9/1952	D.R. 2471/534	TTPLCO File No. 3209

Harris	TX	144.2	Fee	Melvin E. Duren	The Texas Pipe Line Company	All of Lot 212, Block 7, Humble Acres, a subdivision in the Samuel W. Upshaw Survey, A-818, as per Harris County Map Records Vol. 20, pg. 67	5/13/1952	D.R. 2451/400	TTPLCO File No. 3210

Harris	TX	144.2	Fee	The Texas Pipe Line Company	Percy Foreman	Lot 212, Block 7, L&E a 0.151 acre tract, and Lot 213, Block 7, Humble Acres, Second Section, in the Samuel Upshaw Survey, A- 818, as per Harris County Map Records Vol. 20, pg. 67, L&E a 0.211 acre tract	5/21/1952	D.R.2451/440	TTPLCO File No. 3210B Includes R/W #144.3

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	144.3	Fee	W. H. Harrington	The Texas Pipe Line Company	Lot 213, Block 7, Humble Acres, Second Section, a subdivision in the Samuel W. Upshaw Survey, A-818, as per Harris County Map Records Vol. 20, pg. 67	5/15/1952	D.R. 2451/359	TTPLCO File No. 3211

Harris	TX	144.3	Fee	The Texas Pipe Line Company	Percy Foreman	Lot 212, Block 7, L&E a 0.151 acre tract, and Lot 213, Block 7, Humble Acres, Second Section, in the Samuel Upshaw Survey, A - 818, as per Harris County Map Records Vol. 20, pg. 67, L&E a 0.211 acre tract	5/21/1952	D.R. 2451/440	TTPLCO File No. 3211A Included in R/W #144.2

Harris	TX	144.3	Fee	Allen C. Hutcheson, et al.	The Texas Pipe Line Company	All of Lot 213, Block 7, Humble Acres, Second Section, a subdivision in the Samuel W. Upshaw Survey, A - 818, as per Harris County Map Records Vol. 20, pg. 67	6/20/1952	D.R. 2480/554	Correction Deed - Block 8 was corrected to Block 7

Harris	TX	144.4	Fee	Robert Sellars, et al.	The Texas Pipe Line Company	A 0.015 acre tract in the NE/C of Lot 214, Block 7, Humble Acres, Second Section, a subdivision in the Samuel W. Upshaw Survey, A-818, as per Harris County Map Records Vol. 20, pg. 67	5/26/1952	D.R. 2894/43	TTPLCO File No. 3507

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	150	Fee	H. R. Butter, et ux.	The Texas Pipe Line Company	A 0.571 acre tract, M/L, partly in the Samuel W. Upshaw Survey, A-818, and partly in the Adam Smith Survey, A-694	5/17/1952	D.R. 2544/351	TTPLCO File No. 3212

Harris	TX	150	Fee	The Texas Pipe Line Company	County of Harris, State of Texas	A 35’ strip of land, containing 0.0491 acres out of a 0.571 acre tract in the Samuel W. Upshaw Survey, A- 818, described in Harris County D.R. 2544/351	10/18/1977	F423868/ ###-##-####

Harris	TX	151	Fee	Milton Lockwood	The Texas Pipe Line Company	A 1.075 acre tract, M/L, in the Adam Smith Survey, A-694	6/3/1952	D.R. 2565/631	TTPLCO File No. 3295

Harris	TX	151	Fee	The Texas Pipe Line Company	County of Harris, State of Texas	A 0.2835 acre tract out of that 1.075 tract in the Adam Smith Survey, A-694, described in Harris County D.R. 2565/631	8/29/1958	No Recording Data	TTPLCO File No. 3295A

Harris	TX	154	Fee	The Carter Investment Company	The Texas Pipe Line Company	A 60’ strip of land, containing 0.376 acres, M/L, part of Lot 4, Block 57, Houston Suburban Heights, a subdivision in the Adam Smith Survey, A-694, as per Harris County Map Records Vol. 3, pg. 10	5/9/1952	D.R. 2544/349	Minerals reserved by Grantor - file 3213

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	156	Fee	Stanley P. Flukinger	The Texas Pipe Line Company	A 60’ strip of land, containing 0.456 acres, M/L, in the Adam Smith Survey, A-694, out of a 7 acre tract described in Harris County D.R. 1066/670	5/16/1952	D.R. 2625/298	TTPLCO File No. 3393

Harris	TX	157	Fee	J. M. Flukinger	The Texas Pipe Line Company	A 60’ strip of land containing 0.052 acres, M/L, in the Adam Smith Survey, A-694, part of a 32 acre tract described in Harris County D.R. 1192/455	5/17/1952	D.R. 2625/301	TTPLCO File No. 3393

Harris	TX	158	Fee	Inez Flukinger	The Texas Pipe Line Company	A 60’ strip of land containing 0.214 acres, M/L, in the Adam Smith Survey, A-694, part of a 14 acre tract described in Harris County D.R. 1192/455	5/18/1952	D.R. 2625/304	TTPLCO File No. 3393

Harris	TX	159	Fee	J. D. Flukinger	The Texas Pipe Line Company	A 60’ strip of land containing 0.214 acres, M/L, in the Adam Smith Survey, A-694, part of a 14 acre tract described in Harris County D.R. 1192/455	5/19/1952	D.R. 2625/308	TTPLCO File No. 3393

Harris	TX	160	Fee	E. B. Flukinger	The Texas Pipe Line Company	A 60’ strip of land containing 0.214 acres, M/L, in the Adam Smith Survey, A-694, part of a 14 acre tract described in Harris County D.R. 1192/455	5/26/1952	D.R. 2625/311	TTPLCO File No. 3393

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	161	Fee	M. L. Flukinger	The Texas Pipe Line Company	A 60’ strip of land containing 0.214 acres, M/L, in the Adam Smith Survey, A-694, part of a 24 acre tract described in Harris County D.R. 1192/455	5/17/1952	D.R. 2625/314	TTPLCO File No. 3393

Harris	TX	162	Fee	C. F. Modglin, et al.	The Texas Pipe Line Company	A 1.357 acre tract, M/L, out
of Lots 5, 6, and 7, Block 41,
described in Harris County
D.R. 1223/560, and a 0.118
acre tract, M/L, out of Lot
No. 7, all in Houston
Suburban Heights, a
subdivision in the Adam
						Smith Survey, A-694	8/31/1953	D.R. 2663/215	TTPLCO File No. 3376

Harris	TX	162	Fee	C. F. Modglin, et ux.	The Texas Pipe Line Company	A 1.357 acre tract, M/L, out
of Lots 5, 6, and 7, Block 41,
described in Harris County
D.R. 1223/560, and a 0.118
acre tract, M/L, out of Lot
No. 7, all in Houston
Suburban Heights, a
subdivision in the Adam
						Smith Survey, A- No. 694	1/24/1957	D.R. 3287/116

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	163.2	Fee	Gulf Land Company	The Texas Pipe Line Company	A 60’ strip of land containing 1.238 acres, M/L, in the Samuel W. Upshaw Survey, A-818, out of a 53.21 acre tract described in Harris County D.R. 2391/162, and a 1.4 acre tract described in Harris County D.R. 2391/165	6/5/1952	D.R. 2544/346	TTPLCO File No. 3214

Harris	TX	163.3	Fee	T. H. Monroe	The Texas Pipe Line Company	The West 60 feet of the East 90 feet of a 20.21 acre tract in the Samuel Upshaw Survey, A-818, described in Harris County D.R. 1588/330, L&E a 150’ strip out of North part to conveyed to Harris County Flood Control in Harris County D.R. 2136/453	5/31/1952	D.R. 2508/267	TTPLCO File No. 3215

Harris	TX	163.4	Fee	Doris Jackson Japhet	The Texas Pipe Line Company	The East 70 feet of the John A. Dunn Survey, A-236	5/26/1952	D.R. 2471/538	TTPLCO File No. 3216

Harris	TX	167	Fee	C. F. Modglin, et al.	The Texas Pipe Line Company	A 60’ strip of land out of the East portion of Lot 12, Block 5, Houston Suburban Heights, a subdivision in the Whitney Britton Survey, A-117, as per Harris County Map Records Vol. 3, pg. 10	4/1/1952	D.R. 2451/361	TTPLCO File No. 3217

Harris	TX	168	Fee	Irma H. Stewart, et al.	The Texas Pipe Line Company	A 2.833 acre tract in Houston Suburban Heights, Whitney Britton Survey, A-117	5/6/1952	D.R. 2451/365	TTPLCO File No. 3218

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	168	Fee	The Texas Pipe Line Company	Raymond E. Mains	0.745 acres, 1.224 acres and 0.130 acres out of Lots 6A, 6B, 6C, in Block 6, Houston Suburban Heights in the Whitney Britton Survey, A- 117	6/6/1969	D.R. 7668/185	TTPLCO File No. 3219A

Harris	TX	168A	Fee	C. F. Modglin, et al.	The Texas Pipe Line Company	0.432 acre tract in Lot 6A and 6C, Block 6, Houston Suburban Heights, in the Whitney Britton Survey, A- 117	5/5/1952	D.R. 2451/363	TTPLCO File No. 3219

Harris	TX	169	Fee	Winifred Loonam Leonard, et al.	The Texas Pipe Line Company	0.672 acres, M/L, on the west side of Lot 12, Block 6, Houston Suburban Heights in the Whitney Britton Survey, A- 117	5/21/1952	D.R. 2471/541	TTPLCO File No. 3220

Harris	TX	170	Fee	John W. Whittleman	The Texas Pipe Line Company	West 50 feet of W 1/2 of Lot 6, Block 7, Houston Suburban Heights in the Whitney Britton Survey, A- 117	4/22/1952	D.R. 2451/367	TTPLCO File No. 3221

Harris	TX	172	Fee	C. F. West, et ux.	The Texas Pipe Line Company	West 60 feet of N 1/2 Lot 12, Block 7, Houston Suburban Heights, Whitney Britton Survey, A- 117	5/19/1952	D.R. 2533/264	TTPLCO File No. 3222

Harris	TX	172	Fee	Pogue Land Company	The Texas Pipe Line Company	West 60 feet of N 1/2 Lot 12, Block 7, Houston Suburban Heights, Whitney Britton Survey, A- 117	5/20/1952	D.R. 2533/268	TTPLCO File No. 3222

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	175	Fee	Alvin State Bank	The Texas Pipe Line Company	West 60 feet of Lots 12 and 6, Block 8, Houston Suburban Heights in the Whitney Britton Survey, A- 117	4/22/1952	D.R. 2451/369	TTPLCO File No. 3223

Harris	TX	193	Fee	Thomas Edward Browne	The Texas Pipe Line Company	A 60’ strip of land containing 4.066 acres in the Samuel Kelly Survey, A- 495	5/26/1952	D.R. 2625/263	TTPLCO File No. 3377A

Harris	TX	193	Fee	Gertrude Krogstad, et vir.	The Texas Pipe Line Company	A 60’ strip of land containing 4.066 acres in the Samuel Kelly Survey, A- 495	5/31/1952	D.R. 2625/267	TTPLCO File No. 3377B

Harris	TX	193	Fee	Dan Browne Stuart	The Texas Pipe Line Company	A 60’ strip of land containing 4.066 acres in the Samuel Kelly Survey, A- 495	6/9/1952	D.R. 2625/260	TTPLCO File No. 3377C

Harris	TX	193A	Fee	M. J. Hanka, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 0.741 acres and 0.296 acres in the Eli Noland Survey, A- 600	5/20/1952	D.R. 2544/343	TTPLCO File No. 3224

Harris	TX	194	Fee	M. J. Hanka, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 0.741 acres and 0.296 acres in the Eli Noland Survey, A- 600	5/20/1952	D.R. 2544/343	TTPLCO File No. 3224

Harris	TX	195	Fee	First National Bank in Houston, Trustee, et al.	The Texas Pipe Line Company	307.87 foot wide strip of land containing 4.668, M/L, in the Eli Noland Survey, A- 600	5/21/1952	D.R. 2471/545	TTPLCO File No. 3225

Harris	TX	195	Fee	The Texas Pipe Line Company	John H. Boney	0.0548 acre tract, M/L, in the Eli Nolan League, A- 600	7/2/1969	D.R. 7689/411 C951207 ###-##-####

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	196	Fee	Blanche B. Dreyling, Trustee	The Texas Pipe Line Company	Strip of land 130.11 feet wide containing 3.116 acres in the Eli Noland Survey, A- 600	5/21/1952	D.R. 2508/263	TTPLCO File No. 3226

Harris	TX	197	Fee	Emma Mae Tully, et vir.	The Texas Pipe Line Company	90 foot wide strip of land containing 2.150 acres, M/L, in the Eli Noland Survey, A- 600	6/2/1952	D.R. 2480/562	TTPLCO File No. 3227

Harris	TX	198	Fee	Palmer P. Woods, et ux.	The Texas Pipe Line Company	A 60’ strip of land containing 1.432 acres, M/L, in the Eli Noland Survey, A- 600	5/30/1952	D.R. 2544/341	TTPLCO File No. 3228

Harris	TX	199	Fee	J. E. Sternenberg, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 1.431 acres, M/L, in the Eli Noland League	5/27/1952	D.R. 2471/547	TTPLCO File No. 3229

Harris	TX	200	Fee	Emma E. Oliver	The Texas Pipe Line Company	A 60’ strip of land containing 1.618 acres, M/L, in the Eli Noland Survey, A-600	5/24/1952	D.R. 2471/550	TTPLCO File No. 3230

Harris	TX	201	Fee	W. D. Haden, II	The Texas Pipe Line Company	A 60’ strip of land containing 2.269 acres, M/L, in the Eli Noland Survey, A- 600	5/4/1956	D.R. 3166/57	TTPLCO File No. 3688A

Harris	TX	201	Fee	Milton R. Underwood, et al.	The Texas Pipe Line Company	A 60’ strip of land containing 2.269 acres, M/L, in the Eli Noland Survey, A- 600	7/27/1956	D.R. 3208/14	TTPLCO File No. 3688

Harris	TX	202	Fee	Scenic Woods Corporation	The Texas Pipe Line Company	A 60’ strip of land containing 1.645 acres, M/L, in the Eli Noland Survey, A- 600	5/4/1956	D.R. 3166/59	TTPLCO File No. 3688B

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	204	Fee	Robert L. Lakey, et ux.	The Texas Pipe Line Company	0.103 acre tract out of Lot 463, Block 21, Glen Manor Subdivision, in the Eli Noland Survey, A-600	4/12/1952	D.R. 2508/261	TTPLCO File No. 3231

Harris	TX	207	Fee	Birdie Lee Chadwick, et al.	The Texas Pipe Line Company	0.523 acres, M/L, in the Andrew Daly Survey, A-239	4/17/1952	D.R. 2451/371	TTPLCO File No. 3232

Harris	TX	208	Fee	Johnnie L. Davis, et ux.	The Texas Pipe Line Company	Lot 193, Block 11, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	4/14/1952	D.R. 2436/373	TTPLCO File No. 3233

Harris	TX	209	Fee	B. L. Smith, et ux.	The Texas Pipe Line Company	Lot 192, Block 8, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	3/26/1952	D.R. 2436/376	TTPLCO File No. 3234

Harris	TX	210	Fee	G. D. Honea, et ux.	The Texas Pipe Line Company	Lot 149, Block 8, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	3/24/1952	D.R. 2451/374	TTPLCO File No. 3235

Harris	TX	211	Fee	Joe W. Rhea, et ux.	The Texas Pipe Line Company	East 51.31 feet of Lot 148, Block 7, Glen Manor Addition, Section 1in the Andrew Dailey Survey, A-239	4/28/1952	D.R. 2451/352	TTPLCO File No. 3236

Harris	TX	212	Fee	Elbert F. Howey, et ux.	The Texas Pipe Line Company	Lot 98, Block 7, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	3/25/1952	D.R. 2436/379	TTPLCO File No. 3237

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	213	Fee	Harry L. Owens, Jr., et ux.	The Texas Pipe Line Company	Lot 97, Block 4, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	4/15/1952	D.R. 2436/382	TTPLCO File No. 3238

Harris	TX	214	Fee	Allen C. Hutcheson, et al.	The Texas Pipe Line Company	Lot 37, Block 4, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	3/25/1952	D.R. 2436/385	TTPLCO File No. 3239

Harris	TX	215	Fee	Nettie M. Denman, et vir.	The Texas Pipe Line Company	Lot 36, Block 3, Glen Manor Addition, Section No. 1 in the Andrew Dailey Survey, A-239	3/24/1952	D.R. 2471/552	TTPLCO File No. 3240

Harris	TX	216	Fee	D. L. Morton, et ux.	The Texas Pipe Line Company	Lot 35, Block 3, Glen Manor Addition, Section 1 in the Andrew Dailey Survey, A-239	3/31/1952	D.R. 2436/387	TTPLCO File No. 3241

Harris	TX	218	Fee	J. W. Pittman, et ux.	The Texas Pipe Line Company	East 58 feet of Lot 585 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	4/2/1952	D.R. 2508/259	TTPLCO File No. 3242

Harris	TX	220	Fee	N. J. Murley	The Texas Pipe Line Company	Lot 584, Rosewood Estates, Section No. 2, in the Harris and Wilson Survey, A-32, L&E the West 49 feet as conveyed in Harris County D.R. 2375/544	3/26/1952	D.R. 2417/651	TTPLCO File No. 3243

Harris	TX	221	Fee	A. C. Pogue	The Texas Pipe Line Company	East 50 feet of Lot 529 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	5/15/1952	D.R. 2451/339	TTPLCO File No. 3244

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	222	Fee	L. F. Fox, Jr., Trustee	The Texas Pipe Line Company	Lot 528 of Rosewood Estates, Section 2 in the Harris and Wilson Survey, A-32	4/5/1956	D.R. 3147/464	TTPLCO File No. 3640

Harris	TX	223	Fee	W. T. Fields, Jr., et ux.	The Texas Pipe Line Company	Lot 471 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	3/20/1952	D.R. 2417/673	TTPLCO File No. 3245

Harris	TX	224	Fee	Allen C. Hutcheson, et al.	The Texas Pipe Line Company	Lot 470 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	3/25/1952	D.R. 2417/654	TTPLCO File No. 3246

Harris	TX	225	Fee	S. C. Williams, et ux.	The Texas Pipe Line Company	Lots 412 and 413 of Rosewood Estates, Section 2 in the Harris and Wilson Survey, A-32	3/20/1952	D.R. 2436/390	TTPLCO File No. 3247

Harris	TX	226	Fee	Lester O. Stewart, et ux.	The Texas Pipe Line Company	Lot 371 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	4/2/1952	D.R. 2451/341	TTPLCO File No. 3248

Harris	TX	227	Fee	Archie D. Godkin, et ux.	The Texas Pipe Line Company	Lot 370 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	3/21/1952	D.R. 2436/392	TTPLCO File No. 3249

Harris	TX	227A	Fee	J. T. Jennings, et ux.	The Texas Pipe Line Company	Lots 328 and 329 of Rosewood Estates, Section 2 in the Harris and Wilson Survey, A-32	4/7/1952	D.R. 2451/345	TTPLCO File No. 3250

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	227B	Fee	Allen C. Hutcheson, et al.	The Texas Pipe Line Company	Lots 270 and 271 of Rosewood Estates, Section No. 2 in the Harris and Wilson Survey, A-32	4/19/1952	D.R. 2508/257	TTPLCO File No. 3251

Harris	TX	228	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A-32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of Lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A-32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

Harris	TX	229	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A- 32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A- 32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	230	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A- 32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A- 32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

Harris	TX	231	Fee	Hubert L. Gressett	The Texas Pipe Line Company	The East 60 feet of the East 133 feet of Lot 73, Rosedale Gardens, Section 1, a subdivision in the Harris and Wilson Survey, A-32, as per Harris County Map Records Vol. 15, pg. 31	4/25/1952	D.R. 2451/349	TTPLCO File No. 3252

Harris	TX	232	Fee	R. E. White, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 74, Rosedale Gardens, Section 1 in the Harris and Wilson Survey, A-32	4/28/1952	D.R. 2451/334	TTPLCO File No. 3254

Harris	TX	233	Fee	Elton Brimberry, et al.	The Texas Pipe Line Company	East 60 feet of Lot 75, Rosedale Gardens, Section 1 in the Harris and Wilson Survey, A- 32	4/28/1952	D.R. 2451/331	TTPLCO File No. 3255

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	234	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A- 32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A- 32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

Harris	TX	240	Fee	Bryan Maxey, et al.	The Texas Pipe Line Company	East 60 feet of Homestead Lot No. 4, Block 12, Houston Gardens in the Harris and Wilson Survey, A- 32	4/5/1952	D.R. 2436/395	TTPLCO File No. 3256

Harris	TX	241	Fee	Virdin R. Johnson	The Texas Pipe Line Company	East 60 feet of Homestead Lot No. 3, Block 12, Houston Gardens in the Harris and Wilson Survey, A- 32	4/8/1952	D.R. 2436/397	TTPLCO File No. 3257

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	244	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A- 32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A- 32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

Harris	TX	246	Fee	Suburban Realty Company	The Texas Pipe Line Company	A 60’ strip of land in the Harris and Wilson Survey, A- 32 containing 6.039 acres, 0.004 acres, 1.460 acres along Section 5, Rosedale Gardens, all of Lots 27 and 28 Rosedale Gardens; 0.675 acres and all of lot 38, Rosedale Gardens, Section No. 4, all in Harris and Wilson Survey, A- 32 and containing a total of 9.754 acres	5/7/1952	D.R. 2471/554	TTPLCO File No. 3252 Includes R/W #228, R/W #229, R/W #230, R/W #234, R/W #244, and R/W #246

Harris	TX	252	Fee	Jeanette K. Bennett, et al.	The Texas Pipe Line Company	0.638 acre tract, M/L, in the William M. Black Survey, A-114	5/22/1952	D.R. 2508/251	TTPLCO File No. 3258

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	271	Fee	Ernest Kirkwood, et al.	The Texas Pipe Line Company	0.028 acre tract in Lot 129, Block 1, Carver Terrace in the W. M. Black Survey, A-114	4/1/1952	D.R. 2436/399	TTPLCO File No. 3259

Harris	TX	272	Fee	Lena C. Hollie Briscoe, et vir.	The Texas Pipe Line Company	0.005 acre tract in the Southwest corner of Lot 128, Block 1, Carver Terrace in the W. M. Black Survey, A- 114	3/18/1952	D.R. 2420/266	TTPLCO File No. 3260

Harris	TX	273	Fee	Wadda Jackson, et ux.	The Texas Pipe Line Company	0.005 acre tract in the Northeast corner of Lot 131, Block 4, Carver Terrace in the W. M. Black Survey, A- 114	3/17/1952	D.R. 2420/224	TTPLCO File No. 3261

Harris	TX	274	Fee	Ed. Hunter, et ux.	The Texas Pipe Line Company	0.029 acre tract in the North end of Lot 132, Block 4, Carver Terrace in the W. M. Black Survey, A- 114	3/19/1952	D.R. 2420/222	TTPLCO File No. 3262

Harris	TX	275	Fee	Lee Leassear, et ux.	The Texas Pipe Line Company	0.049 acre tract in the North end of Lot 133, Block 4, Carver Terrace in the W. M. Black Survey, A- 114	4/7/1952	D.R. 2508/249	TTPLCO File No. 3263

Harris	TX	275	Fee	Evelena Jarmon, et al.	The Texas Pipe Line Company	0.049 acre tract in the North end of Lot 133, Block 4, Carver Terrace in the W. M. Black Survey, A- 114	7/15/1953	D.R. 2646/427	TTPLCO File No. 3263C Supplemental Deed - interests of children

Harris	TX	275	Fee	Mary Elizabeth Leassear	The Texas Pipe Line Company	0.049 acre tract in the North end of Lot 133, Block 4, Carver Terrace in the W. M. Black Survey, A- 114	12/1/1959	D.R. 3897/554	Supplemental Deed covering remaining interest of children

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	276	Fee	Brinklie Oneal Matthis, et ux.	The Texas Pipe Line Company	Lot 122, Block 3, Carver Terrace in the W. M. Black Survey, A- 114	3/12/1952	D.R. 2420/220	TTPLCO File No. 3264

Harris	TX	277	Fee	Oscar Carter	The Texas Pipe Line Company	Lot 121, Block 3, Carver Terrace in the W. M. Black Survey, A- 114	4/11/1952	D.R. 2508/243	TTPLCO File No. 3265

Harris	TX	278	Fee	Henry Madeksho, et ux.	The Texas Pipe Line Company	East 60 feet of Lots 119 and 120, Block 3, Carver Terrace in the W. M. Black Survey, A- 114	5/3/1952	D.R. 2451/326	TTPLCO File No. 3266

Harris	TX	279	Fee	Isaac Williams, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 118, Block 6, Carver Terrace in the W. M. Black Survey, A- 114	3/12/1952	D.R. 2417/658	TTPLCO File No. 3267

Harris	TX	281	Fee	Thomas Gilder, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 115, Block 7, Carver Terrace in the William Black Survey, A- 114	3/15/1952	D.R. 2420/218	TTPLCO File No. 3268

Harris	TX	282	Fee	Juliga Woods, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 114, Block 7, Carver Terrace in the William Black Survey, A- 114	3/24/1952	D.R. 2417/656	TTPLCO File No. 3269

Harris	TX	283	Fee	Della Johnson Stewart	The Texas Pipe Line Company	Lot 113, Block 7, Carver Terrace in the W. M. Black Survey, A- 114	4/7/1952	D.R. 2436/402	TTPLCO File No. 3270

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	283	Fee	The Texas Pipe Line Company	Robert DeWalt, et ux.	Lot 113, Block 7, Carver Terrace in the W. M. Black Survey, A- 114, SAVE AND EXCEPT the East 60 feet of Lot 113, Block 7, Carver Terrace	4/11/1952	No Recording Data	TTPLCO File No. 3270

Harris	TX	284	Fee	Edwina DeWalt, et vir.	The Texas Pipe Line Company	East 60 feet of Lot 112, Block 7, Carver Terrace in the W. M. Black Survey, A- 114	3/20/1952	D.R. 2451/324	TTPLCO File No. 3270

Harris	TX	285	Fee	Edward Punch, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 111, Block 7, Carver Terrace in the W. M. Black Survey, A- 114	5/3/1952	D.R. 2451/320	TTPLCO File No. 3271

Harris	TX	286	Fee	Alfred Brown, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 110, Block 7, Carver Terrace in the W. M. Black Survey, A- 114	3/12/1952	D.R. 2420/216	TTPLCO File No. 3272

Harris	TX	287	Fee	Bessie Brantley	The Texas Pipe Line Company	East 60 feet of Lot 109, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	3/19/1952	D.R. 2420/214	TTPLCO File No. 3273

Harris	TX	288	Fee	Roosevelt Johnson, et ux.	The Texas Pipe Line Company	East 60 feet of Lot 108, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	5/3/1952	C.R. 695/605	TTPLCO File No. 3274

Harris	TX	289	Fee	Allen C. Hutcheson, et al.	The Texas Pipe Line Company	East 60 feet of Lot 107, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	3/18/1952	D.R. 2417/662	TTPLCO File No. 3275

Harris	TX	294	Fee	R. H. Fagan	The Texas Pipe Line Company	East 60 feet of Lot 102, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	4/5/1952	D.R. 2436/406	TTPLCO File No. 3280

Harris	TX	295	Fee	E. J. Craven, et al.	The Texas Pipe Line Company	East 60 feet of Lot 101, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	3/17/1952	D.R. 2508/241	TTPLCO File No. 3281

Harris	TX	296	Fee	Peter Paul, et ux.	The Texas Pipe Line Company	Lot 100, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	3/24/1952	D.R. 2544/334	TTPLCO File No. 3282

Harris	TX	296	Fee	The Texas Pipe Line Company	Peter Paul, et ux.	0.022 acre tract, M/L, out of Lot 100, Block 11, Carver Terrace in the W. M. Black Survey, A- 114	7/30/1957	No Recording Data	Outsale

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Harris	TX	297	Fee	Theodore R. Watson, et ux.	The Texas Pipe Line Company	0.021 acre tract out of Lot 18, Block 5, Carver Terrace in the W. M. Black Survey, A- 114	3/14/1952	D.R. 2420/212	TTPLCO File No. 3283

ORION WEST PRODUCT PIPELINE SYSTEM

Ector	TX	72	Fee	Shell Odessa Refining Company	Equilon Enterprises LLC	1.798 acres, lying in the NE 1/4, Sec. 47, Blk. 42, T&P RR Co. Survey and 81.21 acres being a portion of Sec. 38 and 47, Blk. 42, T2S, T&P RR Co. Survey; and .43 acres in the S 1/2, Sec. 38, Blk. 42, T2S, T&P RR Co. Survey; and 326.01 acres in the N 1/2, Sec. 48, Blk. 42, T&P RR Co. Survey L&E 10.52 tract in N 1/2, Sec. 48, Blk. 42, T2S, T&P RR Co. Survey; L&E 2.825 acre tract in Sec. 48, Blk. 42, T2S, T&P RR Co, Survey; and L&E a 10.54 acre tract in Sec. 48, Blk. 42, T2S, T&P RR Co. Survey.	6/1/1998	1405/16	Odessa Terminal

Bosque	TX	F-133A	Fee	Mobil Pipe Line Company	Texaco Pipeline Inc.	A 10.40 acre tract of land, out of a 24.97 tract of land conveyed to Magnolia Pipe Line Company by deed recorded in Vol. 160, Pg. 50 and being located in Blk. 6, John Rogers Survey, A-683	5/28/1997	D. R. 404/538	Walnut Springs Station TPLI 4789

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Eastland	TX	DM-88	Fee	Mobil Pipe Line Company	Texaco Pipeline Inc.	A tract of land described as a 2.839 acre tract out of a certain parcel of land described as being in Sec. 116, Blk. 3, H. & T. C. R. R. Co. Survey, bounded on the north by Robertson, on the east by Wilson and Smith, on the south by Kennedy, on the west by Rush, containing 141.75 acres	5/28/1997	1791/119	Cisco Station

Taylor	TX	DM-162B	Fee	John W. Wasson, et ux.	Texaco Pipeline Inc.	A 0.006 acre tract out of a 35.0 acre tract, NE part of the William B. Hardin Survey No. 130, Taylor County, Texas.	8/20/1998	2346/15	Tye Station. Rental File 42441- 1515Y

Taylor	TX	DM-163	Fee	John W. Wasson, et ux.	Texaco Pipeline Inc.	A 4.19 acre tract out of a 35.0 acre tract, NE part of the William B. Hardin Survey No. 130, Taylor County, Texas.	10/6/1997	2263/97	Tye Station.

Taylor	TX	DM-170	Fee	Mobil Pipe Line Company	Texaco Pipeline Inc.	A 1.399 acre tract of land, out of a 10.0 acre tract of land in Lot 19, League 146, Grimes County School Land Survey, Taylor, Texas	5/28/1997	2265/491	Merkel Station TPLI 4788

Nolan	TX	DM-215	Fee	Mobil Pipe Line Company	Texaco Pipeline Inc.	A 4.799 acre tract out of a 10.0 acre tract located in the NW 1/4, Sec. 57, Blk. 22, T. & P.R.R. Co. Survey, as described in 113/199	5/28/1997	410/284	Sweetwater Station

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Mitchell	TX	DM- 253-A	Fee	Mobil Pipe Line Company	Texaco Pipeline Inc.	A 1.0 acre tract of land located in Sec. 57, Blk. 26, T1S, Mitchell County, Texas	5/28/1997	638/197	Colorado City Station

AURORA TERMINAL

Adams	CO	None	Fee	Koch Industries, Inc.	Chase Terminal Company	A 29.37 acre tract of land in SE 1/4, Sec. 30, T3S, R66W	1/1/1974	2042/457

Adams	CO	None	Fee	Chase Pipeline Company	Chase Transportation Company	A 3.62 acre tract of land in SE 1/4, Sec. 30, T3S, R66W	1/1/1974	2042/465

Adams	CO	None	Fee	Koch Industries, Inc.	Chase Terminal Company	A 7.6456 acre tract of land, being a part of Lot 1, Blk.1, Koch Industries, Inc.-Aurora Terminal, a subdivision in the SE 1/4, Sec. 30, T3S, R66W	12/23/1982	2705/869

BOYER TERMINAL

Butler	KS	None	Fee	Wesco Pipe Line Company	Getty Pipeline, Inc.	A 103.58 acre tract in NE 1/4, Sec. 17, T26S, R5E	4/4/1984	DR 374/305	Rental File No. 15015- 1095

Butler	KS	None	Fee	Getty Oil Company	Texaco Trading and Transportation Inc.	A 23.273 acre tract and an 11.411 acre tract and an 8.589 acre tract, and a 13.147 acre tract, all in NE 1/4, Sec. 17, T26S, R5E	12/31/1986	DR 390/244

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
EAST HOUSTON PRODUCTS TANK FARM

Harris	TX	None	Fee	Texaco Refining and Marketing Inc.	Texaco Pipeline Inc.	A 1.137 acre tract of land and a 241.098 acre tract of land in the W. M. Black, Abstract 114	12/20/1988	###-##-####	TPLI File 1433 U

EL DORADO CHASE TANK FARM

Butler	KS	None	Fee	Skelly Pipe Line Company, et al.	Chase Transportation Company	Surface only: NE 1/4 SW 1/4, Sec. 8, T26S, R5E	4/13/1976	DR 330/218	Corrective Quit Claim Deed. Corrects 328/137 Also listed above as BU-61 on Chase Pipeline System and BU-40 on Chase Kansas Pipeline System

EL PASO TERMINAL

El Paso	TX	None	Fee	Shell Oil Company	Equilon Enterprises LLC	A 21 acre tract of land located in a portion of Tract 4A, Block 2, Ascarate Grant	1/18/1999	Doc. 99008190 3526/1250

GREAT BEND TERMINAL

Barton	KS	BA-49	Fee	Getty Refining and Marketing Company	Chase Terminal Company	A 6.17 acre tract of land in Sec. 30, T19S, R12W	2/1/1978	Deeds 188/415	Also listed above as BA-49 on Chase Kansas Pipeline System

ODESSA TERMINAL

Ector	TX	None	Fee	El Paso Natural Gas Products Company	Shell Oil Company	A 79.12 acre tract and a 1.146 acre tract in a portion of the S 1/2, Sec. 38, Blk. 42, T2S, and in a portion of the N 1/2, Sec. 47, Blk. 42, T2S, T. & P. Ry. Co. Survey.	3/9/1964	No Recording Data	Less outsale at Deed dated 5/17/2000

EXHIBIT B

County	State	R/W File No.	Interest Conveyed	Grantor	Grantee	Legal Description	Document Date	Recording Data	Comments
Ector	TX	None	Fee	Equilon Enterprises LLC	Huntsman Polymers Corporation	A 1.38 -acre tract of land in Sec. 38, Block 42, T2S, T. & P. R.R. Co. Survey	5/17/2000	No Recording Data	Outsale of part of Odessa Terminal Gap - Deed description states that it is a 2.8052 acre tract and Exhibit describes a 1.38 acre tract. Legal description does not close.

OKLAHOMA CITY TERMINAL

Oklahoma	OK	None	Fee	Texaco Refining and Marketing Inc.	Equilon Enterprises LLC	A 13.084 acre tract of land in the NW 1/4, Sec. 32, T12N, R2W	7/1/1998	7356/0552

SCOTT CITY TERMINAL

Scott	KS	None	Fee	Koch Industries, Inc.	Chase Terminal Company	A 10.62 acre tract of land in SW 1/4, Sec. 6, T17S, R32W	1/1/1974	7/105	Also listed above as ST-25 on Chase Pipeline System

EXHIBIT “D”

ASSIGNED CONTRACTS

HUW-00202	Connection Agreement at Aurora Dated 6/17/1998

ELD-00069	Chase Shamrock Connection Agreement at Aurora dated 11/1/1996

HUW-01633	Electric Service Agreement at Scott City date 9/13/2001 for rectifier with Lane Scott Electric CO-OP

HUW-00555	Cimarron So Cushing Connection to Conoco and Operating Agreement dated 8/15/2001

HUW-00201	Conoco Lease of South Leg of Cimarron Pipeline dated 1/7/2000

HUW-00200	El Paso 6” Pipeline Connection Agreement dated 1/20/2004

HUW-01317	West, OEL, Hueco, Agreement For Electric Service 8/1/1968

HUW-01335	Houston, Galena Park, Service Agreement dated 1/14/1998

DA1-00148	Hearne-Dallas: Connection Agreements-DOT Relief Tank Agreement dated 3/5/2003

HUW-00548	Orion Longhorn Partners Pipeline LP Connection Agreement dated 5/13/2002

HUW-01047	Midwest Energy Burdett Station Power Contract dated 7/30/2001

HUW-01634	Westar Power Contract dated 6/1/1999

HUW-01048	KG&E (Westar) Power Contract dated 4/29/1998

HUW-01516	El Dorado, Electricity, Minimum Capacity Requirement dated 2/24/2003

HUW-01515	Lowlands, Electricity Contract dated 10/8/1979

HUW-01049	Ark Valley Electric Cooperative Power Contract dated 5/10/2001

ODE-00004	Odessa GCWDA road use Agreement dated 7/31/1996

ODE-00005	Odessa Huntsman firewater Agreement dated 1/31/2003

HUW-01041	Electric Energy Agreement dated 3/6/2003

HUW-01730	Chase Canon Copier lease dated 4/30/01

ELD-00087	Chase Toshiba Service Contract dated March 13, 2002

ELD-00093	Chase RK Black Lanier Service Contract dated 9/19/1999

HUW-01729	Odessa Truck rack copier lease dated 10/19/01

ODE-00006	Odessa Postage meter contract dated August 1999

ODE-00007	Odessa Xerox contract dated October 2001

DA1-00150	Lease Agreement for Arlington Office dated 2/16/2004

HUW-01728	Midland Office Lease dated November 1, 2002

MI2-00001	Mtce. Telescope System Services Agreement Amd #01 dated 8/1/2000

HUW-00197	East Houston Alkylate Terminalling Agreement dated 1/25/2004

HUW-00182	Glenpool Tank Storage Lease Agreement tanks 301, 302, 303 and 305 dated 6/1/01

HUW-00369	Glenpool Jet Throughput Agreement dated 10/1/1999

HUW-00198	Odessa Alkylate Terminalling Agreement dated 1/30/2004

HUW-00556	Odessa Terminalling Agreement #610 dated 4/24/2000

HUW-00557	Odessa Terminalling Agreement #610 dated 2/14/2000

HUW-01045	Lease of 9.8 acres of Bankhead property dated 11/1/2002

HUW-00183	Chase Terminalling Agreement dated 4/16/2001

HUW-00184	Scott City and Great Bend Terminalling Agreement dated 10/1/2001

HUW-00185	Chase Terminalling Agreement dated 11/12/2003

HUW-00186	Scott City and Great Bend Terminalling Agreement dated 8/28/2001

HUW-00187	Chase Terminalling Agreement dated 6/25/2001

HUW-00188	Chase Terminalling Agreement dated 6/5/2002

HUW-00189	Scott City: Storage Agreement dated 6/5/2002

HUW-00190	Chase Terminalling Agreement dated 3/30/2001

HUW-00191	Aurora Pipeline dated 8/1/2003

HUW-00192	Chase Terminalling Agreement 9/13/2001

HUW-00193	Chase Terminalling Agreement dated 12/12/2003

HUW-00194	Aurora Terminalling Agreement dated 2/1/2002

HUW-00371	Chase Scott City Terminalling Agreement dated 2/23/1996

HUW-00372	Chase Aurora Terminalling Agreement dated 2/1/1995

HUW-00373	Chase Pipeline Terminalling Agreement dated 7/12/2001

HUW-00374	Chase Aurora Terminalling Agreement dated 2/23/1996

HUW-00375	Chase Great Bend Terminalling Agreement dated 2/23/1996

HUW-00376	Chase Great Bend Terminalling Agreement dated 10/1/1999

HUW-00377	Chase Aurora Terminalling Agreement dated 10/1/1999

HUW-00378	Chase Scott City Terminalling Agreement dated 10/1/1999

HUW-00728	Scott City, Great Bend Terminalling Agreement dated 9/1/2001

HUW-00950	Agent Agreement dated 12/16/2003

HUW-01526	Boyer El Dorado Tower Agreement with Butler County Community dated 2/1/1998

HUW-01527	El Dorado Kansas Radio Tower Lease Attachment dated 3/1/1991

HUW-01677	Terminaling Agreement dated 5/11/2004

HUW-00720	Aurora Terminalling Agreement dated 3/14/2001

HUW-00721	Aurora Jet Terminalling Agreement dated 3/1/1998

HUW-00719	Great Bend Terminalling Agreement dated 3/4/1999

HUW-00094	Chase Lease of Warehouse at Aurora dated 4/21/93

HUW-00201	Cimarron Pipeline Connection and Lease Agreement dated 1/7/2000

HUW-00199	El Paso 6” Pipeline Capacity Lease Agreement dated 1/15/2004

HUW-01336	Houston, Galena Park, Throughput Agreement dated 12/17/1997

HUW-00737	Hearne Meter Site Lease Agreement dated 9/30/1987

HUW-01038	Grazing Lease between Texaco P/L & A.M. Hadaway dated 9/10/92

HUW-00712	E. Houston Terminalling Agreement EH-003 dated 11/1/2000

HUW-00713	E. Houston Terminalling Agreement Contract Number EH-005 dated 4/16/2001

HUW-00716	E. Houston Crude Arco Lease Agreement 4500002 dated 9/12/1991

HUW-01284	Supply Agreement dated 6/11/1997

HUW-01609	Notice of Joint Tariff Agreement (& other related Agreements)

HUW-00195	Alkytate Throughput Agreement dated 1/16/2004

HUW-00552	Longhorn Master Terminalling Agreement Amendment #1 dated 4/17/2002

HUW-00553	Longhorn Master Terminalling Agreement dated 4/24/2000

EXHIBIT “E”

EQUIPMENT

BOYER PRODUCTS

Pipelines:

Approximately 2.5 miles of 16” pipe between Magellan’s El Dorado facility and Boyer Tank Farm

Approximately 1.5 miles of 8” pipe between Boyer and Chase El Dorado Terminal (Cimarron delivery line)

Approximately 1.5 miles of 8” pipe between Boyer and Chase El Dorado Tank Farm.

Mainline Rectifiers:

ROW Code	Rectifier ID	Location	Location#
BY-BOYR-01		Boyer Rectifier 36
BY-BOYR-02		Boyer Rectifier 50
BY-BOYR-03		Boyer Rectifier #99

Boyer Station

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
Unit 8	350	12.50”	400	2700

Boosters

Mainline Unit	Horse Power	mpeller Size	Approximate Pressure	Avg. Flow Rate
Unit 2	200	11.88”	125	2150

Meters

Meter #	Model	Size	Max. Flow		Purpose
M1	Smith	6”	4000		8” outgoing
M12	Smith	6”	4000		16” incoming
M13	Smith	6”	4000		16” incoming
M14	Smith	6”	4000	1	16” incoming

Tanks and Sumps

Tanks

Tank Number	Tank Shell Capacity	Product
29	10000	Trans-mix
411	94000	Jet A
412	91000	Jet A
414	81000	Jet A

Sump

The Station has a 14.3 bbl. capacity sump.

Prover

	Type	Size	Min. Flow	Max. Flow	Description
Williams. 16”	Bi-directional	18”	500	5200	Stationary

Additional Items:

VSAT equipment at Boyer owned by Shell.

Tower at Boyer owned by Shell, other parties equipment is on tower.

Ingersoll Rand Air Compresor

Kawasaki Mule 2001

Lincoln Arc Welder

Zipper Mower 2002

Light Plant and Generator

Empire Pacts Sand Blaster

Idle Assets:

6”/8” line to/from former Coastal El Dorado refinery

6” MTBE (Jet) line to Frontier refinery

20” line from Osage Pipeline to Boyer

8” Burns line from Enbridge El Dorado Tank Farm

8”/10” line from Boyer to Amoco Junction

CHASE COLORADO PRODUCTS PIPELINE

Mainline Pipe:

Approximately 458.19 miles of 10” and 12” pipeline between El Dorado, Kansas and Aurora, CO.

Approximately 17.62 miles of 10” jet delivery pipeline from Aurora to DIA

Approximately 2.5 miles of 8” pipeline from Sunset Station to El Dorado Tank Farm

Approximately 2.5 miles of 16” pipeline from Sunset Station to El Dorado Tank Farm

Mainline Rectifiers:

ROW Code	Rectifier ID	Location	Location#
CH75.9		Parallel Rd.

CH86.500		Salt Marsh Road

CH95.600		Fairview Rd.

CH 1.54		Hopkins Switch Rd.	1.545

CH 6.087		Diamond Rd.	6.607

CH 8.590		Tawakoni Rd.	8.590

CH 10.900		69th St.	10.900

CH 13.500		159th St. East	13.500

CH 16.560		Greenwich Rd.	16.564

CH 17.500		Webb Rd.	17.5

CH 20.58		Oliver St.	20.589

CH-MP23.9		Broadway St.	23.910

CH 26.880		West Rd.	26.880

CH 32.970		135th St. West	32.970

CH 37.950		215th ST. West	37.950

CH 41.970		N/S Drive E of Highway	41.970

CS-AURO-01		Aurora terminal North

CS-AURO-02		Aurora Terminal Center

CS-AURO-03		Aurora Terminal South

CS-AURO-04		Aurora Tank 406

CS-MP11.19		Amoco 88th St. to DIA

CH-MP174.0		370 Road

CH-MP187.0		Beeler Road South

CH-MP206.60		Ike Road

CH-MP229.50		Scott Terminal	249.675

CH-SUST-01		El Dorado Booster

CH-ELDO-02		Tank 403/304/208	ELDOTK.F

CH-ELDO-04		Mainline/Terminal	ELDOTERM

CH-ELDO-03		Tank 113.102	ELDO TK.F

CS-MP389.188		Flagler – Ariba Exit I-70	389.188

CS-MP434.991		Lowland Exit on I-70	434.991

CH-MP124.0		Highway 19	124.816

CH-MP156.33		Burdett Station	156.331

SCT2		Scott City Terminal	249.72

SCT1		Scott City Terminal	249.373

SUNSET STATION:

Booster Pumps:

16”” booster pumps

Unit # 1	150 HP	2350 BPH
Unit #2	150 HP	2800 BPH

8” booster pumps:

Unit #1	125 HP	1150 BPH
Unit #2	125 HP	1400 BPH

Custody Transfer Meters:

4” AO Smith Turbine on 16” flow line

4” AO Smith Turbine on 8” flow line

CHASE COLORADO EL DORADO MAINLINE STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	800

No. 2	800

No. 3	900

Boosters N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-6	AO Smith Turbine	6”	BPH	Custody Transfer

Tanks and Sumps

Tanks

Tank	Nominal Shell Volume
102	80000

113	80000

208	30000

209	10000

304	10000

403	68000

404	80000

Sump

The Station has an oil water separator with a Gould 3x6 AHC 5 stage pump and 1 HP motor.

VALLEY CENTER

Pumps and Boosters

Pumps            N/A

Meters

N/A

Tanks and Sumps

Tanks

N/A

Sumps

N/A

PRETTY PRAIRIE STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	700			BPH

No. 2	700			BPH

No. 3	900			BPH

Meters

N/A

Tanks and Sumps

Tanks

N/A

Sumps

Pretty Prairie Station has a 30 bbl. sump with a Roper Gear pump with a 5 HP electric motor.

BURDETT STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	800			BPH

No. 2	700			BPH

No. 3	900			BPH

Meters

N/A

Tanks

N/A

Sumps

Burdett Station has a 30 bbl. sump with a Gould pump with a 3 HP electric motor.

SCOTT CITY STATION AND TERMINAL

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	1000			BPH

No. 2	1000			BPH

A	200			BPH

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-1	AO Smith Turbine	6”	BPH	Custody Transfer

Tanks and Sumps

Tanks

Tank	Size	Nominal Shell Volume
Tank 106:	73’ Diameter	30000

Tank 111:	42’ Diameter	10000

Tank 114:	52’ Diameter	15000

Tank 206:	60’ Diameter	20000

Tank 211:	42’ Diameter	20000

Tank 212:	95’ Diameter	50000

Tank 105:	42’ Diameter	10000

Sumps

Scott City has a 30 bbl. sump with a Gould pump with a 3 HP electric motor.

Scott City Terminal Information

PUMPS

Size	Mfr.	GPM	Head	RPM	HP	Service	Horizontal or Vertical
4x6x13	Goulds			1775	50	Reg Gaso (Tk 106, 305)	Horz

4x6x13	Goulds			1770	25	Reg Gaso (Tk 111)	Horz

4x6x13	Goulds			1775	50	Prem Gaso (Tk 114)	Horz

4x6x13	Goulds			1780	60	Prem Die (Tk 206)	Horz

4x6x13	Goulds			1785	60	Dies#1 (Tk 211)	Horz

4x6x13	Goulds			1780	60	Dies#2 (Tk 212)	Horz

Number of lanes	3 lanes with 2 arms only (diesel & gasoline blends)

Type of meters/size/mfr.	3” Smith Turbine

Types of presets/mfr/model	Accuload II

Describe blending for midgrade	Sequential

What is the drive ratio (1-,10-1, 2.67-1)?	NA

Loading rates (gpm)	400 GPM

Number of trucks per day	50

Canopy coverage	All lanes

Condition of facilities	Clean

Storage of additive	In adjacent concrete containment

Fire protection	None

Controls	CSI Fuel-Facs

TANKS

Tank No.	Nominal Shell Cap. (bbls)	Const. Date	Service	Last OOS
105	10000	1973	Reg Gaso	Not Done

106	30000	1973	Reg Gaso	1998

111	10000	1973	Reg Gaso	Not Done

114	15000	1973	Prem Gaso	Not Done

206	20000	1973	Prem Dies	Not Done

211	20160	1973	Transmix	Not Done

212	50000	19	Dies#2	Not Done

306A	400	1977	Transmix	1997

306B	400	1993	Transmix	1997

	2000 GAL		Texaco Diesel Additive

	2000 Gal		Shell Additive

	10000 Gal		Generic Additive

	2000 Gal		Red-Dye

BUILDINGS

Construction Type	2 steel bldgs (office, shop w/ office)

Office Space Available	4 in office building, 1 in shop

Age	Office 1973 with 1995 addition

Septic or sewer?	Septic

Water well or water utility?	Water well

SHARON SPRINGS STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	700			BPH
No. 2	700			BPH
No. 3	900			BPH

Meters

N/A

Tanks

N/A

Sumps

BURLINGTON STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	700			BPH

No. 2	700			BPH

No. 3	700			BPH

Meters

N/A

Tanks and Sumps

Tanks

N/A

Sumps

Burlington Station has a 30 bbl. sump with a Gould pump with a 1 HP electric motor.

FLAGLER STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	500			BPH

No. 2	700			BPH

No. 3	700			BPH

Meters

N/A

Tanks and Sumps

Tanks

N/A

Sumps

Flagler Station has a 30 bbl. sump with a Roper IH20 pump with a 15 HP electric motor.

LOWLAND STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	1000			BPH

No. 2	700			BPH

Meters

N/A

Tanks and Sumps

Tanks

N/A

Sumps

Lowland Station has a 30 bbl. sump with a Gould pump with a 1 HP electric motor.

AURORA STATION AND TERMINAL

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-1	AO Smith Turbine	6”	6000 BPH	Custody Transfer

Tanks and Sumps

Tanks

N/A

Sumps

N/A

AURORA TANK FARM

Pumps and Boosters

Booster #	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
B-1				1150 BPH

B-2				1150 BPH

Pumps

1	2050 bph

2	2100 BPH

Meters

Meter #	Model	Size	Avg. Flow	Purpose
M-1				Custody Transfer

M-2				Custody Transfer

M-4				Custody Transfer

M-5				Custody Transfer

M-6				Custody Transfer

Tanks and Sumps

Tanks

Tank	Nominal Shell Volume BBL
Tank 107	80000

Tank 108	80000

Tank 109	20000

Tank 110	80000

Tank 207	80000

Tank 213	55000

Tank 301	5000

Tank 401	80000

Tank 402	80000

Tank 405	80000

Tank 406/G	400

Shell Hi-Tec 6531 additive	10152 GAL

Premium DF F7598 Addtive	4019 GAL

Generic DMA Additive	10152 GAL

Dye –Unisol BK-50 Red	1000 GAL

AURORA DIA MAINLINE STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	400			2150 BPH

No. 2	400			2150 BPH

Boosters

Booster	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1			100	1180 BPH

No. 2			100	1180 BPH

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-3	AO Smith Turbine	6”	BPH	Custody Transfer

Tanks and Sumps

Tanks

N/A

DENVER AIRPORT

Pumps and Boosters

N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-1	A.O. Smith Turbine	6”	BPH	Custody Transfer

Tanks and Sumps

Tanks

N/A

Sumps

Denver Airport has a 2000-gallon above ground sump.

CHASE EL DORADO Tank Farm/Station

Pumps and Boosters

Pumps

N/A

Boosters

Booster #	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
P7	150 HP		N/A	N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-4	AO Smith Turbine	4”		Custody Transfer

Tanks and Sumps

Tanks

Tank Number	Nominal Shell Volume
Tank 102	80000

Tank 113	80000

Tank 208	30000

Tank 209	10000

Tank 304	10000

Tank 403	68000

Tank 404	80000

Owned Vehicles:

DESCRIPTION OF EQUIPMENT	UNIT NUMBER	VIN NUMBER	DATE PURCHASED	LEASED/OWNED	TAGGED	LOCATION	COUNTY
El Dorado/Chase El Dorado, Great Bend, Scott City

1997 L&M TRENCHER TRAILER	84128	97LM1775	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1992 IT TRAILER	84142	LT102854AAA9210	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1993 EAGLE COMM. COMMAND TRAILER	88236	VT2026P	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1987 INTE BACKHOE TRAILER	88405	1JK0DT208HA090008	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1954 LOAD POLE TRAILER	88416	12502	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1988 HOME PORTABLE PUMP TRAILER	88422	KS105206	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1981 BLAIR MOWING TRAILER	88620	81269	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1990 AAA UTILITY TRAILER	88785	45xf16239LAAA1085	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1991 WELLS EMERGENCY TRAILER	88820	1WC200F21M2016622	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1991 WELLS EMERGENCY TRAILER	88821	1WC200F23M2016623	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

1996 PJ TRAILER	CHASE	4P5SH1621T1110077	UNKNOWN	OWNED	NO	SCOTT CITY, KS	SCOTT

1969 HOMEMADE TRAILER	CHASE	S00303KAN	UNKNOWN	OWNED	YES	GREAT BEND, KS	BARTON

1993 WELLS CARGO TRAILER	CHASE	1WC200H21P2022471	UNKNOWN	OWNED	YES	EL DORADO, KS	BUTLER

2000 YACHT CLUB BOAT TRAILER		4H1001719Y0276431		OWNED	NO	EL DORADO, KS	BUTLER

2000 YACHT CLUB BOAT TRAILER		4H1001716Y0276421		OWNED	NO	EL DORADO, KS	BUTLER

2002 UTILITY TRAILER (P.J.)		4P5UT142722019555	UNKNOWN	OWNED	NO	EL DORADO, KS	BUTLER

2002 UTILITY TRAILER (LOAD TRAIL)		4ZESH122321149100	UNKNOWN	OWNED	NO	EL DORADO, KS	BUTLER

2002 UNITED 2-WHEEL TRAILER		48B500D1521054292	UNKNOWN	OWNED	NO	EL DORADO, KS	BUTLER

2000 CASE 580L BACKHOE		JJG0304895		OWNED	NO	EL DORADO, KS	BUTLER

1992 YAMAHA 4-WHEELER		4BD003503		OWNED	NO	EL DORADO, KS	BUTLER

FORD 3000 TRACTOR				OWNED	NO	GREAT BEND, KS	BARTON

1991 FORD TRACTOR				OWNED	NO	SCOTT CITY, KS	SCOTT

1990 GRUMMAN ALUM. BOAT				OWNED	NO	SCOTT CITY, KS	SCOTT

1990 GRUMMAN ALUM. BOAT				OWNED	NO	EL DORADO, KS	BUTLER

1990 GRUMMAN ALUM. BOAT				OWNED	NO	GREAT BEND, KS	BARTON

Chase Aurora

2002 TRAILER 12’		SCVNS12162S018168	4/4/2003	OWNED		AURORA, CO	ADAMS

FLATBED HOMEMADE TRAILER		ID12051991CO	12/13/2001	OWNED		AURORA, CO	ADAMS

1992 AAA WASHER TRAILER	88898	LT102669AAA925	UNKNOWN	OWNED		AURORA, CO	ADAMS

1978 JFW BACKHOE TRAILER	88415	6558	UNKNOWN	OWNED		AURORA, CO	ADAMS

VAC TRAILER		13YFS1620NCO39596	12/11/1992	OWNED		AURORA, CO	ADAMS

1993 WELLS CARGO ER TRAILER		1WC200H23P2022472	UNKNOWN	OWNED		AURORA, CO	ADAMS

ER COMMUNICATIONS TRAILER		1E9VT2026PA037391	UNKNOWN	OWNED	YES	AURORA, CO	ADAMS

Additional Items:

Aurora

COMMUNICATIONS TRAILER	1E9VT2026PA037391
TRAILER	ID12051991CO
‘02 12FT TRAILER	5CVNS12162S018168
‘93 RESPONSE TRAILER	1WC200H23P2022472
‘99 SUZUKI 4-WHEELER	JSAAK43A2X2106257

UNIMOUNT SNOWPLOW
PHONE SYSTEM	NORSTAR MICS 0X32 - 12 PHONES; MODULE. VIDEO SECURITY SYSTEM 8 CAMERAS; SOFTWARE; RECORDING SYSTEM
Ametek T-50	Dead weight tester
John Deere F525	Lawn mower

Hotsy Pressure W/trailor
Hobart Champion 10,000 Welder/generator
Hart Communicator	Model 275 Hart Communicator Serial #0306-1127M
Voltage tester	Cat. # T403-2398 High voltage tester Model #03073
Tractor	Ford 250C With Model 744 front end loader
Air Compressor	Ingersol Rand Serial #0204110341
Ice Machine	Manitowoc Model QD0132A Serial # 030161876

Idle Lines

6” from Aurora to Stapleton (Sections removed),

8” Chase MP 44 continues west for two miles idled in 1978.

6” Chase Great Bend to Ness City

Shell pipes at Frontier Refinery

Tank	Product	Size	Length	Notes
20	Reg. Unlead	12”	1050’
32	Reg. Unlead	12”	1450’
19	Reg. Unlead	12”	1500’
18	Premium Unlead	12”	1850’
65	Reg. Unlead	12”	500’	Tied into 19 Tank
64	Reg. Unlead	12”	300’	Tied into 19 Tank
226	Premium Unlead	12”	600’	Tied into 18 Tank
17	Sub Octane	12”	2275’
24	Fuel Oil	12”	400’
21	Fuel Oil	14”	600’
225	Fuel Oil	12”	635’	Ties into 21 Tank not used
130	Fuel Oil	12”	823’	Ties into 21 Tank not used (purged)
131	Fuel Oil	12”	1025’	Ties into 21 Tank not used
25	Jet A	12”	650’

Repair Shop Items:

5 stage rotary element for Chase at Bingham repair shop as of 4/1/04.

CHASE KANSAS PRODUCTS PIPELINE

Pipeline:

Approximately 243.4 miles of 10” pipeline from El Dorado, Kansas to Great Bend, Kansas and Scott City, Kansas.

Mainline Rectifiers:

ROW Code	Rectifier ID	Location	Location#
CK 92.000		110th Ave.
CK 98.500		Fairview Rd.
CK-MP46.65		20200 Victory Road	46.655
CK-MP52.65		20200 Yoder Road	52.658
CK-MP61.5		Pretty Prairie Sta	61.505
GBT1		Great Bend Terminal	125.7
CK-MP125.63		Great Bend Terminal	125.600
CK-MP165.03		N/S dirt Road East	165.037
CK-MP184.36
CK-MP210.33		Beeler Station	210.336
CK-MP75.9		Parallel Rd	75.900
CK-MP86.5		Salt Marsh Rd.	86.500
CK-MP92.00		S/E 110th Ave	92.000

EL DORADO MAINLINE STATION

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
No. 1	500			900 BPH
No. 2	500			900 BPH

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-5	AO Smith	4”	BPH	Custody Transfer

Tanks

N/A

Sump

Chase Kansas El Dorado Station does not have a point for a sump (see Chase Colorado).

VALLEY CENTER TERMINAL

Pumps and Boosters

N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
	A.O. Smith Turbine	4”	1100 BPH	Custody Transfer

Tanks and Sumps

Tanks

Control Center only monitors Hi Tank discrete – one alarm for all tanks

Sumps

Valley Center Terminal has an 80 bbl. Above ground sump without a pump.

GREAT BEND TERMINAL

Pumps and Boosters

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg.Flow Rate
No. 1	200
No. 2	200

Station Pumps

Size	Mfr.	GPM	Head	RPM	HP	Service	Horizontal or Vertical
30RVL	IR	400	80	1750	15	Transmix (Tk 103)	Horz
				3535	30	Reg Gaso (Tk 104)	Vert
30RVL	IR	400	80	1765	15	Prem Gaso (Tk 112)	Horz
50RVH	IR	800	120	1775	40	Dies#2 (Tk 203)	Horz

Loading Rack

Number of lanes	2 lanes top loading (Lane 1 arms 1-UL, 1-Transmix, 1-Dies#2, 1-Dies#1) (Lane 2 arms 1UL, 1-Prem, 1-Dies#2, 1-Dies#1)
Type of meters/size/mfr.	3” Smith PD
Types of presets/mfr/model	Mechanical Smith
Describe blending for midgrade	Splash
What is the drive ratio (1-,10-1, 2.67-1)?	40:1
Loading rates (gpm)	400 GPM
Number of trucks per day	23

Buildings

Construction Type	1 steel bldg
Use	Office
Sprinklers/Fire Protection	None
Office Space Available	3
Age	Office 1968 with 1993 addition

Meters

Meter #	Model	Size	Max. Flow	Purpose
Meter #	Turbine	4”	BPH	Custody Transfer

Sumps

Great Bend Terminal has a 30 bbl. sump with a Goulds pump and 3-HP motor.

TANKS

Tank	Nominal Shell Volume
103	10000
104	30000
112	10000
203	15000
204	10000
210	20000
302	500
Red Dye	560 Gal
Shell Additive	2000 Gal
Generic Additive	10000 Gal

Scott City Terminal

Pumps and Boosters

N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
Meter #	Turbine	4”	BPH	Custody Transfer

Sumps

The Scott City Terminal has an oil water separator sump with a Gould AHC 5 stage pump and 1-HP motor.

Tanks

The following is a list of tanks currently in service at the Scott City Products Terminal.

Tank	Size	Nominal Shell Volume
Tank 106:	73’ Diameter	30000
Tank 111:	42’ Diameter	10000
Tank 114:	52’ Diameter	15000
Tank 206:	60’ Diameter	20000
Tank 211:	42’ Diameter	20000
Tank 212:	95’ Diameter	50000
Tank 105:	42’ Diameter	10000

Kansas Manifold and Tanks (KMFD)

Pumps

N/A

Boosters

Booster #	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
P6	150 HP		N/A	N/A

Meters

Meter #	Model	Size	Max. Flow	Purpose
M-3	AO Smith Turbine	4”	BPH	Custody Transfer

Tanks and Sumps

Tanks

The following tanks are currently in service at the El Dorado Products Terminal.

Tank 102

Tank 113

Tank 208

Tank 209

Tank 304

Tank 403

Tank 404

Additional Items:

8” Pipeline from MP 44 to MP62, idled 1978.

Scott City 3000 Ford tractor with front end loader and back blade

Scott City 1060 gallon can prover

Scott City 1515 Cub Cadet lawn and garden tractor

CIMARRON PRODUCTS PIPELINE

Main Line:

8” in Oklahoma	119.74 Miles
8” in Kansas	56.5 miles

Mainline Rectifiers:

The Cimarron System shares a Cathodic Protection Bed with the Osage system.

ROW Code	Rectifier ID	Location
	C7-MP66.0	MP 66
	C7-MP60.0	MP 60
	C7-MP53.0	MP 53
	C7-MP45.0	MP 45
	C7-MP37.0	MP 37
	C7-MP24.0	MP 24
	C7-MP16.0	MP 16
	C7-MP6.0	135 5th St. West
	C7-MP77.0	MP 77
	C7-MP85.000	MP 85
	C7-MP95.50	MP 95
	C7-MP106.0	MP 106
	C7-MP117.0	MP 117
	C7-MP123.0	MP 123

GLENPOOL

Pumps

Unit	Type	Horsepower
Booster Pump #1	Wilson Snyder	100 HP
Booster Pump #2	United	100 HP
Unit #1	Toshiba	750 HP
Unit #2	Toshiba	750 HP
Unit #3	GE	1250 HP

Oil Water Separator

Name	Type of Pump	Type of Operation	Source	Destination	High Level (ft)	Low Level (ft)	Size (bbls)
8” Sump	Centrifugal	Separator Automatic	Product	Pumps into Tk 307	Float		90 bbls

Tanks

Tank #	Nominal Shell Capacity (bbls)	Approx. Working Volume (bbls)
301 LSDF	100,000	75234
302 Jet	100,000	75230
303 Gas	100,000	74820
304 Jet	100,000	75255

Tank #	Nominal Shell Capacity (bbls)	Approx. Working Volume (bbls)
305 Jet	100,000	75305
306 Jet	100,000	75305
307 T-mix	10,000
309 O.O.S.	10,000

Meters

Meter #	Type	Size (inch)	Min. Flow Rate (bbls/hr)	Max. Flow Rate (bbls/hr)
8” outbound PL	AO Smith	4” Turbine	200	1500
6” outbound PL	Daniel	4” Turbine	106	1810

Provers

Prover #	Type	Size (inch)	Stationary or Portable
#1 is for 8” to WPL	Metric	12”	Stationary, Bi-directional
#2 is for 6” to WPL	Metric	12”	Stationary, Bi-directional

FAIRFAX PUMP STATION (North Leg)

PUMPS

Station has a 650 HP Bingham, multistage pump. Serial # 260225, model 3x4x9CMSD. The pump is driven by a Continental motor, model N684Z.

SUMP

Station has a 12 BBL sump with a manually operated sump pump. A 7 HP Roper Type 15 pump serial # D91860 empties the sump.

WINFIELD PUMP STATION (North Leg)

PUMPS

Station has a 450 HP Bingham, multistage pump. Serial # 25109, model 3x4x9c MSD. The pump is driven by a Continental motor, model NJ686Z.

SUMP

Station has a 28 BBL Capacity sump (72” x 67”). A 7 HP Gaso reciprocating pump empties the sump; it is assisted by a Goulds 31718 1x1.5-8 priming pump.

Equipment Glenpool Station

72 inch Dixie Chopper XXW2500

1985 Ford 3600 2 wheel drive Tractor

Front-end loader

Box Blade

5 ft Bush hog mower

16 ft tandem utility trailer

Test Equipment

Micro-Separator (test micro seps)

Aqua-Glo Water detector

2-3 Way monitors LTX 312

VX500 Photolozation Monitor

Additional Items:

Idle Lines/Assets:

STS 8” Delivery line, idled 1998 purged with N2 located near Drumright, OK

GLENPOOL PRODUCTS PIPELINE

Mainline Rectifiers:

ROW Code	Rectifier ID	Location	Location#
	GLEN-TER	GLENPOOL TERMINAL-01	1

Glenpool Terminal

Pumps and Boosters

Pumps

Mainline Unit	Horse Power	Impeller Size	Approximate Pressure	Avg.Flow Rate
No. 1	750			BPH
No. 2	750			BPH
No. 3	1200			BPH

Boosters

Booster #	Horse Power	Impeller Size	Approximate Pressure	Avg. Flow Rate
BP #1	200			BPH
BP #2	200			BPH

Meters

Meter #	Model	Size	Min/Max Flow	Purpose
#1	A.O. Smith	4”	200/1500	Custody Transfer
#2	A.O. Smith	6”	500/4000	Custody Transfer
#3	Daniel	6”	106/1810	Custody Transfer

Tanks and Sumps

Tanks

Tank	Tank Shell Capacity	MFH
301	100000	35’-10”
302	100000	35’-10”
303	100000	35’-10”
304	100000	35’-10”
305	100000	36’-2”
306	100000	36’-2”
307	10000	35’-10”
309	10000	35’-10”

Sump

The oil sump for Glenpool Terminal has a 4 bbls with a 5 HP pump. The water side has a 15 bbls with a 1.5 HP pump.

Buildings

Main Office 40ft X 40-6ft Contains 3 offices, conference room, control room for the terminal and rest room

Shop 40ft X 20ft metal building,

Cut Shack 8ft X 8ft

Power Building South 20ft X 12ft (controls Magella 6 inch line)

Power Building North 10ft X 10 ft

Poles Shed 25 ft X 72 ft 3-sided 6 bay equipment storage building

In ground Cement Tornado Shelter

Additional Items:

72 inch Dixie Chopper XXW2500

1985 Ford 3600 2 wheel drive Tractor, Front-end loader, Box Blade, 5 ft Bush hog mower

16 ft tandem utility trailer

K-ray and Controlatron flow meter that is attached to this line approx. 225’ N of manifold on N fence line of property.

Idle Assets:

Tank 309 idled 2001.

Cimarron 8 inch—Glenpool Terminal from 8-inch pig trap lines runs 700 ft to the SW corner of the Glenpool Property This is the connection to the Cimarron line that is leased to Conoco.

Cimarron 8 inch —From a point 1.0 miles north of the Cushing South Terminal to a point 4.25 miles north at Harmony Jct. Line has been nitrogen purged.

Seminole Services Line 8 inch From the intersection of Hiway 33 & 16 in Drumright OK go 4.25 miles south and then .25 miles west. From this point the pipeline runs 3.0 miles north. Line is idle and purged.

OKLAHOMA CITY PRODUCTS TERMINAL

PIPELINE:

Delivery line to/from Conoco Terminal (purged)

Tankage:

Tank Number	Nominal Shell Capacity	Year Built	Internal Floater Material	Product
25938	42000	1955	Steel	LSD
25939	65000	1987	Steel	RU
25937	24000	1955	Steel	RU
31490	24000	1971	Steel	Premium
	10000 GAL			Shell Additive
	4000 GAL			Generic Additive
	500 GAL			Red-Dye
	2000 GAL			Diesel Additive
	300 GAL			Status 425

Sumps

The sites contain two oil water separators: one for the terminal and one for the truck rack. Two vertically mounted U.S. Electric pumps on each oil water separator operate the oil water separators.

Cathodic Protection

Rectifier #1.000 located at terminal.

Truck Rack (Oil Products):

Truck rack consists of 2 bays with 5 loading arms in each bay.

2 arms for RUL,

1 arm for PUL

2 arms for Diesel Fuel. The second RUL arm will also dispense MUL.

Truck Rack Meters

Truck rack has 10-4 inch AO Smith PD Meters (1 spare inter mec)

Vapor System:

Each bay has a vapor recovery line that directs vapors to the combustion unit.

Pumps/Motors:

Location	Series	Impeller Dia	Model	Motor Size	Motor RPM	Brand	Service
25938	F-4	12 inch		75 HP	1760	Peeless Pump	Supply to rack
25937	4X6-13	11 5/8		30	1765	Goulds	Supply to rack
25937			5AE14	60	1760	Peeless Pump	Circulating pump
31490			5AE14	60	1760	Peeless Pump	Supply to rack
25939				40	1465	Goulds	Supply to rack

Pipeline Meter Equipment: Owned by others

Cathodic Protection Systems:.

Rectifier located at the terminal for piping and tanks

Buildings:

Office Building—1976, 14ft x 65ft trailer house

Addition to main office 60 ft X 30 ft metal building (contains 2 offices, conference room garage area and finished shop area.

Rack: 2 Loading Bays under a 60 ft Wide 80 Ft Long (Metallic-Braden Building)

Foam Building 16 ft X 14 ft Cinder block Foam system for rack area, this system is monitor by fire eyes under the rack in the event of fire, foam is automatically dispensed in the rack area

Additive Bldg 40 ft X 15-6 ft Shell Additive Red dye with concrete containment Area

Shop Area 16 ft X 12 ft portable building used for shop & storage

Old well house 8 ft X 5-6 ft cinder block used for storage well is plugged

Old Office Area 12 ft X 16 ft cinder block (sample test room driver rest room & storage

BOL Building 8 ft X 8 ft metal prefab building

Conoco Cut Shack 6-6 ft X 5-3 ft mental prefab building

Magellan Cut Shack 6-6 ft X 5-3 mental prefab building

Vapor Recovery Unit

John Zink Model GV-LH-4800-1 Combustion Flare

Water Handling Capabilities: .

20,000 gallon fiberglass under ground water storage tank

Water from the 2 separators pump the water side to this tank. Water drainage from the rack flows through the oil/water separator and into this tank. Water Tank has a US Electric Pump to load water out of tank.

Lab Equipment:

VX 500 Photolonization Detector

Industrial Scientific 3-way monitor LTX 312

Herzod Flash Test Machine

Grabner CCA-VPS

Equipment

Tractor: 1990 Ford 4610 Diesel

Mower: 1981 Fleil Mower 62 inch

Idle Assets:

700 HP Motor stored at Evans Electric in Oklahoma City

Conoco to Shell Terminal Line, idled.

EAST HOUSTON PRODUCTS and

GALENA PARK STATION

PIPELINE:

Approximately 7 miles of 12” pipeline from Kinder Morgan’s Galena Park tank farm to East Houston Tank Farm.

GALENA PARK STATION

PUMPS AND BOOSTERS

Unit #1	500 HP
Unit #2	1250 HP, currently Out of service
Booster	350 HP

REMOTE VALVES

N/A

METERS

Meter	Size
Daniels	8” Turbine (Galena Park )
Daniels	8” Turbine (East Houston)

EAST HOUSTON PRODUCTS TERMINAL

TANKS AND SUMPS

Tank Number	Year Built	Size	Nominal Shell Capacity	Product
841	1929	115 X 30	55,000	WATER
300	2001	31’ x 23.9		TX
830	1972	38 X 40	15,000	TX
842	1929	115 X 30	55,000	OOS
1221	1948	135 X 51	122,700	CRUDE
1222	1948	135 X 51	122,700	LSD
1223	1948	135 X 51	122,700	LSD
1224	1948	135 X 51	122,700	JET
1225	1948	135 X 51	122,700	SUL
1226	1948	135 X 51	122,700	CRUDE
1227	1948	135 X 51	122,700	CRUDE
1228	1948	135 X 51	122,700	CRUDE
1229	1948	135 X 51	122,700	CRUDE
1230	1948	135 X 51	122,700	OOS
1388	1954	135 X 51	122,700	Alkylate
1403	1955	135 X 51	122,700	RUL
1423	1958	135 X 51	122,700	RUL
1427	1959	135 X 51	122,700	HSD
4418	1948	25 X 24	2,000	CRUDE
1305	1950	135 X 51	122,700	OOS

SUMP:

The Operator pumps the station sump locally with a

manually operated pump. It pumps to a tank.

Additional Items:

Included Idle Lines:

Galena Park to Lyondell – idle #5-12/8”, (No. 5 line) section from Galena Park to Ship Channel (no valid lease of pipe across ship channel) and

8” line from Ship Channel to Citgo-Lyondell Refinery and Crown P/L — purged with N2.

Tail end of 10”/12” Sinco 12” (tie-in point near PMT to Valero Refinery)

ALDINE PRODUCTS PIPELINE

Mainline Pipe:

Approximately 5.3 miles of 6” pipeline between Aldine Tank Farm and Houston’s Bush Intercontinental Airport

Mainline Rectifiers:

ROW Code	Rectifier ID	Location
AL-ALDN-01		Aldine Station

ALDINE STATION

Pump	3” United M. S. A. 2stage centrifugal
Motor	100 hp electric

Booster	Vertical Centrifugal
Motor	40 hp electric

(Main line 3” United pump is not used. This facility operates with booster only.)

METERS

Meter	Size	Capacity
OUTGOING	6” P D A O Smith	1429 bph

TANKS AND SUMPS

Tank #	Nominal Shell Capacity	Product
1489	32,000 bbls	AVJET A
1490	32,000 bbls	Out of service
1491	80,000 bbls	AVJET A
1492	80,000 bbls	AVJET A

SUMP:

The Operator pumps the station sump locally with a manually operated pump. It pumps to tank 1489.

HOUSTON INTERCONTINENTAL AIRPORT

PUMPS AND BOOSTERS

            None

METERS

METER	SIZE/TYPE	CAPACITY
Shell Meter	4” AO Smith PD	857 bph
Mobil Meter	4” AO Smith PD	857 bph

TANKS AND SUMPS

There are no Shell Tanks at HIA

The station SUMP has a manually operated pump which pumps to Allied’s tank

Additional Items:

Included Idle Lines:

Nitrogen purged lateral line connected to Palm.

Included Equipment:

Misc. Minor Shell equipment at Palm Facility.

HEARNE PRODUCTS PIPELINE

PIPELINE:

Approximately 143.5 miles of 10” pipeline from Hearne tank farm to Dallas Terminal.

HEARNE STATION

Pumps and Boosters

Unit #	Mainline or Booster	Horse Power	Pump Mfg.
Booster	Booster	125	Ingersoll Rand
#3	Mainline	800	Bingham
#4	Mainline	800	Bingham

There is a selectable Ross Hill variable speed drive that can be used with both units that VFD varies that unit’s motor speed to conform to the selected rate, and the station’s pressure parameters.

Meters

Meter #	Type	Size	Purpose
11	Turbine	4”	Custody Transfer
12	Turbine	3”	Custody Transfer
31	PD	6”	Integrity
32	PD	6”	Integrity

Tanks and Sumps

Tank #	Nominal Shell Capacity
1247	32,000
1248	32,000
1249	32,000
1250	32,000
1252	32,000
1253	32,000
1254	32,000
1255	32,000
1256	32,000
1257	42,000
1258	42,000
1259	80,000
1424	80,000
1470	80,000
4417	2,000
1251	32,000

Cathodic Protection
County	Block Valve, Rectifier or Station	Location	old rectifier #	Driving Directions
Hearne To Ft. Worth
Robertson	Hearne Station Block Valve Rectifier	MP 0.0	rectifier # 21	From Intersection of Hwy 6 & FM 391 in Hearne go South on Hwy 6 for 1 mile. Turn Left and cross over RR tracks to San Gabriel Rd. Turn Right and follow road .1 mile to station entrance on Left.
	HearneStation Rectifier	MP 0.0	rectifier # 64	From Intersection of Hwy 6 & FM 391 in Hearne go South on Hwy 6 for 1 mile. Turn Left and cross over RR tracks to San Gabriel Rd. Turn Right and follow road .1 mile to station entrance on Left.
	Rectifier	MP 7.5	rectifier # 9

At Calvert turn East off Hwy. 6 onto FM 1644. Go 3 miles to CR118. Turn Right, go 1.5 miles then turn right again on CR118. Go West .2 miles to first road on Left. Follow road .5 miles to rect. On left.

	Rectifier	MP 11.5	rectifier # 63	At Calvert turn East off Hwy. 6 onto FM 979. Go 3.7 miles to gated road on Left. Follow dirt road .7 mile to Rect.on Left.
	Rectifier	MP 14	rectifier # 41	From Calvert Follow Hwy. 6 North 4.5 miles to Richard Hailey road 130. Turn Right on road & go 2.4 miles to ROW. Rect is North of road in pasture.
	Rectifier	MP 18.5	rectifier # 65	Go North .6 mile from Hammond on Hwy 6. Rect is beside road.

Vehicles:

Trailer Number	Make	Type	Vehicle identification Number	License Number
84105	Germany	Utility	3767 00099900000547340	11X MCH

REAGAN TERMINAL

Pumps and Boosters

None

Meters

No Shell Meters

Tanks and Sumps

The sump has a manually started pump.

MARLIN STATION

Pumps and Boosters

There are 2 United MSH-C centrifugal pumps driven by 600 hp electric motors.

There is no booster pump at Marlin.

Meters

Sonic Meter used for ROC calculation.

Tanks and Sumps

There are no tanks. Local Operations pumps the station sump using a manually operated pump.

Falls	Rectifier	MP 23.8	rectifier	# 10	go north 4.5 mile from Hammond on Hwy 6. Turn Left and follow CR 206 .9 miles to ROW. Rect wil be on Left.
	Rectifier	MP 26	rectifier	# 51	Go South from Reagan on HWY 6 .8 miles. Turn Right on Cr 211 then go 1.3 miles. Turn Left on CR 212 then go .2 mile to rect.
	Reagan Station Block Valve & Rectifier	MP 28	rectifier	# 44	Go North from Reagan on HWY 6 .8 mile. Turn Left on Cr 218 then go .1 mile to Reagan Sta. & Rect.
	Rectifier	MP 28.4	rectifier	# 24	Go North from Reagan on HWY 6 1.5 miles. Turn Right at CR 219 go 1 block then turn Right on CR 234. Go .4 mile to Rect.
	Rectifier	MP 34.3	rectifier	# 58	From Marlin intersection of Hwy 6 & Hwy 7 turn East on Hwy 7. Go .9 mile to FM 2958. Turn right & go .8 mile to rect.
	Marlin Station Block Valve & Rectifier	MP 36	rectifier	# 25	From Marlin intersection of Hwy 6 & Fm 147 turn East on FM 147. Go 1.2 miles to Marlin station and rect.
	Rectifier	MP 44.2	rectifier	# 54	From Marlin go 5 miles North on Hwy 6 to FM 2307. Turn right and go .5

WACO TERMINAL

Pumps and Boosters

There are no pumps or boosters at Waco Terminal.

Meters

Meter	Size	TYPE
Meter #2	6”	Daniel Turbine

Tanks and Sumps

There are no Shell Pipeline tanks. Deliver is into 5 Motiva tanks. The terminal sump is pumped by a manually operated pump. A high alarm causes sump to pump into Motiva Tank 23084.

WACO STATION

Pumps and Boosters

There are two United BFDL-B Centrifugal pumps driven by 600 hp electric motors. There is no booster pump.

Meters

There are no meters at Waco Station

Tanks and Sumps

There are no tanks at Waco Station. The sump is pumped by a manually operated pump.

McLennan	Rectifier	MP 46.5	rectifier	# 11	At Riesel intersection of Hwy 6 and W. Lake Creek Rd. turn West on W. Lake Creek Rd. & go 2 blocks to South Broadway. Turn left on S. Broadway & go 2 blocks to Kattner Rd. Turn Right on Kattner Rd. & go 2 miles to rect.
	Rectifier	MP 51	rectifier	# 49	From Waco loop 340 & Hwy 6 go South on Hwy 6 4.6 miles to Harrison Rd. Turn Right on Harrison Rd. Go .9 mile to Elm Lake road. Turn Right & go .4 mile to rect.
	Rectifier	MP 57.5	rectifier	# 27	From Waco loop 340 & Hwy 6 go North on loop 340 2 miles.to Kendall Ln. Turn Right & go .3 mile to rect.
	Waco Terminal & Block Valve	MP 61.1			From Hwy 35 at Waco exit at N. Loop 340 & go West to South Lacy Dr. Turn Left on South Lacy Dr.& go .5 mile to Motiva Entrance. Follow road through entrance and past tanks to our terminal area.
	Rectifier	MP 64.3	rectifier	# 66	From Waco go North on Hwy 35 to Elm Mott. Take exit 343 to FM 308. Turn right on FM 308 & go to Mesquite Tree Road. Turn right & go 1.25 miles to rectifier on Left.
	Waco Station Block Valve & Rectifier	MP 70	rectifier	# 30	From Waco go 9 miles North on Hwy 35 to Tours Rd (FM 3149). Turn Right & go 1.8 miles to Waco Sta. & rect.
	Rectifier	MP 76.5	rectifier	# 12	From West at Intersection of Hwy 35 and FM 2114 go East on FM 2114 2.8 miles to Mynar Rd. Turn Left on Mynar Rd. & go 1 mile to Trlioca Rd. Turn Right and follow road .5 mile to rect.

Hill	Rectifier	MP 89.6	rectifier	# 67	From Hillsboro take Hwy 22 East 3.8 miles to CR 3138. Turn Right on CR 3138 and go .7 minles to Rectifier.

BEE CREEK JUNCTION

Pumps and Boosters

NONE

Meters

One 6” turbine meter with a strainer and prover connections.

Tanks and Sumps

N/A

MAYPEARL STATION

Pumps and Boosters

There are two United MSH-C centrifugal pumps driven by 600 hp electric motors. There is no booster pump.

Meters

There are no Meters at Maypearl Station

Tanks and Sumps

There are no tanks at Maypearl Station. The station sump is pumped by a manually operated pump.

Ellis	Bee Creek Junction Block Valve & Rectifier	Mp 105.8	rectifier	# ?	From intersection of bee creek Rd & Bee creek School Rd go West on Bee creek School Rd .5 mile to gate on Right. Go through gate and follow road .4 mile to Rect. At Beecreek Junction.
	Rectifier	MP 107	rectifier	#13	From Hwy 66 go South 1.4 miles on Bee Creek Road to rectifier
	Maypearl Station Block Valve & Rectifier	MP 111	rectifier	# 40	MAYPEARL BOOSTER 1.8 miles East of Maypearl on HWY 66
	Rectifier	MP 118	rectifier	#?	From intersection of Hwy 287 & E FM 875, go West on E FM 875 4.3 miles to Mc Alpin Rd. Go West .8 mile on McAlpin Rd to rect on Left inside fence.

DALLAS TERMINAL

Pumps and Boosters

There are no pumps or Boosters at Dallas Terminal.

Meters

Meter #	Type	Size	Use
1	Turbine	3”	Strip delivery
2	Turbine	6”	Full line delivery

Tanks and Sumps

There are no Shell Pipeline Tanks at the Dallas Terminal. Dallas Terminal has two sumps, a 2 bbl sump with an automatic pump, and a 20 bbl sump, which must be pumped by the Operator / Deliveryman.

Dallas	5517220	MP 132.5	rectifier	# 14	From US 67 South of Duncanville, exit onto E. Danieldale Rd then go West 1.3 miles to rect.
	Block Valve	MP 135.028			Valve located North side of I 20 & East of Hill City Dr.
	Block Valve	MP 135.047			From intersection of Singleton Blvd & Norwich Ln. Go South on Norwich 1/2 mile to valve on Right.
	Dallas Terminal & Rectifier	MP 143.3	rectifier	# 38	DALLAS TERMINAL From intersection of N. Westmoreland Rd. & Singleton Blvd. Turn West on Singleton Blvd. Then go .6 mile to Motiva Terminal on Left. Go South through gate and follow road toward RR tracks. Open electric gate (0134*) & continue to rect on Right across from proving loop.
	Rectifier	MP 146.3	rectifier	# 22	DALLAS TO FT. WORTH 8”
Tarrant	Rectifier	MP 155.5	rectifier	# 15
	Rectifier	MP 165	rectifier	# 39

Additional Items:

Included Assets:

Approximately 30 additional acres at Hearne Station outside of fence line not used

Pump from Dallas located at off site shop.

Antenna and radio at Marlin-Waco line

Trailer Number	Make	Type	Vehicle identification Number	Title Document Number	Year	Location	LICENSE NUMBER
84105	Germany	Utility	3767	00099900000547340	1995	Hearne	11X MCH
88197	Homemade	Utility/Tractor		00099900000137170	1993	Arlington	35X FDL
88549	Wells Cargo	Utility (Emergency Response)	1WC200G25K2013962	22042236368112558	1989	Arlington	35W MSG
88623	Skipperbee	Boat trailer	8501909	00011100030202983	1969	Arlington	46W RBT
	Duracraft	Boat & motor	ser # 70266			Arlington	TX 1899CE

Idle Line Assets:

Dallas to Fort Worth Terminal 8”, mothballed, purged with N2

Tanks 1251, 1253, 1259 at Hearne Tank Farm, cleaned and out of service

5 tanks out of service at Hearne Station (1251, 1253, 1254, 1255, 1259)

ODESSA EL PASO PRODUCTS PIPELINE, ODESSA

TERMINAL AND EL PASO TERMINAL

PIPELINE:

Approximately 248 miles of 6” pipeline

Mainline Rectifiers:

ROW Code	Rectifier ID	Location	Location#
OE RECT E14		Black River Station	38900
OE RECT E8		Interstate 20 Kermit	355
OE RECT E27		2 Miles west Moss Rd	602
OE RECT E38		S/E Notrees	1196
OE RECT E7		Winkle Co Rd. 202	2602
OE RECT E28		North of Mentone	4308
OE RECT E6		Pecos River	4640
OE RECT E29		Old Chevron Camp	5326
OE RECT E39		4.5 Miles E. FR 2185	5600
OE RECT E25		East of Blk River	6052
OE RECT E31		Old E-20	6304
OE RECT E20		W. Of Blk River	6355
OE RECT E5		Jax Cowden	6723
OE RECT E30		Cowden Ranch	7199
OE RECT E22		Old Shell Station	8194
OE RECT E35		Chavez Rd	8360
OE RECT E4		Salt Flat East	8449
OE RECT E11		Middle Salt Flats	8564
OE RECT E26		West Salt Flats	8642
OE RECT E17		Salt Flats Café	8745
OE RECT E10		Salt Flats West	8894
OE RECT E21		Dell City Junction	9106
OE RECT E12		Dell City Take off	9208
OE RECT E33		1.7mi. E. of Hueco	9382
OE RECT E3		W. of FR 1111	9649
OE RECT E18		Williams Ranch	10264
OE RECT E34		Barrego	10915
OE RECT E2		El Paso RV Park	12005
OE RECT E23		1601 Berryville St.	12403
OE RECT E13		Blk Valve 17 Ave	12576
OE RECT E32		Gateway East	12919

ODESSA TERMINAL

Truck rack:

Three lane truck facility.

TANKS

Tank Number	Nominal Shell Capacity (bbl)	Current Service
591	20000	LSD
579	15000	HSD
581	15000	Jet A
600	20000	Jet A
338	18000	Transmix
339	18000	Transmix
101	74000	RU
102	74000	RU
570	20000	PU
225	52000	HSD
598	20000	PU
571	20000	RU
228	61000	LSD
572	20000	RU
573	20000	RU
229	61000	RU
574	20000	Jet A
590	20000	LSD
585	20000	LSD
286	20000	HSD

Also small tanks 2010, 2020 and 57. Odessa Terminal has 4 tanks that are currently dedicated to servicing the truck rack. There are 11 tank booster pumps.

ODESSA STATION

Unit #1 is equipped with a Variable Frequency Drive (VFD). The VFD is controlled by a case pressure set point.

PUMPS AND BOOSTERS

Mainline Units	Horse Power	Impeller Size	Approx. Pressure
1	500		700 psi
2	500		700 psi
3	400		550 psi

Booster
A	40		100 psi

Two large transformers at substation and tank farm power grid.

METERS

Odessa Station Receipt Meter: 4” Turbine Meter. Odessa station main line meter, 6” turbine meter max flow rate 1500 bbls/hr.

TANKS AND SUMPS

Sump: station has a sump.

KERMIT STATION

PUMPS AND BOOSTERS

Mainline Units	Horse Power	Impeller Size	Approx. Pressure
1	500		700 psi
2	500		700 psi

METERS

N/A

Tanks:

N/A

Sump:

Discrete High Sump Alarm generates Station Lock Out.

BLACK RIVER STATION

PUMPS AND BOOSTERS

Mainline Units	Horse Power	Impeller Size	Approx. Pressure
1	500		700 psi
2	500		700 psi

Unit #1 is equipped with a Variable Frequency Drive (VFD).

METERS

N/A

Tanks:

N/A

Sump:

Station has a sump.

HUECO STATION

PUMPS AND BOOSTERS

Mainline Units	Horse Power	Impeller Size	Approx. Pressure
1	500		700 psi
2	500		700 psi

METERS

N/A

Tanks:

N/A

Sump:

Station has a sump.

EL PASO PREVIEW

Densitometer and control panel

EL PASO TERMINAL / SANTA FE TANK FARM (All idle and purged)

Tank #	Nominal Volume (Gallons)	Product	Location	Status
1	840,000	Gasoline	EL Paso Terminal	idle and empty
2	1,008,000	Gasoline	EL Paso Terminal	idle and empty
3	1,008,000	Gasoline	EL Paso Terminal	idle and empty
4	1,008,000	Gasoline	EL Paso Terminal	idle and empty
5	1,008,000	Gasoline	EL Paso Terminal	idle and empty
6	1,008,000	Low Sulfur Diesel	EL Paso Terminal	idle and empty
7	840,000	Low Sulfur Diesel	EL Paso Terminal	idle and empty
8	630,000	High Sulfur Diesel	EL Paso Terminal	Idle and empty
9	630,000	Low Sulfur Diesel	EL Paso Terminal	idle and empty
10	21,000	Gas/Diesel mix	EL Paso Terminal	Idle and empty
11	21,000	Gas/Diesel mix	EL Paso Terminal	Idle and empty
20	21,000	Gas/Diesel mix	EL Paso Terminal	Idle and empty
27	210,000	Ethanol	EL Paso Terminal	idle and empty
12	840,000	Low Sulfur Diesel	Santa Fe Terminal	idle and empty
13	840,000	High Sulfur Diesel	Santa Fe Terminal	idle and empty
14	840,000	Low Sulfur Diesel	Santa Fe Terminal	idle and empty
15	420,000	High Sulfur Diesel	Santa Fe Terminal	idle and empty
26	42,000	Gas/Diesel mix	Santa Fe Terminal	idle and empty
various	6,000	additive	El Paso Terminal	idle and empty

Pumps and Boosters

2 Booster pumps located at El Paso Terminal – used for tank/tank transfers and transfer product to Santa Fe Terminal

3 Booster pumps located at Santa Fe Terminal. Used to transfer product to Kinder Morgan’s Pipeline System.

Meters

The mainline meter and prover that were located at the El Paso Terminal have been relocated to the El Paso Meter Station site within the Western Refinery property.

Tanks, Sumps and Product Types

El Paso Terminal has two sumps:

Truck Rack Sump (Collect rain water from rack area)

Terminal Sump (was utilized for station piping)

Santa Fe Terminal has one sump

Product Types:

Low Sulfur Diesel,

Regular Unleaded Gasoline,

Premium Unleaded Gasoline

Alkylate

6” El Paso to Santa Fe Transfer line

	Original Condition	New Condition (After Feb 2004)
Outer Diameter	6.625”	6.625”
Wall Thickness	0.25”	0.25”
SMYS	46000	46000
Hydrotest	395 psig	1800
MOP	275 psig	1440 psig
Length	0.98 mi	.676 mi (now part of OE mainline)	0.304 mi (idle)

12” El Paso to Santa Fe transfer line

Original Condition
Outer Diameter	12.75”
Wall Thickness	0.25”
SMYS	46000
Hydrotest	385 psig
MOP	275 psig
Length	1.05 mi

Santa Fe – Chevron 6”

	Original Condition	New Condition (After Feb 2004)
Outer Diameter	6.625”	6.625”
Wall Thickness	0.25”	0.25”
SMYS	46000	46000
Hydrotest	412 psig	1800 psig	412 psig
MOP	275 psig	1440 psig	275 psig
Length	0.350 mi	.1 mi (now part of OE mainline)	0.250 mi (mothballed)

Santa Fe – Southern Pacific 4”

Pipeline Data
Outer Diameter	4.5”	4.5”
Wall Thickness	0.188”	0.237”
SMYS	42000	42000
Hydrotest	2160 psig	2160 psig
MOP	720 psig	720 psig
Length	0.141 mi	0.303 mi

EL PASO METER STATION

Pumps and Boosters

N/A

Meters

One 4” Turbine Meter with strainer

Tank:

Tank Number	Nominal Shell Capacity	Roof
1	20000	Internal Floating
2	24000	Floating
3	24000	Floating
4	24000	Floating
5	24000	Floating
6	24000	Floating
7	20000	Cone
8	15000	Cone
9	15000	Cone
20	500	Relief Slop
10	500	Slop
11	500	Slop
27	2000	Ethanol

Sump:

500 BBL Slop tanks used.

SANTA FE TANK FARM (idle and purged) AND PIPELINES IN EL PASO AREA

Tanks

Tank Number	Nominal Shell Capacity	Product
14	20000	LSD
12	20000	Jet A
13	20000	HSD
15	10000	HSD
26	1000	Slop

Owned Vehicles:

Description	Unit Number	Plate Number	Sticker Number	Exp. Year	Exp. Month	Mfr.	VIN
Located in El Paso/GWG
Emergency Response Trailer		78W DJN		2004	1	Wells Cargo ‘91	1WC200G25M20169 59

Additional Items:

VSAT equipment at Hueco, Pecos River, BV 17, Kermit, Odessa, Black River owned by Shell

500 Bankhead Property

Shell Odessa Warehouse

ORION PRODUCTS PIPELINE

MAINLINE PIPE:

Approximately 760 miles of 12”, 14”, 16”, and 20” mainline pipe and 6”/12” Aledo delivery pipe.

EAST HOUSTON STATION

PUMPS AND BOOSTER

Station Booster	350 HP – Centrifugal
Unit # 8	800 HP – Centrifugal
Unit # 9	800 HP – Centrifugal
Unit # 1	2500 HP – Centrifugal
Unit # 2	2500 HP – Centrifugal
Unit # 3	2500 HP – Centrifugal

METERS

Galena Park 12”	8” Turbine Meter
East Houston 16”	8” Turbine Meter

TANKS:	8 - 100,000 bbls. Tanks
1222 –Low Sulfur diesel
1423 – Regular unleaded
1403 – Regular unleaded
1225 – Super unleaded
1223 – Low Sulfur diesel
1224 – Aviation Jet Fuel – Jet 8
1427 – High Sulfur Diesel Fuel
1388 – Low Sulfur Diesel
1 - 20,000 bbls. Tank for interface
830 – Interface

CENTERVILLE STATION

PUMPS

Unit # 1	2250 HP – Centrifugal
Unit # 2	2250 HP – Centrifugal
Unit # 3	700 HP – Centrifugal

METERS

Sonic Flow Meter

TANKS AND SUMPS

Tanks: N/A

Sump: The Control Center monitors the level on the sump.

CORSICANA STATION

PUMPS AND BOOSTERS

Pumps:                    N/A

Booster:                  N/A

METERS

N/A

TANKS

The transmix/sump tank is a 210 bbl tank.

SUMPS

The sump is used primarily for trap drainage and is pumped into the Transmix/Sump Tank when full. It is 7ft long 24” in diameter and will hold approximately 4 barrels.

FROST STATION

Pumps and Boosters

Station Booster North	300 HP – Centrifugal

Station Booster West	150 HP – Centrifugal

North:
Unit # 1	1200 HP – Centrifugal
Unit # 2	1200 HP – Centrifugal

West:
Unit # 1	1200 HP – Centrifugal
Unit # 2	1200 HP – Centrifugal

Meters

Receive meter	6” Turbine
North meter	6” Turbine
West meter	6” Turbine

Tanks and Sumps

Tanks:	Size	Grade
# 516	120,000	Regular Unleaded
# 515	60,000	Jet
# 514	100,000	Low Sulfur Diesel
# 513	80,000	Regular Unleaded
# 512	100,000	Low Sulfur Diesel
# 511	40,000	Super Unleaded
# 4420	20,000	Interface tank

Sump:

An approximately 9’ high sump is located on the site.

ORION WEST LEG

WALNUT SPRINGS STATIONS

Pumps & Boosters

Unit # 1	1200 HP – Centrifugal
Unit # 2	1200 HP – Centrifugal
Unit # 3	1250 HP – Centrifugal

Meters

Sonic Meter

Tanks:

N/A

Sump:

There is an approximately 6’ tall sump on site.

Cathodic Protection
County	Block Valve, Rectifier or Station	Location	old #	Driving Directions
Orion line
CORSICANA WEST
Navarro	Rectifier	mp 333.20	rectifier # 3T-1	From intersection of FM 2666 & W 2nd Ave. turn West into Corsicana State Home entrance. Follow road left through parking lot & around fence to cattle guard on left. Go through cattle guard then .5 mile to rect. Near house at end of road.
	Rectifier	MP 332.2	rectifier # 3T-2	1600 Ft. East of Beeman Ln of Drane Rd.
	Rectifier	MP 330.70	rectifier # 3T-56	925 feet East of NW 2050 on McCarter Rd.
	Rectifier	MP 328.8	rectifier # 3T-3	350 feet South of NW 2080 on NW 2060
	Rectifier	MP 327.00	rectifier # 3T-9	From intersection of Hwy 22 & FM 1126 at Barry go South on Fm 1126 2.1 miles. Turn Left on dirt road & go .5 miles to rect on fence line.
	Rectifier	MP 326.4	rectifier # 3T-55	530 feet West of FM 1126 on NW 2230
	Rectifier	MP 324.4	rectifier # 3T-8	At intersection of NW 2200 & NW 2840
	Rectifier	MP 321.60	rectifier # 3T-13	ON FM 55 300 FT. South of NW 2250
	Rectifier	MP 318.80	rectifier # 3T-14	ON NW 4060 2000 FT. North of NW 4050
	Rectifier	MP 316.10	rectifier # 3T-18	ON FM 667 1150 FT. North of NW 4110
	Rectifier	MP 313.70	rectifier # 3T-7	On FM 639 2100 Ft. South of Hwy 22
Frost Station
	OR-FRST-TK511 Rectifier	Frost Station	rectifier # 2	Located in Frost Station outside firewall at SW corner.
	OR-FRST-TK512 Rectifier	Frost Station	rectifier # 3	Located in Frost Station outside firewall at West end.
	OR-FRST-TK513 Rectifier	Frost Station	rectifier # 4	Located in Frost Station outside firewall near NW corner
	OR-FRST-TK514 Rectifier	Frost Station	rectifier # 5	Located in Frost Station outside firewall at North side
	OR-FRST-TK515 Rectifier	Frost Station	rectifier # 6	Located in Frost Station outside firewall at NE corner
	OR-FRST-TK516 Rectifier	Frost Station	rectifier # 7	Located in Frost Station outside firewall at SE corner
	OR-FRST-TK4420 Rectifier	Frost Station	rectifier # 1	Located in Frost Station outside firewall at side near electro-center building.
	OR-FRST-01 Rectifier	Frost Station	rectifier # ST-58	Located in Frost Station just inside South fence East of control bulding.
	Rectifier	MP 312.00	rectifier # 3T 23	300 Ft. South of Frost Station in field
	Rectifier	Mp 310.7	rectifier # 3T-23	.3 mile South of Hwy 22 on CR 3418

DE LEON STATION

METERS

Meters:            Sonic Flow Meter

CLYDE STATION

PUMPS AND BOOSTERS

Unit # 1	1250 HP – Centrifugal
Unit # 2	1200 HP – Centrifugal
Unit # 3	1250 HP – Centrifugal

METERS

Meter:            N/A

TANKS

N/A

SUMP

An approximately 5’ tall sump is located on site.

TYE STATION

PUMPS AND BOOSTERS

N/A

METERS

Tye Station Receipt Meter: 6” Turbine Meter

TANKS

One 5,000bbls. Tank

SUMP

The Tye Station Operator pumps the sump out.

FILTERS

Tye Station is equipped with a filter vessel.

MIDLAND BASIN

PUMPS AND BOOSTERS

N/A

METERS

N/A

TANKS

N/A

SUMP

The sump is in local control and can be pumped into the mainline.

There is a discrete High Level Alarm

ODESSA TERMINAL

Odessa Terminal Delivery Meter: 4” Turbine Meter

ORION NORTH LEG

ORION/HEARNE CONNECTION @ BEE CREEK

Pumps and Boosters

N/A

Meters

One 6” Turbine Meter

Tank:

N/A

Sump

N/A

GRANDVIEW STATION

PUMPS AND BOOSTERS

Unit # 1	800 HP – Centrifugal
Unit # 2	800 HP – Centrifugal

METERS

N/A

Tanks:

N/A

Sump:

Station has a sump.

CRESSON STATION

PUMPS AND BOOSTERS

Unit # 1	800 HP – Centrifugal
Unit # 2	800 HP – Centrifugal
Unit # 3	800 HP – Centrifugal

METERS

N/A

Tank

N/A

Sump

An approximately 9’ sump is located on site.

CHICO STATION

PUMPS AND BOOSTERS

Unit # 1	800 HP – Centrifugal
Unit # 2	800 HP – Centrifugal
Unit # 3	800 HP – Centrifugal

METERS

N/A

Tanks

N/A

Sump

The station has an 8’ sump.

HENRIETTA STATION

PUMPS AND BOOSTERS

Unit # 1	800 HP – Centrifugal
Unit # 2	800 HP – Centrifugal

METERS

N/A

Tanks

N/A

Sump

Station has a 9’ sump.

DUNCAN STATION

Pumps and Boosters

N/A

Meters

One 6” Turbine Meter

Tank:

One 600 bbl. Relief Tank.

Sump:

The station has a 9’ sump.

Filters

Duncan Station is equipped with two banks of filter vessels.

Cathodic Protection
County	Block Valve, Rectifier or Station	Location	old rectifier #	Driving Directions
Orion line
Frost to Duncan
Navarro	Frost Station	Mp 0.0		Go East from Mertens on Hwy 22 for 2 miles to Station on Right.
Ellis	Rectifier	MP 25	rectifier # 40	From FM 667 go 1.6 miles East on Whiterock Road
	11005-046 Grandview Station	MP 40.1	rectifier # 64	Located at Grandview Station. From Maypearl go Southwest on FM 66 5.2 miles. Turn Right on Weakly Road. Go 1.8 miles to Gas Plant Road. Turn Left & go .1 mile to station on Right.
Johnson	Rectifier	MP 46.1	rectifier # 39

From Alvarado go South on Hwy. 35 to Exit 21 at CR 107. Turn left on CR 107. Go 1.5 miles to Cr 204. Turn Right on CR 204. Go 1.3 miles to CR 106. Turn Right on CR 106. Go .7 mile to Rectifier on right.

	Rectifier	mp 53.2	OR-MP 053.2-N	From intersection of Hwy 35 & FM 3136 at Alvarado turn West on FM 3136 & go 5.3 miles. Turn left on CR 316 & go 1.2 miles to Rectifier on left near road.
	Rectifier	MP 57.9	rectifier # 65	At Keene go North on N Fairview St. to East Oakdale St. Turn Right and go .6 miles to CR 702 A(Barnes). Turn Left and go 1 mile to Rectifier on Right.
	Rectifier	MP 64.1	OR-MP 061.10-N	From intersection of 174 & FM 917 at Joshua turn West on FM 917 & go 1.3 miles to ranch entrance on Left. Follow private road to rectifier located beside road.
Parker	11005-060 Cresson Station	MP 76.7	rectifier # 58	Located at Cresson Station. From Cresson go East on 377 5.2 miles to Goforth Road. Turn Right and go 2.3 miles to Station on Right.
	Block Valve 10	MP 82.8		Lake Moncrief South Go South on S FM 5 past Mcfarland Ranch Road .4 miles to pvt road on Left. Follow road around lake .5 mile to valve site.
	Block Valve 20	MP 84.2		(Lake Moncrief North) From intersection of Mcfarland Ranch Road & S. FM 5 go East on Mcfarland Ranch Road 2.5 miles to valve site.
	Rectifier	MP 85.2	rectifier # 38	From FM 2376 at Aledo turn North on Old Annetta Rd. Go 1.6 miles to Rectifier on Right
	Underwood Junction	MP 86.5		From I-20 & FM 1187 intersection go South 1.9 mile on FM 1187 to Aledo. Turn right at Library & follow road (Underwood Road) 1.5 miles to Junction on Right.
Pride Junction

From I-20 & FM 1187 intersection go South 1.2 mile on FM 1187. Turn right at blinking light (new high school entrance). Go .3 mile to gate on Right. Follow road through gate then .2 mile to Fenced piping.

	Adedo Terminal			From Intersection of Ranchhouse Rd & I-20 go East 1 mile on feeder road to Pride’s terminal entrance.
	Rectifier	MP 99.2	OR-MP 099.22-N
Wise	Rectifier	MP 111	rectifier # 130

From Bridgport, Texas Intersection Hwy. 114 & 2123 go South on 2123 9.2 miles to CR. 3673(Gentry’s) turn West go .2 mile to CR 3671 turn South go .7 mile and turn East on CR 3672 go 1.1 mile. Rectifier to the South in pasture. You can see it from road.

	Rectifier	MP 117.8	rectifier # 66	From Bridgport, Texas Intersection Hwy. 114 & 2123 go South on 2123 4.7 miles to CR. 3540 turn West & go .9 mile to rectifier beside road.
	Rectifier	MP 124	rectifier # 37	From Bridgport, Texas Intersection Hwy. 380 & 1658 go West on 1658 1.2 miles.
	Chico Station & Rectifier	MP 130	rectifier # 53	At Chico Station. Intersection of Hwy. 101 & 1810 go West on 1810 3.5 miles.
CHICO TO WHITICA FALLS
Jack	Rectifier	MP 140	rectifier # 36	From Bowie, Tx. Intersection of Hwy. 287 & 1125 go South 14 miles to unit.

Montague
Clay	Rectifier	MP 145	rectifier # 125	From Newport, Texas Intersection of Hwy. 1288 & Hwy. 59 go North 1.8 miles
	Rectifier	MP 152		HWY 174 & FM1288
	Rectifier	MP 155.5	rectifier # 60	From Bellevue, Tx. Intersection of Hwy. 287 & 1288 go South on 1288 2.5 miles. Turn West on Hwy. 2321 go 2.5 miles to unit.
	Rectifier	MP 160	rectifier # 122	From Bellevue, Tx. Go West on Hwy 287 for 3.8 miles to roadcrossing & turn South. Go across bridge on dirt road. Go 3.5 miles to unitjust past ranch house on right.
	Rectifier	MP 166	rectifier # 94	Approx 2 miles East of Henrietta, Tx. Off Hwy. 287 turn South on New London Rd. next to roadside park. Go 3.4 miles to unit.
	Rectifier	MP 169	rectifier # 61	Henrietta, Texas Intersection of Hwy. 287 & 148 go South on Hwy 148 for 1.4 miles.
	Rectifier	MP 170	rectifier # 62	Henrietta, Tx. Intersection of Hwy 287 & 148 go South on Hwy. 148 for .5 miles turn West on Hwy. 2847 go 1.4 miles to unit.
	Rectifier	MP 172	rectifier # 110

Going to Whiticha Falls, Tx. To Henrietta, Tx. Take Myers exit to the right. Go .8 mile & turn South on private road. Go over the R.R. tracks, road curves to the right, go .2 miles to landing strip and turn left. Go .3 mile. Unit can be seen to the left across fence in pasture.

	Henrietta Station	MP 175.5		From Hennietta Go West on Hwy 82 for 5 miles then turn Left on Brown Road. Go.3 mile to Station on Right.

Henrietta to Whiticha Falls

Clay	Rectifier	MP 177	rectifier # 35	Intersection of Hwy. 287 & Buddy Rd. go South on Buddy Rd. .3 mile to unit.
	Rectifier	MP 182	rectifier # 116	At first crossover outside Witicha Falls city limits Hwy 287 East turn South and go through metal gate. Follow dirt road .3 miles to unit.

Wichita	Rectifier	MP 186.1	rectifier # 128	At intersection of Hwy. 287 & Hwy. 79 (East Scott) turn South, go over RR tracks .2 miles. Go through pipe gate under Express Way to unit.
	Wichita Falls Station	MP 187.7

HENRIETTA TO DUNCAN

Clay	Henrietta Station & Rectifier	MP 0.0	rectifier # OR-0.0	From Hennietta Go West on Hwy 82 for 5 miles then turn Left on Brown Road. Go.3 mile to Station on Right.
	Block Valve #1	MP 9.9		From Petrolia go 4 Miles South on Hwy 148 to Lone Star Road. Turn East (left), go 1.5 miles. Blockvalve is on the left side of road.
	Block Valve #2	MP 17.5		From Byers turn on Hwy 171 East. Go 3.5 miles. Block valve is on the right side of Hwy 171.

Jefferson Ok.	Block Valve #3 & Rectifier	MP 21.8	Rectifier # OR-23

On Hwy 79 after crossing the Red River going North, go 1.3 miles then turn East (right) at Carter Farms sign. Go nearly 4 miles (you will go about 1 mile past line) turn right at intersection. Go .6 mile. Valve is on left side of road.

	Block Valve #4	MP 34.4

Going East on Hwy 70 into Waurika, turn North on Hwy 5. Go 4 miles,stay right on access road. Go 2.3 miles (passing rodeo grounds on right) Turn East (right) go .5 mile. Block valve is on the right side of road.

Stephens Ok.	Block Valve #5	MP 45.6		From Comanche go North on Hwy 81 1.4 miles to Cattlemans Road. Turn Left & go .6 mile to N 2810 Rd. Turn Right & go 200 yds. to valve site on Right.
	Duncan Station & Rectifier	MP 48.57	Rectifier # OR-48	In Empire City, Ok. On Hwy 81 turn East on Sunray road & go .7 mile to gate. Go through gate then turn right and follow road .5 mile to Station.

Vehicles:

Trailer Number	Make	Type	Vehicle identification Number	Title Document Number	Year	Location	LICENSE NUMBER
88145	EZ Loader	Boat Trailer	1ZE1EBT10PL020320	00099900000270922	1993	Frost	48XNZK
88241	Eagle	Utility (Communications) #1	1E9VT2028PA037392	16525037432133117	1993	Frost	31X MTF
84143	Homemade	Haul (Haul tractor)	4P5SH1626V1009969	16130435690113052	1997	Frost	40V VCW
88653	Shopmade	Haul (Haul tractor)	TR168522	00000000026359889	1986	Frost	46W SKN
	Wells Cargo	Utility (Spill Response) #3	1WC200F29R4019683	109000037394151000	1994	Frost	70X-LRM
	Jacobsen	Utility (Boom) #2	1J9DE2F23NF015091	10910037395145100	1992	Frost	71X-LRM
	Sea Ark	Boat and Motor	SAB00720C393	None	1993	Frost	TX 2421 HC

Included Asset List in Arlington Area

Trailer Number	Make	Type	Vehicle identification Number	Title Document Number	Year	LICENSE NUMBER
88197	Homemade	UTILITY/TRACTOR		00099900000137170	1993	35X-FDL
88549	Wells Cargo	Utility (Emergency Response)	1WC200G25K2013962	22042236368112558	1989	35W MSG
88623	Skipperbee	Boat	8501909	00011100030202983	1969	46W RBT
	Duracraft	Boat and Motor	ser # 70266	None		TX 1899CE

Trailer Number	Make	Type	Vehicle identification Number	Title Document Number	Year	Location	LICENSE NUMBER
88145	EZ Loader	Boat Trailer	1ZE1EBT10PL020320	00099900000270922	1993	Frost	48XNZK
88241	Eagle	Utility (Communications) #1	1E9VT2028PA037392	16525037432133117	1993	Frost	31X MTF
84143	Homemade	Haul (Haul tractor)	4P5SH1626V1009969	16130435690113052	1997	Frost	40V VCW
88653	Shopmade	Tractor Haul Trailer at Corsicana	TR168522	00000000026359889	1986	Frost	46W SKN
	Wells Cargo	Utility (Spill Response) #3	1WC200F29R4019683	109000037394151000	1994	Frost	70X-LRM
	Jacobsen	Utility (Boom) #2	1J9DE2F23NF015091	10910037395145100	1992	Frost	71X-LRM
	Sea Ark	boat & motor	SAB00720C393		1993	Frost	TX 2421 HC

Description	Unit Number	Plate Number	Sticker Number	Exp. Year	Exp.Month	Mfr.	VIN
Tye Boat trailer		93VKKR		2004	3	Dilley	313894
Tye ERT		38XLCY		2004	3	Big Tex ‘91	1WC200G27M2016137
Tye Utility Trailer	84068	33TZZD		2004	3	Big Tex	16VPX122XS1E64092
Tye Welding Trailer	947CC	43VRTX		2004	3	1959/TAND	B10974
2 Wheel Utility	02488	37V KYY	738945PE	2004	8		TR29384
HDX PERT		79V ZVM	738946PE	2004	8	Wells Cargo	1WC200M21L2015598
Lowe Boat Trailer	05388	63XKGX	738947PE	2004	8	Admiral ‘87
Tracker Boat Trailer	06298	73T VMY	738948PE	2004	8		none
Communication	05422	68W KGR	00742367PE	2004	10	Wells Cargo ‘91	1WC200L27M2017813
Goose Neck	06294	11WXFD	00742366PE	2004	10	Lee ‘93	4LGT20H5P1000607
18 Ft. Utility	05396	31W BKJ	777613PE	2004	12	Big Tex ‘89	16VPB1821KE22710
Steamer Trailer	05397	21V RYP	777612PE	2004	12	Big Tex ‘89	16VAN1228K1C22865

Located in Midland/GWG
Area Safety Trailer		67W-HNS		2004	12	Wells Cargo ‘98	1WC200G21W2035530

Additional Items:

VSAT owned by Shell at Odessa Station, Lake Conroe, Odessa Meters.

16’ Lowe Aluminum Boat Serial LWNH5832M75G with 25 HP motor SN-05002232

Dilly Boat Trailer VIN #313894

Trailer 10’ License 51X-STD

Idle Line:

12” line North of Corsicana Station, purged with nitrogen

12” line Between Henrietta and Wichita Falls, purged with N2

XOM Corsicana Station to Shell Corsicana Station 20”

Teague Station site (land for new pump station)

Old SPLC Corsicana Station

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